As filed with the Securities and Exchange Commission on April 27, 2012

Registration Nos. 033-82610; 811-03249

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.                (    )

POST-EFFECTIVE AMENDMENT NO. 23         (X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

                       Amendment No. 37                            (X)

MAXIM SERIES ACCOUNT

(Exact name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Name of Depositor)

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Address of Depositor’s Principal Executive Officers) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(800) 537-2033

Mitchell T. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Name and Address of Agent for Service)

Copy to:

Ann B. Furman, Esq.

Jorden Burt LLP

1025 Thomas Jefferson Street, N.W., Suite 400 East

Washington, D.C. 20007-5208

Approximate Date of Proposed Public Offering: Upon the effective date of this Registration Statement

It is proposed that this filing will become effective (check appropriate space):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2012, pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On , pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: flexible premium deferred variable annuity contracts

MAXIMUM VALUE PLAN

An Individual Flexible Premium Deferred Variable Annuity Contract

Distributed by

GWFS Equities, Inc.

Issued by

Great-West Life & Annuity Insurance Company

Overview

This Prospectus describes the Maximum Value Plan—an individual flexible premium deferred variable annuity contract issued by Great-West Life & Annuity Insurance Company (“we,” “us,” or “Great-West”). The Maximum Value Plan provides an annuity insurance contract whose value is based on the investment performance of the Investment Divisions that you select. When you participate in the Maximum Value Plan you are issued a contract, to which we will refer throughout this Prospectus as the “Contract.”

This Prospectus presents important information you should read before purchasing the Contract, including a description of the material rights and obligations under the Contract. Your Contract and any endorsements are the formal contractual agreement between you and us. It is important that you read the Contract and endorsements, which reflect other variations. Please read this Prospectus carefully and retain it on file for future reference. You can find more detailed information about the Contract in the Statement of Additional Information (“SAI”) dated May 1, 2012, which has been filed with the Securities and Exchange Commission (“SEC”). The SAI is incorporated by reference into this Prospectus as a matter of law, which means that it is legally a part of this Prospectus. The SAI’s table of contents may be found on the last page of this Prospectus. The SAI, material incorporated by reference, and other information regarding us may be obtained without charge by contacting Great-West at the above address or phone number, or by visiting the SEC’s Web site at http://www.sec.gov.

Who Should Invest

The Contract is designed for investors who are seeking long-term, tax-deferred asset accumulation with a wide range of investment options. The Contract can be used to fund an Individual Retirement Annuity (“Annuity IRA”) or for other long-term investment purposes.

Allocating Your Money

You can allocate your money among 18 Investment Divisions of Maxim Series Account (“Series Account”). Each Investment Division invests all of its assets in a corresponding mutual fund (“Eligible Fund”). Each Eligible Fund is offered by one of the following fund families: Maxim Series Fund, Inc. or Fidelity Variable Insurance Products Fund. The following is a list of the Eligible Funds:

Maxim Series Fund, Inc.:

Maxim Ariel MidCap Value Portfolio – Initial Class

Maxim Ariel Small-Cap Value Portfolio – Initial Class

Maxim Bond Index Portfolio – Initial Class

Maxim Invesco ADR Portfolio – Initial Class

Maxim Loomis-Sayles Bond Portfolio – Initial Class

Maxim Money Market Portfolio

Maxim S&P 600 Index Portfolio (formerly Maxim Index 600 Portfolio) – Initial Class

Maxim Small-Cap Growth Portfolio – Initial Class

Maxim Stock Index Portfolio – Initial Class

Maxim T. Rowe Price Equity/Income Portfolio – Initial Class

Maxim T. Rowe Price MidCap Growth Portfolio – Initial Class

Maxim U.S. Government Mortgage Securities Portfolio – Initial Class

Maxim Aggressive Profile I Portfolio – Initial Class

Maxim Conservative Profile I Portfolio – Initial Class

Maxim Moderate Profile I Portfolio – Initial Class

Maxim Moderately Aggressive Profile I Portfolio – Initial Class

Maxim Moderately Conservative Profile I Portfolio – Initial Class

Fidelity Variable Insurance Products Fund:

Fidelity VIP Contrafund Portfolio – Initial Class

You can also select a fixed option, in which case your money will be allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the SEC. Additional information on the Guaranteed Sub-Account is available upon request from Great-West.

Payment Options

The Contract offers a variety of annuity payment options. The annuity payment options you select may be payable on a fixed, variable or a combination basis. Under a variable annuity payment option, annuity payments will continue to reflect the investment performance of the Investment Divisions you select. Payments can be guaranteed for your lifetime, your spouse’s and/or Beneficiaries’ lifetime or for a specified period of time, depending on your needs and circumstances.

For more information, please contact:

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

800-537-2033

The date of this Prospectus is May 1, 2012

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[This space intentionally left blank.]

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and if given or made, such other information or representations must not be relied upon.

The Contract is not available in all states.

DEFINITIONS

Accumulation Period: The period between the Effective Date and the Annuity Commencement Date. During this period, you are contributing money to the Contract.

Accumulation Unit: An accounting measure used to determine your Variable Account Value during the Accumulation Period.

Administrative Offices: The Administrative Offices of Great-West, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Annuitant: The person named in the application upon whose life the payment of an annuity is based and who will receive annuity payments. Unless you elect otherwise, the Owner will be the Annuitant.

Annuity Commencement Date: The date payments begin under an annuity payment option.

Annuity Account: An account established by us in your name that reflects all of your account activity under the Contract.

Annuity Account Value: The sum of the Variable and Guaranteed Sub-Account Values less any withdrawals, amounts applied to an annuity option, periodic payments, charges deducted under the Contract and any applicable Premium Tax.

Annuity Payment Period: The period beginning on the Annuity Commencement Date during which we make annuity payments.

Annuity Unit: An accounting measure used to determine the amount of each variable annuity payment after the first annuity payment is made.

Automatic Contribution Plan: A plan that allows you to make automatic scheduled Contributions to the Contract. Contributions will be withdrawn from a designated pre-authorized account and automatically credited to your Annuity Account.

Beneficiary: The person(s) you designate to receive any death benefit that may become payable under the Contract.

Contributions: The amounts you invest or deposit into your annuity.

Contingent Owner: The person entitled to all rights and benefits under the Contract when the Owner dies, if there is no Joint Owner, as long as the Annuitant is living.

Effective Date: The date on which the initial Contribution is credited to your Annuity Account.

Eligible Fund: A mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”) in which an Investment Division invests all of its assets.

Guaranteed Account Value: The sum of the values of the Guaranteed Sub-Accounts credited to the Owner under the Annuity Account.

Guaranteed Sub-Account(s): The sub-division(s) of the Annuity Account to which your account allocations to the fixed-return option are credited. You receive a fixed rate of return on amounts allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the SEC.

Individual Retirement Annuity (“Annuity IRA”): An annuity contract used in a retirement savings program that is intended to satisfy the requirements of Section 408 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Investment Division: The Series Account is divided into Investment Divisions each of which contains the shares of an Eligible Fund. There is an Investment Division for each Eligible Fund. You select one or more Investment Divisions to which you allocate your Annuity Account Value, which will reflect the investment performance of the corresponding Eligible Funds. Investment Divisions may also be referred to as “divisions” or “sub-accounts” in the Prospectus, SAI or Series Account financial statements.

Owner (Joint Owner) or You: The person(s) named in the application that is entitled to exercise all rights and privileges under the Contract. Joint Owners must be husband and wife on the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application. If a Contract is purchased as an Annuity IRA, the Owner and the Annuitant must be the same individual and no Joint Owner may be named.

Premium Tax: A tax charged by a state or other local governmental authority in connection with your Contract.

Request: Any request (either written, by telephone, or electronic) that is in a form satisfactory to Great-West and received at our Administrative Offices.

Series Account: The segregated investment account established by Great-West as a separate account named the Maxim Series Account to provide the funding options for the Contract. It is registered as a unit investment trust under the 1940 Act, and consists of the individual Investment Divisions.

Surrender Charge: A charge you pay upon withdrawing all or a portion of your Annuity Account Value. This charge is assessed as a percentage of the amount withdrawn based on the number of years you have held the Contract.

Surrender Value: The Annuity Account Value less any applicable Surrender Charge on the effective date of the surrender.

Transaction Date: The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next business day. Requests will be processed and the Variable Account Value will be determined on the day that the Contribution or Request is received and the New York Stock Exchange is open for trading.

Transfer: When you move your Annuity Account Value between and among the Investment Division(s) and/or the Guaranteed Sub-Account(s).

Valuation Date: A date on which we calculate the value of the Investment Divisions. This calculation is made each business day as of the close of business of the New York Stock Exchange (generally 4:00 p.m. ET). The day after Thanksgiving is a Valuation Date.

Valuation Period: The period between two successive Valuation Dates.

Variable Account Value: The total value of your Variable Sub-Accounts. This is based on the amounts you have allocated to the Investment Divisions and will reflect the investment performance of the Eligible Funds, less all applicable charges and taxes.

Variable Sub-Accounts: An account we maintain for you that reflects the value credited to you from an Investment Division.

2

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or Transfer Annuity Account Value among the Investment Divisions or between the Investment Divisions and the Guaranteed Sub-Account. State Premium Taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Contributions)	None

Maximum Surrender Charge (as a percentage of amount surrendered)	7%* maximum

Exchange Fee	None

*

The Surrender Charge is equal to the percentage of the amount distributed less the “Free Amount” based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.

Contract Years Completed	Surrender Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7 or more	0%

For more information about the circumstances in which the “Free Amount” may apply, see “Surrender Charge” on page 19 of this Prospectus.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

Annual Contract Maintenance Charge	$27.00

Series Account Annual Expenses (as an annual percentage of Variable Sub-Account(s) value)

Mortality and Expense Risk Charge	1.25%

Account Fees and Expenses	None

Total Series Account Annual Expenses	1.25%

The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund’s fees and expenses is contained in the prospectus for each Eligible Fund.

3

	Minimum	Maximum
Total Annual Eligible Fund Operating Expenses (expenses that are deducted from Eligible Fund assets, including management fees, distribution [and/or service] (12b-1) fees, and other expenses)	.46%	1.35%[1]

THE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE ELIGIBLE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction expenses, Contract fees, Series Account annual expenses, and Eligible Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Eligible Funds.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 920	$1,369	$1,891	$3,804

(2)	If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 276	$888	$1,589	$3,804
(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$ 276	$888	$1,589	$3,804

The Example does not show the effect of Premium Taxes. Premium Taxes (ranging from 0% to 3.5%) are deducted from Annuity Account Value upon full surrender, death or annuitization. The Example also does not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

The Fee Table and Example should not be considered a representation of past or future expenses or charges of the Variable Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See “Charges and Deductions” on page 18 of this Prospectus.

CONDENSED FINANCIAL INFORMATION

A table showing selected information concerning Accumulation Units for each Investment Division is attached as Appendix A. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your Annuity Account Value, such as the annual contract maintenance charge. The information in the table is derived from the Series Account’s financial statements, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm. To obtain a fuller picture of

1 The expenses shown include fees and expenses incurred indirectly by certain Eligible Funds (the Maxim Profile Portfolios) as a result of their investment in shares of one or more acquired funds. The expenses shown do not reflect any fee waiver or expense reimbursement. The advisers of certain Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If these arrangements are taken into consideration, the expenses shown would be lower. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund’s prospectus.

4

each Investment Division’s finances and performance, you should also review the Series Account’s financial statements, which are contained in the SAI.

KEY FEATURES OF THE CONTRACT

The following are some of the key features of the Contract. These topics are discussed in more detail throughout the Prospectus, so please be sure to read through it carefully.

How to Invest

You must complete an application and pay by check or through an Automatic Contribution Plan. The minimum initial Contribution is:

•	$5,000; or
•	$2,000 if an Annuity IRA.

The minimum additional Contribution is:

•	$500; or
•	$50 if made via Automatic Contribution Plan.

Allocation of Your Contributions

Your initial Contribution and any subsequent Contributions, less any Premium Tax, will be allocated to the Investment Divisions based on the instructions you provide in the application. You can change your allocation instructions at any time by Request.

Free Look Period

The Contract provides for a “free look” period that allows you to cancel your Contract generally within ten days (30 days for replacement policies) of your receipt of the Contract. You can cancel the Contract during the free look period by delivering or mailing the Contract to our Administrative Offices. The cancellation is not effective unless we receive a notice that is postmarked before the end of the free look period. If the Contract is returned, the Contract will be deemed void and all Contributions, less surrenders and withdrawals, will be refunded to you.

A Wide Range of Investment Choices

The Contract gives you an opportunity to select among 18 different Investment Divisions. Each Investment Division invests in shares of an Eligible Fund. The Eligible Funds cover a wide range of investment objectives. The investment objectives and policies of each Eligible Fund are fully described in the individual fund prospectuses. You can obtain the prospectus for any Eligible Fund free of charge by contacting Great-West. The portion of your Annuity Account Value allocated to an Investment Division will vary with the investment performance of the underlying Eligible Fund. You bear the entire investment risk for all amounts invested in the Investment Division(s). Your Annuity Account Value could be less than the total amount of your Contributions.

Charges and Deductions Under the Contract

You pay the following charges under the Contract:

• an annual contract maintenance charge; and

• a mortality and expense risk charge.

You may also have to pay:

• a Surrender Charge (if you withdraw Annuity Account Value within seven years after purchasing the Contract); or

• a Premium Tax (depending on your state of residence).

5

In addition, you indirectly pay for management fees and other expenses relating to the Eligible Funds when you allocate your money to the corresponding Investment Division.

Making Transfers

You may Transfer among the Investment Divisions and between the Investment Divisions and the Guaranteed Sub-Account(s) as often as you like prior to the Annuity Commencement Date. There are certain restrictions on Transferring from a Guaranteed Sub-Account to the Investment Divisions, which are more fully described in your Contract.

Full and Partial Withdrawals

You may withdraw all or part of your Annuity Account Value before the earliest of the Annuity Commencement Date or the Annuitant’s or your death. Withdrawals may be taxable, and if made prior to age 59 1/2, subject to an additional 10% early withdrawal penalty federal tax. There is no limit on the number of withdrawals you can make; however, the withdrawals may be subject to a Surrender Charge.

Payment Options

A wide range of annuity payment options is available to provide flexibility in choosing an annuity payment schedule that meets your needs. Payments may be made on a variable, fixed or combination basis. Under a variable payment arrangement, the annuity payments you receive continue to reflect the performance of the Investment Divisions you select.

Death Benefit

The amount of the death benefit, if payable before the Annuity Commencement Date and before the Owner or Annuitant reaches age 75, will be the greater of:

•	the Annuity Account Value on the date of death, less any applicable Premium Tax; or
•	the sum of Contributions paid, less any withdrawals and periodic payments and any applicable Premium Tax.

The amount of death benefit payable before the Annuity Commencement Date, and after the Owner or Annuitant reaches age 75, will be the amount of the Annuity Account Value on the date of death, less any applicable Premium Taxes.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Great-West is a stock life insurance company originally organized under the laws of the State of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to its current name in 1982. In September of 1990, Great-West re-domesticated and is now organized under the laws of the State of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

6

THE SERIES ACCOUNT

Great-West originally established the Series Account under Kansas law on June 24, 1981. The Series Account now exists under Colorado law as a result of our redomestication. The Series Account consists of the Investment Divisions and is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve supervision of the management of the Series Account or Great-West by the SEC.

We do not guarantee the investment performance of the Investment Divisions. The portion of your Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, the Owner bears the full investment risk for all Contributions allocated to the Investment Divisions.

The Series Account and its Investment Divisions are administered and accounted for as part of the general business of Great-West. However, the income, capital gains, or capital losses of each Investment Division are credited to or charged against the assets held in that Investment Division without regard to other income, capital gains or capital losses of any other Investment Division and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contracts are generally corporate obligations of Great-West.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

The Series Account currently has 18 Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of one Eligible Fund. We may or may not make additional Investment Divisions available to Owners of the Contracts in the future based on our assessment of marketing needs and investment conditions.

Payments We Receive

Some of the Eligible Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Eligible Funds. Such compensation is typically a percentage of Series Account assets invested in an Eligible Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS Equities”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Contracts, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Eligible Funds for providing distribution related services related to shares of Eligible Funds offered in connection with a Rule 12b-1 plan. If GWFS Equities receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

If you purchased the Contracts through a broker-dealer or other financial intermediary (such as a bank), the Eligible Funds and their related companies may pay the intermediary for services provided in connection with the sale of Eligible Fund shares under the Contract. The amount and/or structure of this compensation can possibly create conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Contract (and/or certain Investment Divisions) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about any variation and how he or she and his or her broker-dealer are compensated for selling the Contract or visit your financial intermediary’s Web site for more information.

7

Payments We Make

In addition to the direct cash compensation described above for sales of the Contact, Great-West and/or its affiliates may also pay GWFS Equities’ agents additional cash and non-cash incentives to promote the sale of the Contract and other products distributed by GWFS Equities, including the Series Account and its Investment Divisions, which are Eligible Funds under the Contract. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) regulations in which GWFS Equities’ agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS Equities’ agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Eligible Funds through the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS Equities’ agent to recommend or sell the Contract instead of other products or recommend certain Eligible Funds under the Contract over other Eligible Funds, which may not necessarily be to your benefit.

THE ELIGIBLE FUNDS

Each Eligible Fund is a separate mutual fund having its own investment objectives and policies. The investment performance of one Eligible Fund has no effect on the investment performance of any other Eligible Fund. Each Eligible Fund is registered with the SEC as an open-end management investment company or portfolio thereof. The SEC does not supervise the management or the investment practices and policies of any of the Eligible Funds.

Investment advisers that manage publicly available mutual funds with similar names and investment objectives have established some of the Eligible Funds. While some of the Eligible Funds may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Eligible Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Eligible Funds may differ substantially.

The following sets forth the investment objective of each Eligible Fund. There is no assurance that any of the Eligible Funds will achieve their respective objectives.

Maxim Series Fund, Inc.

Maxim Ariel MidCap Value Portfolio (Initial Class) seeks long-term capital appreciation.

Maxim Ariel Small-Cap Value Portfolio (Initial Class) seeks long-term capital appreciation.

Maxim Bond Index Portfolio (Initial Class) seeks investment results, before fees, that track the total return of the fixed income securities that comprise the Barclays Capital U.S. Aggregate Bond Index.

Maxim Invesco ADR Portfolio (Initial Class) seeks high total return through capital appreciation and current income while reducing risk through diversification.

Maxim Loomis-Sayles Bond Portfolio (Initial Class) seeks high total investment return through a combination of current income and capital appreciation.

8

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation, the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds, or any other government agency. Although the Eligible Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Eligible Fund.

Maxim S&P 600 Index Portfolio (formerly Maxim Index 600 Portfolio) (Initial Class) seeks investment results, before fees, that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) SmallCap 600 Index.1

Maxim Small-Cap Growth Portfolio (Initial Class) seeks long-term capital growth.

Maxim Stock Index Portfolio (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) 500 Index and the S&P MidCap 400 Index, weighted according to their pro rata share of the market.1

Maxim T. Rowe Price Equity/Income Portfolio (Initial Class) seeks substantial dividend income and also long-term capital appreciation.

Maxim T. Rowe Price MidCap Growth Portfolio (Initial Class) seeks long-term capital appreciation.

Maxim U.S. Government Mortgage Securities Portfolio (Initial Class) seeks the highest level of return consistent with preservation of capital and substantial credit protection.

Maxim Profile Portfolios

Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives.

Maxim Aggressive Profile I Portfolio (Initial Class) seeks long-term capital appreciation.

Maxim Conservative Profile I Portfolio (Initial Class) seeks capital preservation.

Maxim Moderate Profile I Portfolio (Initial Class) seeks long-term capital appreciation.

Maxim Moderately Aggressive Profile I Portfolio (Initial Class) seeks long-term capital appreciation.

Maxim Moderately Conservative Profile I Portfolio (Initial Class) seeks income and capital appreciation.

Fidelity Variable Insurance Products Fund

Fidelity VIP Contrafund Portfolio (Initial Class) seeks long-term capital appreciation.

Eligible Fund Investment Advisers

Maxim Series Fund, Inc. is advised by GW Capital Management, LLC (doing business as Maxim Capital Management, LLC (“MCM”)), 8515 E. Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West.

Fidelity Management & Research Company is the adviser to Fidelity Variable Insurance Products Fund, and is located at 82 Devonshire Street, Boston, Massachusetts 02109.

1 Standard & Poor’s”, “S&P”, S&P Small-Cap 600 Stock Index, S&P 500 Index, S&P Mid-Cap Index, S&P 500/Citigroup Value Index and “S&P 500/Citigroup Growth Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great West Life & Annuity Company. The Eligible Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of using any index.

9

Maxim Series Fund Sub-Advisers

Maxim Series Fund currently operates under a manager-of-managers structure under an order issued from the SEC, which permits MCM, without shareholder approval, to enter into, terminate, or materially amend the sub-advisory agreements with sub-advisers to manage the investment and reinvestment of the assets of the Portfolios of Maxim Series Fund, Inc. These sub-advisers are subject to the review and supervision of MCM and the board of directors of Maxim Series Fund, Inc.

Ariel Investments, LLC (“Ariel”) is the sub-adviser to the Maxim Ariel MidCap Value Portfolio and the Maxim Ariel Small-Cap Value Portfolio. Ariel is located at 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601.

Mellon Capital Management Corporation (“Mellon Capital”) is the sub-adviser to the Maxim Stock Index and the Maxim S&P 600 Index Portfolios. Mellon Capital is located at One Wall Street, New York, New York 10286.

Invesco Advisers Inc. is the sub-adviser to the Maxim Invesco ADR Portfolio. Invesco Advisers, Inc. is located at 1555 Peachtree Street N.E., Atlanta, Georgia 30309.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is the sub-adviser to the Maxim Loomis Sayles Bond Portfolio. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111.

Silvant Capital Management LLC (“Silvant”) is the sub-adviser to the Maxim Small-Cap Growth Portfolio. Silvant is located at 333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. Silvant is a wholly owned subsidiary of RidgeWorth Capital Management, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is the sub-adviser to the Maxim T. Rowe Price Equity/Income Portfolio and the Maxim T. Rowe Price MidCap Growth Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. It is a wholly owned subsidiary of T. Rowe Price Group, Inc.

Meeting Investment Objectives

Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund advisers anticipate changing economic and market conditions. There is no guarantee that any of these Eligible Funds will achieve their stated investment objectives.

Reinvestment

All dividend and capital gain distributions made by an Eligible Fund will be automatically reinvested in shares of the Eligible Fund on the date of the distribution.

Where to Find More Information About the Eligible Funds

Additional information about the Eligible Funds can be found in the current prospectuses for the Eligible Funds, which can be obtained free of charge by calling Great-West at (800) 537-2033, or by writing to Great-West’s Administrative Offices. The Eligible Funds’ prospectuses should be read carefully before you make a decision to invest in an Investment Division. If you received a summary prospectus for an Eligible Fund, please follow the directions on the first page of the summary to obtain a copy of the Eligible Fund prospectus.

10

APPLICATION AND INITIAL CONTRIBUTIONS

The first step to purchasing the Contract is to fill out your application. When you submit it, you must make your initial Contribution of:

•	$5,000; or
•	$2,000 if an Annuity IRA.

All Contributions should be made by check (payable to Great-West) or via an Automatic Contribution Plan. An Automatic Contribution Plan allows you to make automatic scheduled Contributions. Contributions will be withdrawn from a designated pre-authorized bank account and automatically credited to your Annuity Account.

If your application is complete and your check for the initial Contribution is included (or you have made your initial Contribution via the Automatic Contribution Plan), your Contract will be issued. Your initial Contribution will be credited within two business days after receipt at Great-West’s Administrative Offices. Acceptance is subject to our receiving sufficient information in a form acceptable to us and we reserve the right to reject any application or Contribution.

If your application is incomplete, Great-West will contact you by telephone to obtain the required information. If your application remains incomplete for five business days, we will return to you the application and the initial Contribution unless you consent to our retaining the initial Contribution and crediting it as soon as we have your completed application.

During the 10-day (or longer where required by state law) free look period you may cancel your Contract. During the free look period, all Contributions will be allocated according to your written allocation instructions as specified in the application.

Any returned Contracts will be deemed void and all Contributions received, less any withdrawals, will be refunded to you. Any investment gains or losses arising during the free look period shall accrue to or be borne by us.

If you exercise the free look privilege, you must return the Contract to Great-West’s Administrative Offices. We must receive it in person or postmarked prior to the end of the free look period.

ADDITIONAL CONTRIBUTIONS

You can make additional Contributions at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least:

•	$500; or
•	$50 if made via an Automatic Contribution Plan.

You may make total Contributions in excess of $1,000,000 with our prior approval. Great-West reserves the right to modify the limitations set forth in this section.

ANNUITY ACCOUNT VALUE

Before the Annuity Commencement Date, your Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts. Before the Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions to an Investment Division we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution to an Investment Division by that Investment Division’s Accumulation Unit value. We determine the Accumulation Unit value on each Valuation Date.

We calculate each Investment Division’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Investment Division’s net investment factor for the Valuation Period. The formula used to calculate the net investment factor is set forth in Appendix B. Your Variable Account Value reflects the value of the Accumulation Units credited to you in each Investment Division.

11

The value of an Investment Division’s assets is determined at the end of each Valuation Date. A Valuation Period is the period between two successive Valuation Dates.

Your Variable Account Value will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds, which we factor in by using the net investment factor referred to above.

TRANSFERS

Prior to the Annuity Commencement Date you may Transfer all or part of your Annuity Account Value among and between the Variable and Guaranteed Sub-Accounts by telephone, by sending a Request to Great-West’s Administrative Offices, by calling KeyTalk® - the voice response unit at (800) 701-8255, or through the Internet at http://www.gwrs.com.

Your Request must specify:

•	the amounts being Transferred;
•	the Investment Division(s) or Guaranteed Sub-Account(s) from which the Transfer is to be made; and
•	the Investment Division(s) or Guaranteed Sub-Account(s) that will receive the Transfer.

If Great-West receives a Transfer Request within 30 days of the Annuity Commencement Date, Great-West may delay the Annuity Commencement Date by up to 30 days. Currently, there is no limit on the number of Transfers you can make among the Investment Divisions each calendar year. However, we reserve the right to limit the number of Transfers you make. There is no charge for Transfers. A Transfer will be effective on the Transaction Date. A Transfer from a Guaranteed Sub-Account shall be subject to any limitations or charges set forth in the Contract.

Possible Restrictions

We reserve the right, without prior notice, to modify, restrict, suspend or eliminate the Transfer privileges (including telephone and Internet Transfers) at any time. Transfer restrictions may be necessary to protect investors from the negative effect large and/or numerous Transfers can have on portfolio management. Moving large amounts of money may also cause a substantial increase in Eligible Fund operating expenses that must be borne by you.

Although you are permitted to make Transfers by telephone or via the Internet, we reserve the right to require that each Transfer Request be made by a separate communication to us. We also reserve the right to request that each Transfer Request be submitted in writing and be signed by you. Transfer Requests by fax will not be accepted. Transfers among the Investment Divisions may also be subject to terms and conditions imposed by the Eligible Funds.

MARKET TIMING & EXCESSIVE TRADING

The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the underlying Eligible Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of an Eligible Fund’s portfolio securities and the reflection of that change in the Eligible Fund’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Eligible Fund expenses and disrupting Eligible Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Eligible Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Eligible Funds to monitor for such activity. If an Eligible Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination

12

from the Eligible Fund as to whether such activity constitutes improper trading. If the Eligible Fund determines that the activity constitutes improper trading, we will contact the Owner in writing to request that the Owner stop market timing and/or excessive trading immediately (unless the applicable Eligible Fund requires that a restriction be implemented immediately without warning, in which case the trading restriction described below will be implemented immediately and written notice of the same will be provided to the individual). We will then provide a subsequent report of the Owner’s trading activity to the Eligible Fund. If, based on the report, the Eligible Fund determines that the Owner has not ceased improper trading, upon the request of the Eligible Fund, we will inform the Owner in writing that the Owner will be restricted to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written request mailed to Great-West through U.S. mail (“U.S. Mail Restriction”); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, voice response unit, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the individual acknowledges the potentially harmful effects of improper trading on Eligible Funds and other investors, represents that no further improper trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the individual.

Please note that the Series Account’s market timing procedures are such that the Account does not impose trading restrictions unless or until an Eligible Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Eligible Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that the management of the Eligible Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Eligible Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Fund should describe any such policies and procedures. The frequent trading policies and procedures of an Eligible Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Eligible Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, an Eligible Fund may impose a redemption fee. Owners should also be aware that we are legally obligated to provide (at the Eligible Funds’ request) information about each amount you cause to be deposited into an Eligible Fund (including by way premium payments and Transfers under your Contract) or removed from the Eligible Fund (including by way of withdrawals and Transfers under your Contract). If an Eligible Fund identifies you as having violated the Eligible Fund’s frequent trading policies and procedures, we are obligated, if the Eligible Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect of that Eligible Fund. Under rules adopted by the SEC, we are required to: (1) enter into a written agreement with each Eligible Fund or its principal underwriter that will obligate us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Eligible Fund to restrict or prohibit further purchases or Transfers by specific Owners who violate the frequent trading policies established by the Eligible Fund. Accordingly, if you do not comply with any Eligible Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Eligible Fund or directing any Transfers or other exchanges involving that Eligible Fund. You should review and comply with each Eligible Fund’s frequent trading policies and procedures, which are disclosed in each Eligible Fund’s current prospectus.

13

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Eligible Funds are generally subject to acceptance by the Eligible Fund, and in some cases an Eligible Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Eligible Fund is not accepted by, or is reversed by, an applicable Eligible Fund.

You should note that other insurance companies and retirement plans may also invest in the Eligible Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Eligible Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Eligible Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Eligible Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Eligible Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Eligible Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Eligible Funds. In addition, if an Eligible Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Eligible Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by Eligible Funds.

AUTOMATIC CUSTOM TRANSFERS

Dollar Cost Averaging

You may arrange for systematic Transfers from any Investment Division to any other Investment Division. These systematic Transfers may be used to Transfer values from the Maxim Money Market Investment Division to other Investment Divisions as part of a dollar cost averaging strategy. It does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. It does, however, allow you to buy more units when the price is lower and fewer units when the price is higher. Over time, your average cost per unit may be more or less than if you invested all your money at one time.

You can set up automatic dollar cost averaging on the following frequency periods: monthly, quarterly, semi-annually or annually. Your Transfer will be initiated on the Transaction Date you select, one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using dollar cost averaging.

If there are insufficient funds in the Maxim Money Market Investment Division on the date that your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in that Investment Division. Dollar cost averaging will terminate automatically when you start taking payments from the annuity.

14

Dollar cost averaging Transfers must meet the following conditions:

•	the minimum amount that can be Transferred out of an Investment Division is $100 per month; and
•

you must: (1) specify the dollar amount to be Transferred, (2) designate the Investment Division(s) to which the Transfer will be made, and (3) specify the percent of the dollar amount to be allocated to each Investment Division into which you are Transferring money.

You may terminate dollar cost averaging at any time. You may not participate in dollar cost averaging and rebalancer at the same time. Great-West reserves the right to modify, suspend or terminate dollar cost averaging at any time and for any reason.

Rebalancer

Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Divisions, your asset allocation percentages may become out of balance over time. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market.

You can set up rebalancer as a one-time Transfer or on a quarterly, semi-annual or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request.

If you select to rebalance on a quarterly, semi-annual or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using rebalancer.

On a rebalancing Transaction Date your money will be automatically reallocated among the Investment Divisions based on your allocation instructions. You can change your allocation instructions at any time by Request. Rebalancer will terminate automatically when you start taking payments from the annuity.

Rebalancer Transfers must meet the following conditions:

•	your entire Variable Account Value must be included; and
•	you must specify the percentage of your Variable Account Value you would like allocated to each Investment Division and the frequency of rebalancing.

You may modify the allocations or stop rebalancer at any time, by Request. You may not participate in dollar cost averaging and rebalancer at the same time. Great-West reserves the right to modify, suspend, or terminate the rebalancer option at any time and for any reason.

TELEPHONE/INTERNET TRANSACTIONS

You may make Transfer Requests by telephone by using KeyTalk®, or via the Internet at http://www.gwrs.com.

We will use reasonable procedures in monitoring and accepting Transfer Requests such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Telephone instructions we reasonably believe to be genuine will be your financial responsibility.

We reserve the right to suspend these privileges at any time, for some or all Contracts, and for any reason. Withdrawals are not permitted by telephone.

15

CASH WITHDRAWALS

You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request to Great-West’s Administrative Offices. Withdrawals are subject to the rules below, and federal and state tax laws may also apply. The amount payable to you if you withdraw all of your Annuity Account Value is your Annuity Account Value, less any applicable Surrender Charge on the effective date of the withdrawal (and any applicable Premium Tax).

The following terms apply to withdrawals:

•	No withdrawals may be made after the Annuity Commencement Date.
•	If you Request a partial withdrawal, your Annuity Account Value will be reduced by the dollar amount Requested (and any applicable Surrender Charge).
•	Partial withdrawals are unlimited. However, you must specify the Variable and/or Guaranteed Sub-Account(s) from which the withdrawal is to be made, otherwise your Request will not be processed.
•	If your remaining Annuity Account Value, after any partial withdrawal, is less than $2,000, then we may, at our discretion require you to withdraw the entire amount.
•	If a partial withdrawal is made within 30 days prior to the Annuity Commencement Date, we may delay the Annuity Commencement Date by 30 days.
•	Proceeds will generally be paid in one lump sum within seven days of the Transaction Date, though payment of proceeds may be delayed for a period in excess of seven days as permitted by the 1940 Act.

Withdrawal Requests must be in writing. If your instructions are not clear, your Request will be denied and your withdrawal will not be processed. After a withdrawal of your total Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.

Tax Consequences of Withdrawals

Withdrawals made for any purpose may be taxable. If your Annuity Account Value exceeds your investment in the Contract, then you may be subject to income tax on withdrawals made from your Annuity Account. Additionally, the Internal Revenue Code states that a 10% penalty tax may be imposed on the taxable portions of certain early withdrawals.

The Internal Revenue Code generally requires us to withhold federal income tax from withdrawals and report the withdrawals to the Internal Revenue Service (“IRS”). However, you will be entitled to elect, in writing, not to have tax withholding apply unless withholding is mandatory for your Contract. Withholding applies to the portion of the withdrawal that is included in your income and subject to federal income tax. The tax withholding rate is 10% of the taxable amount of the withdrawal. Some states also require withholding for state income taxes.

If you are interested in this Contract as an Annuity IRA, please refer to Section 408 of the Internal Revenue Code for limitations and restrictions on cash withdrawals.

DEATH BENEFIT

Death Benefit Payments—After Annuity Commencement Date

If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, payments will continue to the Beneficiary under the payment option applicable to the Annuitant on the Annuitant’s date of death. The Beneficiary cannot change the method of distribution in effect on the date of the Annuitant’s death or elect a new payment option.

16

Death Benefit Payments—Before Annuity Commencement Date

If the Owner of the Contract or the named Annuitant dies before the Annuity Commencement Date, a death benefit may be payable. The rules applicable in various circumstances are described below.

Death of Owner-Annuitant Before the Annuity Commencement Date

If an Owner-Annuitant dies before the Annuity Commencement Date, and if the surviving spouse of the Owner-Annuitant is the sole Beneficiary, then the surviving spouse will become the new Owner and Annuitant and the Contract will continue in force. If the Owner-Annuitant dies before the Annuity Commencement Date and the surviving spouse of the Owner-Annuitant is not the sole Beneficiary, then Great-West will pay the death benefit under the Contract to the Beneficiary.

Death of Non-Annuitant Owner Before the Annuity Commencement Date

If the Owner of the Contract who is not the Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit described under the Contract as follows:

(a)	First, to the surviving Joint Owner.
(b)	If there is no surviving Joint Owner, then to the Contingent Owner.
(c)	If there is no Contingent Owner, then to the Annuitant.

If the Owner’s surviving spouse is the person entitled to receive benefits upon the Owner’s death, the surviving spouse shall be treated as the Owner and will be allowed to continue the Contract.

Death of Non-Owner Annuitant Before the Annuity Commencement Date

If a Non-Owner Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit under the Contract to the Beneficiary.

Death Benefit Computation and Procedure

If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date and before reaching age 75, the death benefit will be the greater of:

•	the Annuity Account Value as of the date of death, less any applicable Premium Tax; or
•	the sum of Contributions paid, less partial withdrawals and periodic payments, less any applicable Premium Tax.

If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date, but after reaching age 75, the death benefit will be the Annuity Account Value as of the date of death, less any applicable Premium Tax. No Surrender Charge will apply to the amounts payable to a Beneficiary.

The death benefit proceeds payable to a Beneficiary will remain invested in accordance with the allocation instruction given by the Owner until either:

•	new allocation instructions are requested by the Beneficiary; or
•	the death benefit is actually paid to the Beneficiary.

The death benefit will become payable following receipt by Great-West of the Beneficiary’s Request. Unless otherwise specified by the Owner prior to the Annuitant’s death, the Beneficiary may elect, within 60 days after proceeds are payable, to receive:

•	payment in a single sum; or
•	payment under any of the payment options provided under the Contract.

17

Any payment of benefits under the Contract must satisfy the requirements of the Internal Revenue Code and any other applicable federal or state laws, rules or regulations. All distributions of death benefits upon a Non-Annuitant Owner’s death from a Contract purchased on a non-tax qualified basis (“Non-Qualified Contract”) before the Annuity Commencement Date (or upon the death of a Non-Owner Annuitant if the Owner is a non-individual entity, such as a trust or estate) must be made pursuant to Internal Revenue Code Section 72(s). These requirements are met if the entire amount is paid on or before December 31 of the year containing the fifth anniversary of the Owner’s death or the death of the Non-Owner Annuitant if the Owner is a non-individual entity. This rule, called the 5-year rule, always applies to payments due to non-individual entities. However, if the person entitled to receive payments required under Internal Revenue Code Section 72(s) is an individual, the 5-year rule will not apply if an election is made to begin taking substantially equal periodic payments no later than one year after the Owner’s death. Payments must be paid over a period not exceeding the life or life expectancy of such person. Distributions made to a Beneficiary upon the Owner’s death from an Annuity IRA must be made pursuant to Internal Revenue Code Section 401(a)(9).

Beneficiary

You may select one or more Beneficiaries. If more than one Beneficiary is selected, unless you indicate otherwise, they will share equally in any death benefit payable.

You may, at any time, while the Annuitant is living, change the Beneficiary by Request. A change of Beneficiary will take effect as of the date the Request is processed by Great-West’s Administrative Offices, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payment or otherwise taken action on a designation or change before receipt or processing of such Request. A Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, except as allowed by law.

The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary survives the Owner or Annuitant, as applicable, we will pay the death benefit proceeds to the Owner’s estate.

CHARGES AND DEDUCTIONS

No amounts will be initially directly deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested based on your allocation instructions.

You pay the following charges under the Contract:

•	an annual contract maintenance charge; and
•	a mortality and expense risk charge.

You may also pay:

•	a Surrender Charge (only for withdrawals within the first seven Contract years); and
•	deductions for Premium Tax (only if applicable in your state of residence).

You also indirectly bear the expenses of the Eligible Funds.

18

Annual Contract Maintenance Charge

Prior to the Annuity Commencement Date, you will pay a $27 annual contract maintenance charge from your Annuity Account Value. This charge partially covers our costs for administering the Contracts and the Series Account. The annual contract maintenance charge is deducted on a proportionate basis from all your Variable and Guaranteed Sub-Accounts.

Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge from your Variable Sub-Account(s) for our assumption of certain mortality and expense risks under the Contract.

•	The mortality risks assumed by us arise from our contractual obligations to make annuity payments determined in accordance with the Contract.
•	The expense risk assumed is the risk that our actual expenses in administering the Contract and the Series Account will be greater than anticipated.

This is a daily charge equal to an effective annual rate of 1.25% of the value of your Variable Sub-Account(s). We guarantee that this charge will never increase beyond 1.25%. The mortality and expense risk charge is reflected in the unit values of the Variable Sub-Accounts. This charge will continue to be applicable should you choose a variable annuity payment option or a periodic payment option.

Premium Tax

We may be required to pay state Premium Taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we will deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Annuity Commencement Date or to a death benefit.

The applicable Premium Tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by the respective state legislatures, by administrative interpretations or by judicial acts. Such Premium Taxes will depend, among other things, on the state of residence of the Owner and the insurance laws, tax laws and status of Great-West in these states when Premium Taxes are incurred.

Surrender Charge

We deduct a Surrender Charge for certain partial or total withdrawals. For total withdrawals, the Surrender Charge will cause the amount received to be less than the amount requested for withdrawal. A Surrender Charge “Free Amount” may be applied in some circumstances.

•	The Surrender Charge “Free Amount” is an amount against which the Surrender Charge will not be assessed.
•	The Free Amount is equal to 10% of the Annuity Account Value as of December 31 of the previous calendar year.
•	Only one Free Amount is available in each calendar year.
•	The Free Amount will be applied to the first withdrawal made in each calendar year. If the Free Amount is not exhausted with the first withdrawal any remainder is lost for that year.

We will not deduct the Surrender Charge in the following instances:

•	you Request an annuity option with a payment period of at least 36 months; or
•	you Request a periodic payment option (in accordance with the applicable periodic payment restrictions); or
•	the withdrawal is due to a medical condition requiring your confinement to an eligible nursing home for 90 consecutive days.

19

The Surrender Charge is equal to the percentage of the amount distributed less the Free Amount based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.

Contract Years Completed	Percentage of Distribution
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	0%

Expenses of the Eligible Funds

The net asset value of the Eligible Funds reflects the deduction of the Eligible Funds’ fees and deductions. You bear these costs indirectly when you allocate to an Investment Division. Additional information about the fees and deductions can be found in the Eligible Funds’ prospectuses.

Other Taxes

Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently made for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contracts.

PAYMENT OPTIONS

Periodic Payments

You may Request that all or part of the Annuity Account Value be applied to a periodic payment option.

In Requesting periodic payments, you must elect:

•	the payment frequency of either 12-, 6-, 3- or 1-month intervals; and
•	a payment amount—a minimum of $50 is required; and
•	the calendar day of the month on which payments will be made; and
•	one payment option; and
•

the allocation of payments from the Variable and/or Guaranteed Sub-Account(s) as follows: 1) prorate the amount to be paid across all Variable and Guaranteed Sub-Accounts in proportion to the assets in each sub-account; or 2) select the Investment Division(s)from which payments will be made. Once the Investment Division(s) have been depleted, Great-West will automatically prorate the remaining payments unless you Request the selection of another Investment Division(s).

While periodic payments are being received:

•	You may continue to exercise all contractual rights that are available prior to electing a payment option, except that no Contributions may be made.
•	You may keep the same investment options as were in force before periodic payments began.
•	Charges and fees under the Contract continue to apply.
•

The Surrender Charge does not apply to the periodic payments. However, if a partial withdrawal is made during the time you participate in periodic payments, a Surrender Charge and other Contract charges, as applicable, will be deducted and the Free Amount will not apply.

Periodic payments will cease on the earlier of:

•	the date the amount elected to be paid under the option selected has been reduced to zero; or
•	the Annuity Account Value is zero; or
•	you Request that withdrawals stop; or
•	you or the Annuitant dies.

20

Periodic Payment Options

If you choose to receive payments from your Contract through periodic payments, you must select from the following payment options.

Option 1 - Income for a specified period (at least 36 months)

You elect the length of time over which payments will be made. The amount paid will vary based on the duration you choose.

Option 2 - Income of a specified amount (at least 36 months)

You elect the dollar amount of the payments. Based on the amount elected, the duration may vary.

Option 3 - Interest Only

The payments will be based on the amount of the interest credited to the Guaranteed Sub-Account(s) between each payment. Available only if 100% of the Annuity Account Value is invested in a Guaranteed Sub-Account.

Option 4 - Minimum distribution

If you are using this Contract as an Annuity IRA, you may Request minimum distributions as specified under Internal Revenue Code Section 401(a)(9).

Option 5 - Any Other Form (at least 36 months)

Any other form of periodic payment that is acceptable to Great-West.

If periodic payments cease, you may resume making Contributions, at which time the Surrender Charge Free Amount will be in effect. However, we may limit the number of times you may restart a periodic payment program.

Periodic payments made for any purpose may be taxable, subject to withholding and to the 10% penalty tax. IRAs are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes. A competent tax advisor should be consulted before a periodic payment option is requested.

ANNUITY PAYMENTS

Annuity Commencement Date

You choose the date you would like annuity payments to start when you purchase the Contract. Endorsements, or applicable law, may control the Annuity Commencement Date and options available for IRAs.

Under the Contract, there is no required Annuity Commencement Date. The Annuity Commencement Date is the date specified as such on the application.

The Annuity Commencement Date may be changed by the Owner, or by the Beneficiary upon the death of the Owner, upon Request received by Great-West at its Administrative Offices up to 30 days prior to the existing Annuity Commencement Date. If any Annuity Commencement Date elected would be less than 30 days from the date that the Request is received, Great-West may delay the date elected by not more than 30 days.

21

Under the Individual Retirement Annuity Endorsement (if the Contract is used to fund an Annuity IRA), the Annuity Commencement Date must not be later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2.

You may change your Annuity Commencement Date at any time prior to 30 days before an Annuity Commencement Date you already selected. If you have not elected a payment option within 30 days of the Annuity Commencement Date, the portion of your Annuity Account Value held in the Guaranteed Sub-Account(s) will be paid out as a fixed life annuity with a guarantee period of 20 years. The Annuity Account Value held in the Variable Sub-Account(s) will be paid out as a variable life annuity with a guarantee period of 20 years.

Under the Internal Revenue Code, a Contract purchased and used in connection with an Individual Retirement Account is subject to complex “minimum distribution” requirements. Minimum distribution requirements require distributions to begin under such a plan no later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2, and that the entire interest must be distributed within certain specified periods. The application of the minimum distribution requirements varies according to your age and other circumstances. If you are using this Contract in connection with an Individual Retirement Account, you should consider consulting a competent tax advisor regarding the application of the minimum distribution requirements.

Annuity Payment Options

You can choose your annuity payment option either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before an Annuity Commencement Date you previously selected.

The amount to be paid out is the Annuity Account Value on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payment option is $2,000. If your Annuity Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a cash withdrawal.

Payments to be made under the annuity payment option you select must be at least $50. We reserve the right to make payments using the most frequent payment interval that produces a payment of at least $50. The maximum amount that may be applied under any payment option is $1,000,000, unless prior approval is obtained from us.

For annuity options involving life income, the actual age and/or sex of the Annuitant will affect the amount of each payment. We reserve the right to ask for satisfactory proof of the Annuitant’s age. We may delay annuity payments until satisfactory proof is received. Since payments to older Annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payments established will be made on the basis of the correct age. If payments were too large because of misstatement, we may deduct the difference with interest from the next payment or payments. If payments were too small, we may add the difference with interest to the next payment. This interest is at an annual effective rate that will not be less than a guaranteed interest rate.

Option 1 - Income of specified amount (available as fixed payments only)

The amount applied under this option may be paid in equal annual, semi-annual, quarterly or monthly installments in the dollar amount elected for not more than 240 months.

22

Option 2 - Income for a specified period (available as fixed payments only)

Payments are paid annually, semi-annually, quarterly or monthly, as elected, for a selected number of years not to exceed 240 months.

Option 3 - Life annuity with guaranteed period

This option provides annual, semi-annual, quarterly or monthly payments during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years. This option is available on either a variable or fixed dollar payment basis.

Option 4 - Life annuity

This option provides for annual, semi-annual, quarterly or monthly payments during the lifetime of the Annuitant. The annuity terminates with the last payment due prior to the death of the Annuitant. Since no minimum number of payments is guaranteed, this option may offer the maximum level of monthly payments. It is possible that only one payment may be made if the Annuitant died before the date on which the second payment is due. This option is available on either a variable or fixed dollar payment basis.

Option 5 - Any other form

Any other form of fixed or variable annuity payment that is acceptable to Great-West.

Variable Annuity Payment Provisions

The first payment under a variable annuity payment option will be based on the value of the amounts held in each Variable Sub-Account on the 5th Valuation Date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option. The rate applied reflects an assumed interest return (“AIR”) of 5%.

Annuity Units

The number of Annuity Units paid for each Variable Sub-Account is determined by dividing the amount of the first monthly payment by its Annuity Unit value on the 5th Valuation Date preceding the date the first payment is due. The number of Annuity Units used to calculate each payment for a Variable Sub-Account remains fixed during the Annuity Payment Period.

Amount of payments after the first payment

After the first payment, future payments will vary depending upon the investment experience of the Variable Sub-Accounts. Your payments will increase in amount over time if the Investment Division(s) you select earn more than 5% AIR. Likewise, your payments will decrease in amount over time if the Investment Division(s) you select earn less than 5% AIR. The subsequent amount paid from each sub-account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the 5th Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. We guarantee that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.

Calculation of Fixed Annuity Payments

The amount of each annuity payment under a fixed annuity option is fixed and guaranteed by Great-West. On the Annuity Commencement Date, the Annuity Account Value held in the Guaranteed Sub-Accounts, less Premium Tax, if any, is computed and that portion of the Annuity Account Value that will be applied to the fixed annuity option selected is determined. The amount of the first monthly payment under the fixed annuity option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply to the annuity option selected. The dollar amounts of any fixed annuity payments will not vary during the entire period of annuity payments and are determined according to the provisions of the annuity option selected.

23

Transfers after the Annuity Commencement Date

Once annuity payments have begun, no Transfers may be made from a fixed annuity payment option to a variable annuity payment option, or vice versa. However, for variable annuity payment options, Transfers may continue to be made among the Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.

Other restrictions

Once payments start under the annuity payment option you select:

•	no changes can be made in the annuity form;
•	no additional Contributions will be accepted under the Contract; and
•	no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

A portion or the entire amount of the annuity payments may be taxable as ordinary income. If, at the Annuity Commencement Date, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government (an election not to have taxes withheld is not permitted for certain Contracts). State income tax withholding may also apply. Please see “Federal Tax Matters” for details.

FEDERAL TAX MATTERS

The discussion below of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the recipient of the distribution.

A competent tax advisor should be consulted for further information.

Introduction

The following discussion is a general description of the federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax advisor before initiating any transaction.

This discussion is based upon our understanding of the present federal income tax laws as the IRS currently interprets them. We make no representation as to the likelihood of the continuation of the present federal income tax laws or of the current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-tax qualified basis (“Non-Qualified Contract”) or purchased and used in connection with IRAs (“Annuity IRA”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to you, the Annuitant, or

24

the Beneficiary, may depend on the type of Contract, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing an Annuity IRA and receiving distributions from an Annuity IRA in order to continue receiving favorable tax treatment. As a result, purchasers of Annuity IRAs should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that an Annuity IRA is purchased with proceeds and/or Contributions that qualify for the intended special federal income tax treatment.

TAXATION OF ANNUITIES

In General

Section 72 of the Internal Revenue Code governs the taxation of the Contracts. You, as a “natural person” will not generally be taxed on increases (if any) in the value of your Annuity Account Value until a distribution of all or part of the Annuity Account Value occurs (for example, a withdrawal or an annuity payment under an annuity payment form). However, an assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value of a Non-Qualified Contract will be treated as a withdrawal of such portion. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income. An Annuity IRA may not be assigned as collateral.

As a general rule, if the Non-Qualified Contract is owned by an entity that is not a natural person (e.g., a corporation), the Contract will not be treated as an annuity contract for federal tax purposes (other than for purposes of the taxation of life insurance companies). Such an Owner generally must include in income any increase in the excess of the Annuity Account Value over the “investment in the Contract” (discussed below) during each taxable year. The rule does not apply where the non-natural person is the nominal owner of a Contract and the beneficial owner is a natural person.

The rule also does not apply in the following circumstances:

•	Where the Contract is acquired by the estate of a decedent.
•	Where the Contract is an Annuity IRA.
•	Where the Contract is a qualified funding asset for a structured settlement.
•	Where the Contract is purchased on behalf of an employee upon termination of a qualified plan.
•	Where the Contract is an immediate annuity.

If you are a non-natural person, you may wish to discuss these matters with a competent tax advisor.

The following discussion generally applies to a Contract owned by a natural person.

Withdrawals

In the case of a withdrawal under a Non-Qualified Contract, partial withdrawals, including periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent the Annuity Account Value immediately before the withdrawal exceeds the “investment in the contract” at that time. The “investment in the Contract” generally equals the amount of any nondeductible Contributions paid by or on behalf of any individual less any withdrawals that were excluded from income. Full surrenders are treated as taxable income to the extent that the amount received exceeds the “investment in the Contract.” The taxable portion of any annuity payment, as well as the taxable portion of any withdrawal, is taxed at ordinary income tax rates.

In the case of a withdrawal under an Annuity IRA, including withdrawals under the periodic payment option, a portion of the amount received may be non-taxable. The amount of the non-taxable portion is generally determined by the ratio of the “investment in the Contract” to the individual’s Annuity Account Value. Special tax rules may be available for certain distributions from an Annuity IRA.

25

Annuity Payments

Although the tax consequences may vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Annuity Account Value exceeds an allocable portion of the “investment in the Contract” will be taxed. For fixed annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the fixed annuity payouts bears to the total expected value of the annuity payouts for the term of the payouts (determined under U.S. Treasury Department regulations). For variable annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the variable annuity payouts bears to the number of payments expected to be made (determined by U.S. Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). However, the remainder of each annuity payout is taxable. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payments is taxable. If the annuity payments stop as a result of an Annuitant’s death before full recovery of the “investment in the Contract,” you should consult a competent tax advisor regarding the deductibility of the unrecovered amount.

The taxable portion of any annuity payout is taxed at ordinary income tax rates.

Under a tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives, or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. Currently, we do not allow partial annuitization under your Contract.

Penalty Tax

For distributions from a Non-Qualified Contract, there may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

•	Made on or after the date on which the Owner attains age 59 1/2.
•	Made as a result of the death or disability of the Owner under the Contract.
•	Received in substantially equal periodic payments (at least annually) for your life expectancy or the joint life expectancies of you and the Beneficiary.
•	Received under an immediate annuity.

Other exceptions may apply to distributions from a Non-Qualified Contract. Similar exceptions from the penalty tax on distributions are provided for distributions from an Annuity IRA. For more details regarding this penalty tax and other exceptions that may be applicable, consult a competent tax advisor.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are included in the income of the recipient as follows:

•	If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above; however, the Surrender Charge will not apply.
•	If distributed under an annuity form, they are taxed in the same manner as annuity payments, as described above.

26

Distribution at Death

In order to be treated as an annuity contract, the terms of the Contract must provide the following two distribution rules:

1.

If you die on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, the remainder of your interest must be distributed on the same or on a more rapid schedule than that provided for in the method in effect on the date of your death.

2.

If you die before annuity payments start, your entire interest must generally be distributed within five years after the date of your death. If payable to an individual Beneficiary, the distributions may be paid over the life of that individual Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payments start within one year of your death. If the sole designated Beneficiary is your spouse, the Contract may be continued in force in the name of your spouse.

If the Owner is not an individual, then for purposes of the distribution at death rules, the primary Annuitant is considered the Owner. In addition, when the Owner is not an individual, a change in the primary Annuitant is treated as the death of the Owner.

Distributions made to a Beneficiary upon the Owner’s death from an Annuity IRA must be made pursuant to similar rules under Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder.

Diversification of Investments

For a Non-Qualified Contract to be treated as an annuity for federal income tax purposes, the investments of the Investment Divisions must be “adequately diversified” in accordance with Treasury Department Regulations. The diversification requirements do not apply to Annuity IRAs. If the Series Account or an Investment Division failed to comply with the diversification standards, a Non-Qualified Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the Contributions to the Contract.

Although Great-West may not control the investments of the Investment Divisions or the Eligible Funds, it expects that the Investment Divisions and the Eligible Funds will comply with such regulations so that the Investment Divisions and Eligible Funds will be considered “adequately diversified.” Owners bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Internal Revenue Code due to the failure of the Series Account or an Investment Division to be deemed to be adequately diversified.

Owner Control

In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account.” In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Contract would result in you being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.

Transfers, Assignments, or Exchanges

A transfer of ownership of a Contract, the designation of an Annuitant or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences that are not discussed in this Prospectus. If you are contemplating any of these types of changes, you should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

27

Multiple Contracts

All deferred, Non-Qualified Annuity Contracts that are issued by Great-West (or our affiliates) to the same Owner during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution. You should consult a tax advisor before purchasing more than one Contract.

Withholding

Non-Qualified Annuity Contract and Annuity IRA distributions generally are subject to withholding at rates that vary according to the type of distribution and the Owner’s tax status. Owners, however, generally, except for eligible rollover distributions in the case of Annuity IRA distributions, are provided the opportunity to elect not to have tax withheld from distributions.

Section 1035 exchanges

Internal Revenue Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, contracts issued in an exchange for another annuity contract are treated as new contracts for purposes of the penalty and distribution at death rules. Prospective Owners wishing to take advantage of a Section 1035 exchange should consult their tax advisor.

In June 2011, the Internal Revenue Service issued Revenue Procedure 2011-38, which significantly eased the restrictions on when a partial transfer between annuity contracts will be treated as a tax-free exchange under Section 1035. The original restrictions were imposed by Revenue Procedure 2008-24, which set forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract would be treated by the IRS as a tax-free exchange.

Under Rev. Proc. 2011-38:

1. The period of time in which cash can be withdrawn from either contract after a partial transfer has been significantly shortened from 12 months (beginning on the date of transfer) to 180 days.

2. Annuity payments that satisfy the newly enacted partial annuitization rule of Internal Revenue Code Section 72(a)(2) will not be treated as a distribution from either the old or new contract.

3. The automatic characterization of a transfer as a distribution taxable under Code Section 72(e) if it did not qualify as a tax-free exchange under Section 1035 is replaced with an analysis by the IRS, using general tax principles, to determine the substance, and thus the treatment of, the transaction.

Please discuss any tax consequences concerning any contemplated or completed transactions with a competent tax advisor.

The Health Care and Education Reconciliation Act of 2010 (the “Act”) imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Act. The term net investment income does not include any distribution from an IRA or certain other retirement plans or arrangements. Please consult the impact of the Act on you with a competent tax advisor.

28

Individual Retirement Annuities

Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Also, certain kinds of distributions from certain types of qualified retirement plans may be “rolled over” to an Annuity IRA following the rules set out in the Internal Revenue Code. If you purchase this Contract as an Annuity IRA, you will be provided with supplemental information and you will have the right to revoke your purchase within seven days of purchasing the Annuity IRA.

If a Contract is an Annuity IRA you must be the Annuitant and the Owner. In addition, if a Contract is an Annuity IRA, minimum distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. You should consult your tax advisor concerning these matters.

Various tax penalties may apply to Contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions. The Contract will be amended as necessary to conform to the requirements of the Internal Revenue Code if there is a change in the law. Purchasers should seek competent advice as to the suitability of the Contract for use as an Annuity IRA.

When you make your initial Contribution, you must specify whether you are purchasing a Non-Qualified Contract or an Annuity IRA. If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information with regard to the federal income tax status of the previous annuity contract.

We will require that you purchase separate Contracts if you want to invest monies qualifying for different annuity tax treatment under the Internal Revenue Code. For each separate Contract you will need to make the required minimum initial Contribution. Additional Contributions under the Contract must qualify for the same federal income tax treatment as the initial Contribution. We will not accept an additional Contribution under a Contract if the federal income tax treatment of the Contribution would be different from the initial Contribution.

ASSIGNEMENTS OR PLEDGES

Generally, rights in the Non-Qualified Contract may be assigned or pledged for loans at any time during the life of the Annuitant. However, if the Contract is an Annuity IRA, you may not assign the Contract as collateral.

If a non-qualified Annuity IRA is assigned, the interest of the assignee has priority over you and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

A copy of any assignment must be submitted to our Administrative Offices. Any assignment is subject to any action taken or payment made by Great-West before the assignment was processed. We are not responsible for the validity or sufficiency of any assignment.

If any portion of the Annuity Account Value is assigned or pledged for a loan, it will be treated as a withdrawal as discussed above under “Taxation of Annuities.” Please consult a competent tax advisor for further information.

DISTRIBUTION OF THE CONTRACTS

GWFS Equities is the principal underwriter and distributor of the Contracts. GWFS Equities is a wholly owned subsidiary of Great-West and is registered with the SEC as a broker/dealer and is a member of FINRA. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone (800) 228-8706.

VOTING RIGHTS

To the extent required by applicable law, Great-West will vote all Eligible Fund shares held in the Series Account at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from Owners who have allocated Annuity Account Value to the corresponding Investment Division(s). If, however, the 1940 Act or any regulation should be amended, or if the present interpretation thereof should change, or if we determine that we are allowed to vote all Eligible Fund shares in our own right, we may elect to do so.

29

Before the Annuity Commencement Date, you have the voting interest. After annuity payments begin under a variable annuity option, the person receiving payments will have the voting interest. The number of votes that are available to you will be calculated separately for each of your Investment Divisions. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. You hold a voting interest in each Investment Division to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payments are made.

Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds. Shares for which we do not receive timely instructions and shares held by us as to which Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Owners have no voting rights in Great-West.

RIGHTS RESERVED BY GREAT-WEST

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only as permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

•	to operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law;
•	to Transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts, or to add, combine or remove Investment Divisions of the Series Account;
•	to substitute, for the Eligible Fund shares in any Investment Division, the shares of another Eligible Fund or any other investment permitted by law;
•	to cease offering variable or fixed annuity payment options;
•	to terminate, upon 30 days advanced written notice, Contributions into certain Investment Divisions and Guaranteed Sub-Accounts;
•	to make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the Contract as an annuity;
•	to change the time or time of day at which a Valuation Date is deemed to have ended; and
•

to make any other necessary technical changes in the Contract in order to conform to any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding Contract the aggregate amount of the types of charges that we have guaranteed.

With respect to amounts allocated to the Series Account, payment of any amount due upon a total or partial withdrawal, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received. However, the determination, application or payment of any death benefit, transfer, partial or total withdrawal or annuity payment may be deferred to the extent dependent on Accumulation or Annuity Unit values, for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the New York Stock Exchange is restricted as determined by the SEC, for any period during which any emergency exists as a result of which it is not reasonably practicable for Great-West to determine the investment experience, of such Accumulation or Annuity Units or for such other periods as the SEC may by order permit for the protection of investors.

30

Since some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. If a material conflict arises, other affected insurance companies and we are required to take any necessary steps to resolve the matter, including stopping our separate accounts from investing in the Eligible Funds. See the Eligible Funds’ prospectuses for more details.

ADDING AND DISCONTINUING INVESTMENT DIVISIONS

We may, upon 30 days written notice to you, direct that you may not make any future Contributions or Transfers to a particular Investment Division or Guaranteed Sub-Account.

When we inform you that we are discontinuing an Investment Division or Guaranteed Sub-Account to which you are allocating Contributions, we will ask that you promptly submit alternative allocation instructions. If we do not receive your changed allocation instructions, we may return all affected Contributions or allocate those Contributions as indicated in the written notice provided to you. Contributions and Transfers you make to a discontinued Investment Division or Guaranteed Sub-Account before the effective date of the notice may be kept in those Investment Divisions or Guaranteed Sub-Accounts.

If we determine to make new Investment Divisions available under the Contracts, in our sole discretion we may or may not make those new Investment Divisions available to you.

SUBSTITUTION OF INVESTMENTS

When we determine to discontinue an Investment Division, in our sole discretion, we may substitute shares of another mutual fund for the shares of the corresponding Eligible Fund. No substitution may take place without prior notice to you and compliance with the federal securities laws.

LEGAL MATTERS

Jorden Burt LLP has provided advice regarding certain legal matters concerning the Federal securities laws applicable to the issue and sale of the Contract.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse effect on the Series Account or GWFS Equities, the principal underwriter of the Contracts. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of each of the Investment Divisions of the Maxim Series Account of Great-West Life & Annuity Insurance Company and the consolidated financial statements and financial statement schedule of Great-West Life & Annuity Insurance Company and subsidiaries included in this prospectus and elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement, and both have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed a registration statement (“Registration Statement”) with the SEC under the 1933 Act and the 1940 Act relating to the Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Reference is made to the Registration Statement and exhibits for further information relating to the Contracts and us. Statements contained in this Prospectus, regarding the content of the Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments as filed as exhibits to the Registration Statement. The Registration Statement and its exhibits may be inspected and copied at the Public Reference Room of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330. The SEC also maintains a Web site address (http://www.sec.gov) that contains the SAI and other information filed electronically by Great-West concerning the Contract and Series Account. To request the SAI or other information about the Contract or to make any inquiries about the Contract, contact Great-West toll-free at (800) 537-2033 or via email at webmaster@gwrs.com. Please include the following in your email: (i) your name; (ii) address; and (iii) employer’s name or Plan number.

31

The SAI contains more specific information and financial statements relating to the Series Account and Great-West, such as:

•	Custodian and Independent Registered Public Accounting Firm;
•	Underwriter; and
•	Financial Statements

32

APPENDIX A

CONDENSED FINANCIAL INFORMATION

Selected Data for Accumulation Units Outstanding Throughout Each Period

For the Periods Ended December 31

Investment Division (1.25)	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
FIDELITY VIP CONTRAFUND
Value at beginning of period	19.35	16.72	12.47	22.47	18.92	17.15	14.85	13.02	10.26	11.46
Value at end of period	18.63	19.35	16.72	12.47	22.47	18.92	17.15	14.85	13.02	10.26
Number of accumulation units outstanding at end of period	4,291	4,380	5,973	7,343	8,005	9,453	10,879	13,018	12,839	15,923
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	16.30	14.28	10.87	18.37	17.36	15.21	14.16	12.27	9.51	11.69
Value at end of period	15.39	16.30	14.28	10.87	18.37	17.36	15.21	14.16	12.27	9.51
Number of accumulation units outstanding at end of period	2,099	2,136	2,378	3,370	4,245	3,382	1,151	1,025	3,427	4,426
MAXIM ARIEL MID-CAP VALUE
Value at beginning of period	43.17	36.56	22.72	38.59	39.56	35.98	35.24	31.78	24.83	28.18
Value at end of period	39.70	43.17	36.56	22.72	38.59	39.56	35.98	35.24	31.78	24.83
Number of accumulation units outstanding at end of period	10,171	10,468	11,554	12,751	16,199	17,646	23,248	26,967	28,088	27,764
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	40.71	31.88	19.42	36.37	37.77	33.98	34.57	28.65	22.45	24.25
Value at end of period	35.65	40.71	31.88	19.42	36.37	37.77	33.98	34.57	28.65	22.45
Number of accumulation units outstanding at end of period	3,326	3,406	3,971	4,411	5,959	7,082	8,002	8,024	7,607	10,923
MAXIM BOND INDEX
Value at beginning of period	14.08	13.38	12.76	12.15	11.52	11.24	11.15	10.93	10.74	10.00
Value at end of period	14.90	14.08	13.38	12.76	12.15	11.52	11.24	11.15	10.93	10.74
Number of accumulation units outstanding at end of period	1,897	2,367	3,545	3,847	10,096	4,710	4,306	4,374	4,610	3,557
MAXIM CONSERVATIVE PROFILE I
Value at beginning of period	16.53	15.39	12.94	15.21	14.58	13.70	13.31	12.61	11.47	11.69
Value at end of period	16.49	16.53	15.39	12.94	15.21	14.58	13.70	13.31	12.61	11.47
Number of accumulation units outstanding at end of period	795	795	894	894	595	595	3,012	3,012	3,012	2,011
MAXIM INDEX 600
Value at beginning of period	33.82	27.25	22.08	32.56	33.25	29.38	27.79	23.11	16.94	20.24
Value at end of period	33.52	33.82	27.25	22.08	32.56	33.25	29.38	27.79	23.11	16.94
Number of accumulation units outstanding at end of period	6,134	6,595	7,642	10,277	11,275	14,092	16,645	17,845	16,092	13,926
MAXIM INVESCO ADR
Value at beginning of period	21.47	20.59	15.96	27.05	25.48	20.83	18.95	16.04	12.37	14.42
Value at end of period	18.06	21.47	20.59	15.96	27.05	25.48	20.83	18.95	16.04	12.37
Number of accumulation units outstanding at end of period	10,351	10,555	12,101	13,607	17,739	21,614	20,938	18,197	20,146	16,951
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	35.25	31.65	23.15	29.96	28.06	25.58	24.97	22.78	17.73	16.16
Value at end of period	36.36	35.25	31.65	23.15	29.96	28.06	25.58	24.97	22.78	17.73
Number of accumulation units outstanding at end of period	2,857	2,774	5,656	6,464	6,917	9,213	12,227	15,128	14,064	14,888
MAXIM MODERATE PROFILE I
Value at beginning of period	17.54	15.92	12.96	17.10	16.17	14.62	13.93	12.66	10.67	11.81
Value at end of period	17.10	17.54	15.92	12.96	17.10	16.17	14.62	13.93	12.66	10.67
Number of accumulation units outstanding at end of period	9,022	9,331	12,673	12,769	19,301	20,120	37,438	41,394	44,389	24,329
MAXIM MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	17.54	15.70	12.36	17.94	16.94	15.08	14.18	12.66	10.34	11.91
Value at end of period	16.95	17.54	15.70	12.36	17.94	16.94	15.08	14.18	12.66	10.34
Number of accumulation units outstanding at end of period	2,058	2,622	2,697	3,813	6,027	5,408	12,522	14,121	16,962	13,911
MAXIM MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	16.46	15.14	12.55	15.52	14.77	13.61	13.01	12.01	10.44	11.17
Value at end of period	16.24	16.46	15.14	12.55	15.52	14.77	13.61	13.01	12.01	10.44
Number of accumulation units outstanding at end of period	260	260	4,453	4,487	5,535	2,605	2,984	2,922	2,852	877
MAXIM MONEY MARKET
Value at beginning of period	13.37	13.54	13.71	13.63	13.18	12.76	12.57	12.61	12.68	12.66
Value at end of period	13.21	13.37	13.54	13.71	13.63	13.18	12.76	12.57	12.61	12.68
Number of accumulation units outstanding at end of period	59,374	60,074	59,981	64,681	66,097	99,869	65,964	72,990	97,844	110,458
MAXIM SMALL-CAP GROWTH
Value at beginning of period	26.02	21.30	16.32	28.14	25.39	25.04	24.24	23.15	17.90	26.26
Value at end of period	25.54	26.02	21.30	16.32	28.14	25.39	25.04	24.24	23.15	17.90
Number of accumulation units outstanding at end of period	5,984	5,976	6,565	7,243	11,090	12,752	15,450	19,753	23,915	25,685
MAXIM STOCK INDEX
Value at beginning of period	27.77	24.35	19.45	31.40	30.24	26.70	25.74	23.53	18.56	24.07
Value at end of period	27.75	27.77	24.35	19.45	31.40	30.24	26.70	25.74	23.53	18.56
Number of accumulation units outstanding at end of period	19,206	21,375	26,385	29,423	34,421	73,268	78,956	91,037	105,025	107,411
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	31.51	27.72	22.42	35.58	34.90	29.67	28.85	25.39	20.45	23.84
Value at end of period	30.84	31.51	27.72	22.42	35.58	34.90	29.67	28.85	25.39	20.45
Number of accumulation units outstanding at end of period	12,477	12,551	18,698	21,281	24,935	29,263	37,594	39,929	46,571	43,736
MAXIM T.ROWE PRICE MID CAP GROWTH
Value at beginning of period	28.17	22.36	15.63	26.78	22.99	21.81	19.35	16.59	12.19	15.82
Value at end of period	27.35	28.17	22.36	15.63	26.78	22.99	21.81	19.35	16.59	12.19
Number of accumulation units outstanding at end of period	5,788	6,795	10,336	10,688	11,445	17,435	21,897	24,281	23,154	24,170
MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES
Value at beginning of period	20.96	20.10	19.20	18.26	17.36	16.85	16.70	16.27	16.06	14.81
Value at end of period	21.88	20.96	20.10	19.20	18.26	17.36	16.85	16.70	16.27	16.06
Number of accumulation units outstanding at end of period	5,705	6,108	7,732	7,920	4,843	7,964	12,932	15,586	19,264	21,503

A-1

APPENDIX B

CALCULATION OF THE NET INVESTMENT FACTOR

The Net Investment Factor for each Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a)	is the net result of:

(i)	the net asset value per share of the Eligible Fund shares determined as of the end of the current Valuation Period; plus

(ii)

the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Eligible Fund on shares if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

(iii)

a per unit charge or credit for any taxes incurred by or provided for in the Variable Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Variable Sub-Account; and

(b)	is the net asset value per share of the Eligible Fund shares determined as of the end of the immediately preceding Valuation Period; and

(c)	is an amount representing the Mortality and Expense Risk Charge deducted from each Variable Sub-Account on a daily basis. Such amount is equal to an annual rate of 1.25%.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease or remain unchanged. The net asset value per share referred to in paragraphs (a) (i) and (b) above, reflects the investment performance of the Eligible Fund as well as the payment of Eligible Fund expenses.

B-1

MAXIM SERIES ACCOUNT

Maximum Value Plan

Individual Flexible Premium Variable Annuity Contracts

issued by

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Telephone: (800) 228-8706

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2012, which is available without charge by contacting Great-West Life & Annuity Insurance Company (“Great-West”) at the above address or at the above telephone number.

May 1, 2012

Page
CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-
UNDERWRITER	B-
FINANCIAL STATEMENTS	B-

CUSTODIAN AND INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

A.	Custodian

The assets of Maxim Series Account (the “Series Account”) of Great-West Life & Annuity Insurance Company (“Great-West”) are held by Great-West. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of Great-West. Great-West maintains records of all purchases and redemptions of shares of the Eligible Funds. Additional protection for the assets of the Series Account is afforded by blanket fidelity bonds issued to The Great-West Life Assurance Company in the amount of $50 million (Canadian), per occurrence, which covers all officers and employees of Great-West.

B.	Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as Great-West’s and the Series Account’s Independent Registered Public Accounting Firm. Deloitte & Touche LLP audits financial statements for Great-West and the Series Account and provides other audit, tax and related services.

The financial statements of each of the investment divisions of the Maxim Series Account of Great-West Life & Annuity Insurance Company and the consolidated financial statements and financial statement schedule of Great-West Life & Annuity Insurance Company and subsidiaries included in this Prospectus and the related financial statement schedule included elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement, and both have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

UNDERWRITER

The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of Great-West. GWFS is registered with the Securities and Exchange Commission as a broker-dealer, and is a member of the Financial Industry Regulatory Authority. Prior to 1996, the Contracts were offered through an affiliate of Great-West. GWFS received no underwriting commissions from Great-West in connection with this offering for each of the last three fiscal years.

FINANCIAL STATEMENTS

The consolidated financial statements of Great-West as contained herein should be considered only as bearing upon Great-West’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interests of Contract Owners under the Contracts are affected solely by the investment results of the investment divisions of the Series Account.

Great-West Life & Annuity

Insurance Company

(a wholly-owned subsidiary of

GWL&A Financial Inc.)

Consolidated Balance Sheets as of December 31, 2011 and 2010 and Related Consolidated Statements of Income, Statements of Stockholder’s Equity and Statements of Cash Flows for Each of the Three Years in the Period Ended December 31, 2011 and Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company

Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries (the “Company”) as of December 31, 2011 and 2010, and the related consolidated statements of income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2011. Our audits also included the financial statement schedule. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 29, 2012

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2011 and 2010

(In Thousands, Except Share Amounts)

	December 31,
	2011	2010
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost $15,586,970 and $15,382,402)	$16,589,783	$15,943,057
Fixed maturities, held for trading, at fair value (amortized cost $134,591 and $134,587)	147,526	144,174
Mortgage loans on real estate (net of allowances of $21,130 and $16,300)	2,513,087	1,722,422
Policy loans	4,219,849	4,059,640
Short-term investments, available-for-sale (cost approximates fair value)	332,764	964,507
Limited partnership and other corporation interests	169,233	210,146
Other investments	22,990	24,650

Total investments	23,995,232	23,068,596

Other assets:
Cash	7,593	4,476
Reinsurance receivable	616,336	594,997
Deferred acquisition costs and value of business acquired	343,449	306,948
Investment income due and accrued	248,114	239,345
Collateral under securities lending agreements	7,099	51,749
Due from parent and affiliates	114,697	203,231
Goodwill	105,255	105,255
Other intangible assets	21,855	25,642
Other assets	505,401	475,994
Assets of discontinued operations	39,621	62,091
Separate account assets	22,331,391	22,489,038

Total assets	$48,336,043	$47,627,362

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2011 and 2010

(In Thousands, Except Share Amounts)

	December 31,
	2011	2010
Liabilities and stockholder’s equity
Policy benefit liabilities:
Future policy benefits	$21,828,274	$20,420,875
Policy and contract claims	310,455	293,383
Policyholders’ funds	382,816	372,980
Provision for policyholders’ dividends	64,710	66,244
Undistributed earnings on participating business	11,105	6,803

Total policy benefit liabilities	22,597,360	21,160,285

General liabilities:
Due to parent and affiliates	538,561	537,474
Repurchase agreements	-	936,762
Commercial paper	97,536	91,681
Payable under securities lending agreements	7,099	51,749
Deferred income tax liabilities, net	197,729	57,798
Other liabilities	532,327	460,310
Liabilities of discontinued operations	39,616	62,042
Separate account liabilities	22,331,391	22,489,038

Total liabilities	46,341,619	45,847,139

Commitments and contingencies

Stockholder’s equity:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	-	-
Common stock, $1 par value, 50,000,000 shares authorized; 7,032,000 shares issued and outstanding	7,032	7,032
Additional paid-in capital	768,247	764,644
Accumulated other comprehensive income	445,372	242,516
Retained earnings	773,773	766,031

Total stockholder’s equity	1,994,424	1,780,223

Total liabilities and stockholder’s equity	$48,336,043	$47,627,362

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Income

Years Ended December 31, 2011, 2010 and 2009

(In Thousands)

	Year ended December 31,
	2011	2010	2009
Revenues:
Premium income, net of premiums ceded of $40,720, $41,474 and $48,761	$523,216	$805,622	$560,252
Fee income	486,795	447,954	386,201
Net investment income	1,158,486	1,174,744	1,149,084
Realized investment gains (losses), net:
Total other-than-temporary losses	(19,467)	(96,648)	(112,764)
Other-than-temporary losses transferred to other comprehensive income	10,005	16,747	13,422
Other realized investment gains, net	33,957	55,406	31,802

Total realized investment gains (losses), net	24,495	(24,495)	(67,540)

Total revenues	2,192,992	2,403,825	2,027,997

Benefits and expenses:
Life and other policy benefits, net of reinsurance recoveries of $36,876, $30,678 and $47,077	645,567	628,895	590,456
Increase in future policy benefits	18,828	320,167	109,728
Interest paid or credited to contract holders	529,349	518,918	552,620
Provision for policyholders’ share of earnings on participating business	2,884	2,197	1,245
Dividends to policyholders	67,334	70,230	72,755

Total benefits	1,263,962	1,540,407	1,326,804
General insurance expenses	535,636	498,386	435,478
Amortization of deferred acquisition costs and value of business acquired	41,634	50,741	62,274
Interest expense	37,462	37,421	37,508

Total benefits and expenses, net	1,878,694	2,126,955	1,862,064

Income from continuing operations before income taxes	314,298	276,870	165,933
Income tax expense	100,203	72,515	41,433

Income from continuing operations	214,095	204,355	124,500
Loss from discontinued operations, net of income tax benefit of $-, $900 and $ -	-	(1,600)	-

Net income	$214,095	$202,755	$124,500

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Stockholder’s Equity

Years ended December 31, 2011, 2010 and 2009

(In Thousands)

			Accumulated Other Comprehensive Income (Loss)
	Common stock	Additional paid-in capital	Unrealized gains (losses) on securities	Employee benefit plan adjustments	Retained earnings	Total
Balances, January 1. 2009	$7,032	$756,912	$(691,594)	$(71,079)	$615,847	$617,118
Net income					124,500	124,500
Other comprehensive income (loss), net of income taxes:
Non-credit component of impaired losses on fixed maturities available-for-sale			(4,367)			(4,367)
Net change in unrealized gains (losses)			614,379			614,379
Employee benefit plan adjustment				28,468		28,468

Total comprehensive income						762,980
Impact of adopting ASC section 320-10-65 “Investments - Debt and Equity Securities” on available-for-sale securities, net of tax			(8,528)		8,528	-
Dividends					(24,682)	(24,682)
Capital contribution - stock-based compensation		2,181				2,181
Income tax benefit on stock-based compensation		2,237				2,237

Balances, December 31, 2009	7,032	761,330	(90,110)	(42,611)	724,193	1,359,834
Net income					202,755	202,755
Other comprehensive income (loss), net of income taxes:
Non-credit component of impaired losses on fixed maturities available-for-sale			6,346			6,346
Net change in unrealized gains (losses)			372,233			372,233
Employee benefit plan adjustment				(3,342)		(3,342)

Total comprehensive income						577,992
Dividends					(160,917)	(160,917)
Capital contribution - stock-based compensation		1,855				1,855
Income tax benefit on stock-based compensation		1,459				1,459

Balances, December 31, 2010	7,032	764,644	288,469	(45,953)	766,031	1,780,223
Net income					214,095	214,095
Other comprehensive income (loss), net of income taxes:
Non-credit component of impaired losses on fixed maturities available-for-sale			13,590			13,590
Net change in unrealized gains (losses)			221,484			221,484
Employee benefit plan adjustment				(32,218)		(32,218)

Total comprehensive income						416,951
Dividends					(206,353)	(206,353)
Capital contribution - stock-based compensation		1,786				1,786
Income tax benefit on stock-based compensation		1,817				1,817

Balances, December 31, 2011	$7,032	$768,247	$523,543	$(78,171)	$773,773	$1,994,424

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years ended December 31, 2011, 2010 and 2009

(In Thousands)

	Year ended December 31,
	2011	2010	2009
Cash flows from operating activities:
Net income	$214,095	$202,755	$124,500
Adjustments to reconcile net income to net cash provided by operating activities:
Earnings allocated to participating policyholders	2,884	2,197	1,245
Amortization of premiums / (accretion of discounts) on investments, net	(41,220)	(44,096)	(59,048)
Net realized (gains) losses on investments	(62,088)	26,665	85,627
Net proceeds / (purchases) of trading securities	3,597	901	(97,474)
Interest credited to contractholders	525,347	514,002	546,429
Depreciation and amortization	60,908	65,938	80,227
Deferral of acquisition costs	(88,165)	(80,020)	(74,642)
Deferred income taxes	30,002	37,524	94,096
Other, net	(4,037)	(9,834)	2,911
Changes in assets and liabilities:
Policy benefit liabilities	(148,298)	135,731	59,227
Reinsurance receivable	1,131	4,594	8,898
Investment income due and accrued	(8,769)	(13,896)	(79,674)
Other assets	(8,176)	9,256	(26,924)
Other liabilities	45,515	(112,002)	(86,125)

Net cash provided by operating activities	522,726	739,715	579,273

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities, available-for-sale	5,373,914	4,515,507	3,639,252
Mortgage loans on real estate	96,848	158,246	96,160
Limited partnership interests, other corporation interests and other investments	58,872	90,235	53,877
Purchases of investments:
Fixed maturities, available-for-sale	(6,405,522)	(5,355,943)	(3,975,219)
Mortgage loans on real estate	(899,234)	(331,843)	(281,962)
Limited partnership interests, other corporation interests and other investments	(7,874)	(19,528)	(13,598)
Net change in short-term investments	1,576,779	(919,023)	(360,896)
Net change in repurchase agreements	(936,762)	445,424	289,259
Policy loans, net	(41,408)	24,257	(625)
Purchases of furniture, equipment and software	(19,990)	-	-

Net cash used in investing activities	(1,204,377)	(1,392,668)	(553,752)

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years ended December 31, 2011, 2010 and 2009

(In Thousands)

	Year ended December 31,
	2011	2010	2009
Cash flows from financing activities:
Contract deposits	$2,544,213	$2,234,984	$1,921,471
Contract withdrawals	(1,716,544)	(1,570,767)	(1,660,454)
Change in due to/from parent and affiliates	87,743	(16,274)	(141,770)
Dividends paid	(206,353)	(160,917)	(24,682)
Net commercial paper borrowings	5,855	(5,932)	446
Change in bank overdrafts	(31,963)	3,898	19,857
Income tax benefit of stock option exercises	1,817	1,459	2,237

Net cash provided by financing activities	684,768	486,451	117,105

Net increase (decrease) in cash	3,117	(166,502)	142,626
Cash, beginning of year	4,476	170,978	28,352

Cash, end of year	$7,593	$4,476	$170,978

Supplemental disclosures of cash flow information:
Net cash paid (received) during the year for:
Income taxes	$(121,436)	$33	$(44,878)
Income tax payments withheld and remitted to taxing authorities	53,630	56,664	55,055
Interest	37,463	37,421	37,508

Non-cash investing and financing transactions during the years:
Share-based compensation expense	$1,786	$1,855	$2,181
Fair value of assets acquired in settlement of fixed maturity investments	13,021	-	-
Real estate acquired in satisfaction of debt	2,140	-	-

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

1.	Organization and Significant Accounting Policies

Organization

Great-West Life & Annuity Insurance Company (“GWLA”) and its subsidiaries (collectively, the “Company”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. Inc. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”). The Company offers a wide range of life insurance, retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and the accounts of its subsidiaries over which it exercises control. Intercompany transactions and balances have been eliminated in consolidation.

Reclassifications

Certain amounts have been reclassified to conform to current year presentation.

Use of Estimates

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values (including derivative financial instruments), impairment of investments, accounting for derivative financial instruments, valuation of policy benefit liabilities, valuation of deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”), accounting for employee benefits plans and accounting for income taxes and the valuation of deferred tax assets. Actual results could differ from those estimates. However, in the opinion of management, these consolidated financial statements include normal recurring adjustments necessary for the fair presentation of the Company’s financial position and the results of its operations.

Summary of Significant Accounting Policies

Investments

Investments are reported as follows:

1.

The Company classifies the majority of its fixed maturity investments as available-for-sale. Included in fixed maturities are perpetual debt investments which primarily consist of junior subordinated debt instruments that have no stated maturity date but pay fixed or floating interest in perpetuity. All available-for-sale fixed maturity investments are recorded at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, recorded in accumulated other comprehensive income (loss). The Company recognizes the acquisition of its public fixed maturity investments on a trade date basis. Net unrealized gains and losses related to participating contract policies that cannot be distributed are recorded as undistributed earnings on participating business.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Premiums and discounts are recognized as a component of net investment income using the scientific interest method, realized gains and losses are included in net realized investment gains (losses) and declines in value determined to be other-than-temporary are included in total other-than-temporary losses.

The Company purchases fixed maturity securities which are classified as held for trading. Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

2.

Mortgage loans on real estate consist of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts and allowances for credit losses. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the scientific interest method. Prepayment penalty fees are recognized in other realized investment gains upon receipt.

The Company uses an internal risk assessment process as a primary credit quality indicator, which is updated quarterly, with regard to impairment review and credit loss calculations. The Company follows a comprehensive approach with the management of mortgage loans that includes ongoing analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•

Non-performing - generally indicates that there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are disclosed as impaired.

The Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage credit loss allowance and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the allowance for credit losses and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Loans reviewed for specific impairment are excluded from the analysis to estimate the credit loss allowance for the loans categorized as performing in the portfolio. Risk is mitigated through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. For loan balances greater than 90 days past due or in the process of foreclosure,

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

all accrual of interest is discontinued. The Company resumes interest accrual on loans when a loan returns to current status. Interest accrual may also resume under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

3.

Limited partnership and other corporation interests are accounted for using either the cost or equity method of accounting. The Company uses the cost method on investments where it has a minor equity interest and no significant influence over the entity’s operations. The Company uses the equity method when it has a partnership interest that is considered more than minor, although the Company has no significant influence over the entity’s operations. Also included in limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits. These interests are carried at amortized cost as determined using the effective yield method.

In the normal course of its activities, the Company is involved with other entities that are considered variable interest entities (“VIE”). An entity would be determined to be a primary beneficiary, and thus consolidated when the entity has both (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (b) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. When the Company becomes involved with a VIE and when the nature of the Company’s involvement with the entity changes, in order to determine if the Company is the primary beneficiary and must consolidate the entity, it evaluates:

•	The structure and purpose of the entity;
•	The risks and rewards created by and shared through the entity and
•	The entity’s participants’ ability to direct the activities, receive its benefits and absorb its losses.

The Company performs ongoing qualitative analyses of its involvement with VIEs to determine if consolidation is required.

4.	Policy loans are carried at their unpaid balances.

5.

Short-term investments include securities purchased with initial maturities of one year or less and are generally carried at amortized cost, which approximates fair value. The Company classifies its short-term investments as available-for-sale.

6.

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancements on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Assets to be repurchased are the same, or substantially the same, as the assets transferred, and are accounted for as collateralized borrowings. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. In connection with repurchase agreements transactions, it is the Company’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s right to

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included in repurchase agreements. The liability is collateralized by securities with approximately the same fair value.

7.

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancements on its investment portfolio. The borrower can return and the Company can request the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as collateralized borrowings. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Acceptable collateral is generally defined as government securities, letters of credit and/or cash collateral. Some cash collateral may be invested in short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities.

8.

The Company’s other-than-temporary impairments accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. The assessment of whether an other-than-temporary impairment has occurred on fixed maturity investments where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	A fixed maturity investment has been downgraded by a credit rating agency;
•	The financial condition of the issuer has deteriorated;
•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments in the future; and
•	Dividends have been reduced or eliminated or scheduled interest payments have not been made.

If management either (a) has the intent to sell a fixed maturity investment or (b) it is more likely than not the Company will be required to sell a fixed maturity investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an other-than-temporary impairment is considered to have occurred. In this instance, total other-than-temporary impairment is bifurcated into two components: the amount related to the credit

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

loss, which is recognized in current period earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination. After the recognition of an other-than-temporary impairment, a fixed maturity investment is accounted for as if it had been purchased on the measurement date of the other-than-temporary impairment, with an amortized cost basis equal to the previous amortized cost basis less the other-than-temporary impairment recognized in earnings. The Company accretes the new cost basis to estimated future value over the remaining life of the security based on the future estimated cash flows by adjusting the security’s yield.

Fair Value

Certain assets and liabilities are recorded at fair value on the Company’s consolidated balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities recorded at fair value have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Financial assets and liabilities utilizing Level 1 inputs include certain money market funds.

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For fixed maturity securities and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

o

Asset-backed, residential mortgage-backed, commercial mortgage-backed securities and collateralized debt obligations - new issue data, monthly payment information, collateral performance and third party real estate analysis.

o	U.S. states and their subdivisions - material event notices.
o	Short-term investments - valued at amortized cost, which approximates fair value.
o	Derivative instruments - reported trades, swap curves, credit spreads, recovery rates, restructuring, currency volatility, net present value of cash flows and news sources.
o

Separate account assets and liabilities - exchange rates, various index data and news sources, amortized cost (which approximates fair value), reported trades, swap curves, credit spreads, recovery rates, restructuring, currency volatility, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

o	Common collective trusts – the net asset value based on the underlying trust investments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities, are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data. Inputs utilized for securities classified as Level 3 are as follows:

o	Corporate debt securities - single broker quotes which may be in an illiquid market or otherwise deemed unobservable.
o	Asset-backed securities - internal models utilizing asset-backed securities index spreads.
o	Separate account assets - single broker quotes which may be in an illiquid market or otherwise deemed unobservable or net asset value per share of the underlying investments.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability. All transfers between levels are recognized at the beginning of the reporting period in which the transfer occurred.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross-currency swaps, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign exchange risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons.

All derivatives, regardless of hedge accounting treatment, are recorded in other assets and other liabilities at fair value. Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income (loss) and are recognized in the consolidated income statements when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income. Changes in the fair value of derivatives not qualifying for hedge accounting and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed minimum withdrawal benefit, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets and fee revenue based on equity market performance and (d) convert floating rate assets to fixed rate assets for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives. The Company incorporates the market’s perception of its own and the counterparty’s non-performance risk through review of credit spreads in determining the fair value of the portion of its over-the-counter (“OTC”) derivative assets and liabilities that are uncollateralized. Fair values are adjusted accordingly based on an internal carry value adjustment model.

Collateral agreements are regularly entered into as part of the underlying agreements with counterparties to mitigate counterparty credit risk. Certain of these arrangements require collateral when the fair value exceeds certain thresholds and also include credit contingent provisions that provide for a reduction of these thresholds in the event of downgrade in the credit ratings of the Company and/or the counterparty.

Certain derivatives in a net asset position have cash pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. This unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Cash collateral pledged is included in other assets.

Cash

Cash includes only amounts in demand deposit accounts.

Book overdrafts occur when checks have been issued by the Company, but have not been presented to the Company’s disbursement bank accounts for payment. These bank accounts allow the Company to delay funding of the issued checks until they are presented for payment. This delay in funding results in a temporary source of financing. The activity related to book overdrafts is included in the financial activities in the consolidated statement of cash flows. The book overdrafts are included in other liabilities in the accompanying consolidated balance sheets. At December 31, 2011 and 2010, these liabilities were $609 and $32,572, respectively.

Internal use software

Purchased software costs, as well as certain internal and external costs incurred to develop internal use computer software during the application development stage are capitalized and amortized using the straight-line method over its estimated useful life. Capitalized internal use software development costs, net of accumulated amortization, in the amounts of $33,021 and $24,196, are included in other assets at December 31, 2011 and 2010, respectively. The Company capitalized $16,676, $9,816 and $8,014 of internal use software development costs during the years ended December 31, 2011, 2010 and 2009, respectively.

Deferred acquisition costs and value of business acquired

DAC, which primarily consists of sales commissions and costs associated with the Company’s sales representatives related to the production of new business or through the acquisition of insurance or annuity contracts through indemnity reinsurance transactions, has been deferred to the extent recoverable. VOBA represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions. The recoverability of such costs is dependent upon the future profitability of the related business. DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. DAC and VOBA, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in accumulated other comprehensive income (loss).

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Goodwill and other intangible assets

Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition and is considered an indefinite lived asset and therefore is not amortized. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified.

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships and preferred provider relationships in various acquisitions. These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market and replacement or reproduction cost. The initial valuations of these intangible assets were supported by an independent valuation study that was commissioned by the Company. Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from 4 to 14 years (weighted average 13 years), primarily based upon the cash flows generated by these assets.

Separate accounts

Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets. The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder and therefore, are not included in the Company’s consolidated statements of income.

Revenues to the Company from the separate accounts consist of contract maintenance fees, investment management fees, administrative fees and mortality and expense risk charges.

The Company’s separate accounts invest in shares of Maxim Series Fund Inc. and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Life insurance and annuity future benefits

Life insurance and annuity future benefits with life contingencies in the amounts of $13,051,532 and $12,395,926 at December 31, 2011 and 2010, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity contract benefits without life contingencies in the amounts of $8,727,286 and $7,976,954 at December 31, 2011 and 2010, respectively, are established at the contractholder’s account value.

Reinsurance Ceded

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Policy benefits and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims

Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business

The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies. The amount of dividends to be paid is determined by the Board of Directors.

Participating life and annuity policy benefit liabilities are $6,705,462 and $6,544,238 at December 31, 2011 and 2010, respectively. Participating business comprises approximately 8% and 9% of the Company’s individual life insurance in-force at December 31, 2011 and 2010, respectively, and 19%, 13% and 19% of individual life insurance premium income for the years ended December 31, 2011, 2010 and 2009, respectively. The policyholder’s share of net income on participating policies is excluded from stockholder’s equity and recorded as undistributed earnings on participating business in the consolidated balance sheet.

Recognition of premium and fee income and benefits and expenses

Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. Premiums and policyholder benefits and expenses are presented net of reinsurance.

Net investment income

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned.

Realized investment gains (losses) and derivative financial instruments

Realized investment gains and losses are reported as a component of revenues and are determined on a specific identification basis. Realized investment gains and losses also result from the termination of derivative contracts prior to expiration that are not designated as hedges for accounting purposes and certain fair-value hedge relationships.

Income taxes

Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s consolidated financial statements or consolidated tax returns. In estimating future tax

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

consequences, all expected future events, other than the enactments or changes in the tax laws or rules, are considered. A valuation allowance is provided to the extent that it is more likely than not that deferred tax assets will not be realized. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

Share-based compensation

Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. The Company uses the fair value method to recognize the cost of share-based employee compensation under the Lifeco plan.

2.	Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” (“ASU No. 2010-06”). ASU No. 2010-06 provides for disclosure of significant transfers in and out of the fair value hierarchy Levels 1 and 2 and the reasons for these transfers. In addition, ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy roll forward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Company adopted the disclosure provisions of ASU 2010-06 for its fiscal year beginning January 1, 2010 and adopted the Level 3 purchases, sales, issuances and settlements provisions for its fiscal year beginning January 1, 2011. The provisions of ASU No. 2010-06 relate only to financial statement disclosures and, accordingly, did not have an impact on the Company’s consolidated financial position or the results of its operations.

In April 2010, the FASB issued ASU No. 2010-15 “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments” (“ASU No. 2010-15”). ASU No. 2010-15 clarifies that an insurance company should not consider any separate account interests in an investment held for the benefit of policyholders to be its interests and that those interests should not be combined with interests of its general account in the same investment when assessing the investment for consolidation. ASU No. 2010-15 also provides that an insurance company is required to consider a separate account as a subsidiary for purposes of evaluating whether the retention of specialized accounting for investments in consolidation is appropriate. ASU No. 2010-15 is effective for fiscal years beginning after December 15, 2010. The Company adopted ASU No. 2010-15 for its fiscal year beginning on January 1, 2011. The adoption of ASU No. 2010-15 did not have an impact on the Company’s consolidated financial position or the results of its operations.

In July 2010, the FASB issued ASU No. 2010-20 “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses” (“ASU No. 2010-20”). ASU No. 2010-20 provides for entities to disclose credit quality indicators, aging of past due amounts, the nature and extent of troubled debt restructurings, modifications as a result of troubled debt restructurings and significant sales or purchases, by disaggregated class, for its financing receivables. ASU No. 2010-20 is effective for fiscal periods ending after December 15, 2010. The Company adopted ASU No. 2010-20 for its fiscal year ended December 31, 2010. The provisions of ASU No. 2010-20 related to troubled debt restructurings have been clarified in ASU No. 2011-02, see below. The provisions of ASU No. 2010-20 relate only to financial statement disclosures regarding financing receivables and, accordingly, its adoption did not have an impact on the Company’s consolidated financial position or the results of its operations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

In April 2011, the FASB issued ASU No. 2011-02 “Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring” (“ASU No. 2011-02”). ASU No. 2011-02 clarifies and defines the criteria to be met in a debt modification in order to be considered a troubled debt restructuring. It also clarifies whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructures. ASU No. 2011-02 is effective for the first interim or annual period beginning on or after June 15, 2011 with early adoption permitted and is to be applied retrospectively to the beginning of the annual period of adoption. The Company adopted ASU No. 2011-02 for its fiscal period ended September 30, 2011. The provisions of ASU No. 2011-02 related only to financial statement disclosure and, accordingly, did not have an impact on the Company’s consolidated financial position or the results of operations.

Future adoption of new accounting pronouncements

In October 2010, the FASB issued ASU No. 2010-26 “Financial Services - Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts - a Consensus of the FASB Emerging Issues Task Force” (“ASU No. 2010-26”). ASU No. 2010-26 provides guidance and modifies the definition of the types and nature of costs incurred by insurance enterprises that can be capitalized in connection with the acquisition of new or renewal insurance contracts. Further, ASU No. 2010-26 clarifies which costs may not be capitalized as DAC. ASU No. 2010-26 is effective for interim and annual periods in fiscal years beginning after December 15, 2011 with early adoption permitted. The Company will adopt ASU No. 2010-26 for its fiscal year beginning January 1, 2012, and expects to apply the retrospective method of adoption. Accordingly, upon adoption, DAC will be reduced with a corresponding reduction, net of tax, to stockholder’s equity as a result of acquisition costs previously deferred that are not eligible for deferral under the amended guidance. The Company estimates the impact as of December 31, 2011, retrospective adoption would reduce DAC by approximately $120,000 to $130,000 and would reduce stockholder’s equity by approximately $76,000 to $86,000, net of tax. Expenses in future periods will be higher due to a decrease of deferrable expenses. However, amortization expense will be lower in future periods due to the lower DAC balance, before the effect of any amortization related to realized gains and losses.

In April 2011, the FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements” (“ASU No. 2011-03”). ASU No. 2011-03 removes from the assessment of effective control the criterion requiring a transferor to have the ability to repurchase or redeem the financial assets transferred in a repurchase arrangement. This requirement was one of the criterions under ASC topic 860 that entities used to determine whether a transferor maintained effective control. Entities are still required to consider all the effective control criterion under ASC topic 860; however, the elimination of this requirement may lead to more conclusions that a repurchase agreement should be accounted for as a secured borrowing rather than a sale. ASU No. 2011-03 is effective for the first interim or annual period beginning on or after December 15, 2011. The Company will adopt ASU No. 2011-03 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-03 will not have an impact on the Company’s consolidated financial position or the results of operations.

In May 2011, the FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU No. 2011-04”). ASU No. 2011-04 does not extend the use of the existing concepts or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Company will adopt ASU No. 2011-04 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-04 will not have an impact on the Company’s consolidated financial position or the results of operations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

In June 2011, the FASB issued ASU No. 2011-05 “Comprehensive Income (Topic 220): Presentation of Comprehensive Income” (“ASU No. 2011-05”). ASU No. 2011-05 provides that, upon adoption, entities must present the components of net income, the components of comprehensive income and the total of comprehensive income for all periods presented. The option of presenting the components of comprehensive income in the statement of changes of equity has been eliminated. ASU No. 2011-05 is effective for interim or annual periods beginning on or after December 15, 2011. The Company will adopt ASU No. 2011-05 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-05 will not have an impact on the Company’s consolidated financial position or the results of its operations. ASU No 2011-05 was subsequently amended by ASU No. 2011-12.

In September 2011, the FASB issued ASU No. 2011-08 “Intangibles - Goodwill and Other (Topic 350): Testing Goodwill for Impairment” (“ASU No. 2011-08”). ASU No. 2011-08 provides that entities have the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of recorded goodwill is less than its carrying value. If an entity concludes that it is more likely than not that the fair value of recorded goodwill is less than its carrying value, it is then required to calculate the fair value of the recorded goodwill and to measure the amount of impairment loss, if any. ASU No. 2011-08 is effective for annual and interim goodwill impairment tests for fiscal years beginning after December 15, 2011. The Company will adopt the provisions of ASU No. 2011-08 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-08 will not have an impact on the Company’s consolidated financial position or the results of its operations.

In December 2011, the FASB issued ASU No. 2011-12 “Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU No. 2011-12”). ASU No. 2011-12 indefinitely defers the requirement in ASU No. 2011-05 for entities to present reclassification adjustments out of accumulated other comprehensive income by component in both the statement in which net income is presented and statement in which other comprehensive income is presented, for both interim and annual periods. ASU No. 2011-12 does not effect any other provisions of ASU No. 2011-05. ASU No. 2011-12 is effective for fiscal years and interim periods within those years ending after December 15, 2011. The Company will adopt the provisions of ASU No. 2011-12 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-12 will not have an impact on the Company’s consolidated financial position or the results of operations.

3.	Related Party Transactions

Included in the consolidated balance sheets at December 31, 2011 and 2010 are the following related party amounts:

	December 31,
	2011	2010
Reinsurance receivable	$502,093	$483,564
Future policy benefits	2,115,676	2,183,167

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Included in the consolidated statements of income for the years ended December 31, 2011, 2010 and 2009 are the following related party amounts:

	Year ended December 31,
	2011	2010	2009
Premium income, net of related party premiums ceded of $6,912, $3, 588, and $3,411	$129,072	$131,037	$137,085
Life and other policy benefits, net of reinsurance recoveries of $6,426, $4,906 and $7,415	106,790	122,830	118,624
Decrease in future policy benefits	(70,554)	(65,778)	(45,960)

The Company provides administrative and operational services for the United States operations of The Great-West Life Assurance Company (“GWL”) and the United States operations of The Canada Life Assurance Company (“CLAC”), wholly-owned subsidiaries of Lifeco. The Company also provides investment services for London Reinsurance Group, an indirect subsidiary of GWL. The following table presents revenue and expense reimbursement from related parties for services provided pursuant to these service agreements for the years ended December 31, 2011, 2010 and 2009. These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred, including a profit charge, and resources expended based upon the number of policies, certificates in-force and/or administered assets.

	Year ended December 31,
	2011	2010	2009
Investment management and administrative revenue included in fee income and net investment income	$7,492	$7,505	$7,334
Administrative and underwriting expense reimbursements included as a reduction to general insurance expense	3,629	988	944

Total	$11,121	$8,493	$8,278

The following table summarizes amounts due from parent and affiliates at December 31, 2011 and 2010:

			December 31,
Related party	Indebtedness	Due date	2011	2010
GWL&A Financial Inc.	On account	On demand	$6,976	$11,298
Great-West Lifeco U.S. Inc.	On account	On demand	105,614	191,185
Great-West Lifeco Finance LP	On account	On demand	716	-
Great-West Lifeco Finance LP II	On account	On demand	524	187
Putnam Investments LLC	On account	On demand	308	182
Crown Life Insurance Company	On account	On demand	195	152
Other related party receivables	On account	On demand	364	227

Total			$114,697	$203,231

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following table summarizes amounts due to parent and affiliates at December 31, 2011 and 2010:

			December 31,
Related party	Indebtedness	Due date	2011	2010
GWL&A Financial Inc. (1)	Surplus note	November 2034	$194,362	$194,231
GWL&A Financial Inc. (2)	Surplus note	May 2046	333,400	333,400
GWL&A Financial Inc.	Note interest	May 2011	4,701	4,701
Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II	On account	On demand	140	13
Great-West Lifeco Finance LP II	On account	On demand		-
London Life Financial Corporation	On Account	On demand	1,715	-
The Great-West Life Assurance Company	On account	On demand	1,765	4,046
The Canada Life Assurance Company	On account	On demand	2,478	1,083
Other related party payables

Total			$538,561	$537,474

(1) A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,362 and $194,231 at December 31, 2011 and 2010, respectively. The surplus note bears interest at the rate of 6.675% per annum, payable in arrears on each May 14 and November 14. The note matures on November 14, 2034.

(2) A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400. The surplus note bears interest initially at the rate of 7.203% per annum, payable in arrears on each May 16 and November 16 until May 16, 2016. After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then-current three-month London Interbank Offering Rate (“LIBOR”). The surplus note is redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016. The note matures on May 16, 2046.

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company’s surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $37,163 for the year ended December 31, 2011 and $37,042 for each of the years ended December 31, 2010 and 2009. Included in other liabilities on the consolidated balance sheets at December 31, 2011 and 2010 is $4,701 of interest payable attributable to these related party debt obligations.

The Company’s wholly owned subsidiary, Great-West Life & Annuity Insurance Company of South Carolina (“GWSC”) and CLAC are parties to a reinsurance agreement pursuant to which GWSC assumes term life insurance from CLAC. GWL&A Financial obtained two letters of credit for the benefit of the Company as collateral under the GWSC and CLAC reinsurance agreement for policy liabilities and capital support. The first letter of credit is for $1,128,500 and renews annually until it expires on December 31, 2025. The second letter of credit is for $70,000 and renews annually for an indefinite period of time. At December 31, 2011 and 2010 there were no outstanding amounts related to the letters of credit.

Included within reinsurance receivable in the consolidated balance sheets are $450,820 and $436,661 of funds withheld assets as of December 31, 2011 and 2010, respectively. CLAC pays the Company on, a quarterly basis, interest on the funds withheld balance at a rate of 4.55% per annum.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

A subsidiary of the Company, GW Capital Management, LLC, serves as a Registered Investment Advisor to Maxim Series Fund, Inc. an affiliated open-end management investment company, to several affiliated insurance company separate accounts and to Collective Investment Trusts, an affiliated entity. A subsidiary of the Company, Orchard Trust Company, LLC, serves as trustee to Collective Investment Trusts. Included in fee income on the consolidated statements of income is $69,172, $59,320 and $52,540 of advisory and management fee income from these affiliated entities for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company’s separate accounts invest in shares of Maxim Series Fund, Inc. and Putnam Funds which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2011, 2010 and 2009, these purchases totaled $112,117, $162,504 and $149,302, respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $266,340 and $269,495 at December 31, 2011 and 2010, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

4.	Summary of Investments

The following tables summarize fixed maturity investments classified as available-for-sale and the amount of other-than-temporary impairments (“OTTI”) classified as the non-credit-related component of previously impaired fixed maturity investments that the Company does not intend to sell included in accumulated other comprehensive income (loss) (“AOCI”) at December 31, 2011 and 2010:

	December 31, 2011
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$2,209,420	$107,363	$1,112	$2,315,671	$-
Obligations of U.S. states and their subdivisions	1,773,687	297,488	5	2,071,170	-
Corporate debt securities (3)	8,287,960	762,045	154,259	8,895,746	3,672
Asset-backed securities (2)	2,006,544	70,117	125,217	1,951,444	(23,837)
Residential mortgage-backed securities	578,046	17,461	3,965	591,542	1,409
Commercial mortgage-backed securities	712,831	42,538	7,572	747,797	-
Collateralized debt obligations	18,482	3	2,072	16,413	-

Total fixed maturities	$15,586,970	$1,297,015	$294,202	$16,589,783	$(18,756)

(1)	Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses.
(2)

OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that had previous non-credit impairment. The non-credit loss component of OTTI (gain) loss for asset-backed securities was in an unrealized gain position of $23,837 at December 31, 2011 due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

(3)	Includes perpetual debt investments with amortized cost of $253,023 and estimated fair value of $166,284 at December 31, 2011.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

	December 31, 2010
Fixed Maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$2,289,010	$96,924	$14,784	$2,371,150	$-
Obligations of U.S. states and their subdivisions	1,784,299	173,567	15,603	1,942,263	-
Corporate debt securities (3)	7,625,810	557,104	144,486	8,038,428	5,439
Asset-backed securities (2)	2,104,420	51,663	154,157	2,001,926	(22,284)
Residential mortgage-backed securities	730,293	20,888	12,119	739,062	505
Commercial mortgage-backed securities	812,915	28,049	20,615	820,349	-
Collateralized debt obligations	35,655	5	5,781	29,879	-

Total fixed maturities	$15,382,402	$928,200	$367,545	$15,943,057	$(16,340)

(1)	Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses.
(2)

OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that had previous non-credit impairment. The non-credit loss component of OTTI (gain) loss for asset-backed securities was in an unrealized gain position of $22,284 at December 31, 2010 due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

(3)	Includes perpetual debt investments with amortized cost of $253,023 and estimated fair value of $189,877 at December 31, 2010.

See Note 6 for additional information on policies regarding estimated fair value of fixed maturity investments.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale at December 31, 2011, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 30, 2011
	Amortized cost	Estimated fair value
Maturing in one year or less	$478,189	$511,588
Maturing after one year through five years	3,161,433	3,420,611
Maturing after five years through ten years	3,554,634	3,965,884
Maturing after ten years	2,972,324	3,186,060
Mortgage-backed and asset-backed securities	5,420,390	5,505,640

	$15,586,970	$16,589,783

Mortgage-backed (commercial and residential) and asset-backed securities, including those issued by U.S. government and U.S. agencies, include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with legal final stated maturities of up to thirty years and expected average lives of up to fifteen years.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following table summarizes information regarding the sales of securities classified as available-for-sale for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31,
	2011	2010	2009
Proceeds from sales	$3,958,589	$3,222,700	$2,258,653
Gross realized gains from sales	104,893	62,702	42,375
Gross realized losses from sales	23,138	26	267

Gross realized gains and losses from sales during the year were primarily attributable to changes in interest rates and gains and losses on repurchase agreement transactions.

Included in net investment income are unrealized gains of $12,935, $9,587 and $4,749 on held-for-trading fixed maturity investments still held at December 31, 2011, 2010 and 2009, respectively.

The Company has a corporate fixed maturity security with a fair value of $9,949 and $8,845 that has been non-income producing for the twelve months preceding December 31, 2011 and 2010, respectively. This security was written down to its fair value in the period it was deemed to be other-than-temporarily impaired.

Mortgage loans on real estate - The following table summarizes the carry value of the mortgage loan portfolio by component as of December 31, 2011 and 2010:

	December 31, 2011	December 31, 2010
Principal	$2,510,949	$1,709,075
Unamortized premium (discount)	23,268	29,647
Allowance for credit loss	(21,130)	(16,300)

Total mortgage loans	$2,513,087	$1,722,422

Of the total principal balance in the mortgage loan portfolio, $2,067 and $8,470 related to impaired loans at December 31, 2011 and 2010, respectively. The decrease in the impaired loans balance was due to four loans that were foreclosed upon and one loan that was paid in full offset by one loan that was deemed non-performing during the year ended December 31, 2011.

The recorded investment in impaired mortgage loans was $2,067 and $9,576 at December 31, 2011 and 2010, respectively. The average recorded investment of impaired mortgage loans was $5,822, $5,101 and $313 for the years ended December 31, 2011, 2010 and 2009, respectively.

The following table summarizes the recorded investment of the mortgage loan portfolio by risk assessment category as of December 31, 2011 and 2010:

	December 31, 2011	December 31, 2010
Performing	$2,532,150	$1,729,146
Non-performing	2,067	9,576

Total	$2,534,217	$1,738,722

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following table summarizes activity in the allowance for mortgage loan credit losses for the years ended December 31, 2011, 2010 and 2009:

	Year ended December, 31
	2011	2010	2009
	Commercial mortgages	Commercial mortgages	Commercial mortgages
Beginning balance	$16,300	$14,854	$8,834
Provision increases	4,830	1,446	6,172
Provision decreases	-	-	(152)

Ending balance	$21,130	$16,300	$14,854

Allowance ending balance by basis of impairment method:
Collectively evaluated for impairment	$21,130	$16,300	$14,854

Recorded investment balance in the mortgage loan portfolio, gross of allowance, by basis of impairment method:	$2,534,217	$1,738,722	$1,568,986
Individually evaluated for impairment	18,493	27,250	4,506
Collectively evaluated for impairment	2,515,724	1,711,472	1,564,480

The table below summarizes the recorded investment of the mortgage loan portfolio by aging category as of December 31, 2011 and 2010:

	Current	Loan balances 31-60 days past due	Loan balances 61-89 days past due	Loan balances greater than 90 days past due or in process of foreclosure (1)	Total portfolio balance
Commercial mortgages:
December 31, 2011	$2,534,217	$-	$-	$-	$2,534,217
December 31, 2010	1,733,922	2,642	-	2,158	1,738,722

(1) December 31, 2010 includes four loans in the amount of $2,158 in process of foreclosure.

Occasionally, the Company elects to grant a concession to a debtor with financial difficulties in an attempt to protect as much of its investment as possible. At December 31, 2010, the Company had one loan, with a principal balance of $6,355, classified as a troubled debt restructuring with loan modifications which primarily reduced the interest rate for the life of the loan, but did not extend the maturity date or forgive any principal.

Limited partnership and other corporation interests - The Company invests in limited partnership interests, which include limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits, and other corporation interests. At December 31, 2011 and 2010, the Company had $169,233 and $210,146, respectively, invested in limited partnership and other corporation interests.

The Company has determined its investment in low-income housing limited partnerships (“LIHLP”) to be considered a VIE. Although the Company is involved with the VIE, it determined that consolidation was not required because it has no power to direct the activities that most significantly impact the entities’ economic performance.

As a 99% limited partner in various upper-tier LIHLPs, the Company has few or no voting rights, but expects to receive the tax credits allocated to the partnership and operating losses from depreciation and interest expense. The Company is only an equity investor and views the LIHLP as a single investment. The general partner of the LIHLPs is most closely involved in the development and management of the LIHLP project. The general partner has a small ownership of the partnership, which requires a de minimus capital contribution. This equity investment is reduced based on fees paid at inception by the limited partner; therefore, the general partner does not qualify as having an equity investment at risk in the LIHLP project. However, the limited partner does not have the direct or indirect ability through voting rights or similar rights to make decisions about the general partner’s activities that have a significant effect on the success of the partnership.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following table presents information about the nature and activities of the VIEs and the effect on the Company’s financial statements as of December 31, 2011 and 2010 as follows:

	Limited partnership and other corporation interests	Liabilities	Maximum exposure to loss
December 31, 2011	$111,631	$-	$111,631
December 31, 2010	151,158	-	151,158

Securities pledged, special deposits and securities lending - The Company pledges investment securities it owns to unaffiliated parties to meet initial margin requirements for exchange-traded futures contracts. The fair value of margin deposits related to futures contracts was $4,765 and $5,979 at December 31, 2011 and 2010, respectively.

The Company had securities on deposit with government authorities as required by certain insurance laws with fair values in the amounts of $16,631 and $14,144 at December 31, 2011 and 2010, respectively.

The Company participates in a securities lending program whereby securities are loaned to third parties. Securities with a cost or amortized cost in the amounts of $7,266 and $45,000 and estimated fair values in the amounts of $6,823 and $50,807 were on loan under the program at December 31, 2011 and 2010, respectively. The Company received restricted cash collateral in the amounts of $7,099 and $51,749 at December 31, 2011 and 2010, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Unrealized losses on fixed maturity investments classified as available-for-sale - The following tables summarize unrealized investment losses, including the non-credit-related portion of other-than-temporary impairment losses reported in accumulated other comprehensive income (loss), by class of investment at December 31, 2011 and 2010:

	December 31, 2011
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$297,410	$913	$17,531	$199	$314,941	$1,112
Obligations of U.S. states and their subdivisions	1,557	5	-	-	1,557	5
Corporate debt securities	363,111	12,986	479,441	141,273	842,552	154,259
Asset-backed securities	218,850	10,365	841,415	114,852	1,060,265	125,217
Residential mortgage-backed securities	14,203	373	120,364	3,592	134,567	3,965
Commercial mortgage-backed securities	6,726	13	68,952	7,559	75,678	7,572
Collateralized debt obligations	-	-	16,392	2,072	16,392	2,072

Total fixed maturities	$901,857	$24,655	$1,544,095	$269,547	$2,445,952	$294,202

Total number of securities in an unrealized loss position		89		167		256

	December 31, 2010
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$892,025	$14,551	$22,471	$233	$914,496	$14,784
Obligations of U.S. states and their subdivisions	391,101	11,332	99,720	4,271	490,821	15,603
Corporate debt securities	477,059	15,486	819,627	129,000	1,296,686	144,486
Asset-backed securities	52,814	1,505	1,071,557	152,652	1,124,371	154,157
Residential mortgage-backed securities	26,142	509	146,532	11,610	172,674	12,119
Commercial mortgage-backed securities	53,462	2,086	79,429	18,529	132,891	20,615
Collateralized debt obligations	5,745	29	23,112	5,752	28,857	5,781

Total fixed maturities	$1,898,348	$45,498	$2,262,448	$322,047	$4,160,796	$367,545

Total number of securities in an unrealized loss position		161		227		388

Fixed maturity investments - Total unrealized losses and other-than-temporary impairment losses decreased by $73,343, or 20%, from December 31, 2010 to December 31, 2011. This decrease in unrealized losses was across most asset classes and reflects recovery in market liquidity and lower interest rates, although the economic uncertainty in certain asset classes still remains.

Unrealized losses on corporate debt securities increased by $9,773 from December 31, 2010 to December 31, 2011. The valuation of these securities has been influenced by market conditions with widening credit spreads in the finance sector resulting in generally lower valuations of these fixed income securities. The finance sector accounts for 91% of the corporate debt securities unrealized loss at December 31, 2011.

Unrealized losses on asset-backed securities decreased by $28,940 since December 31, 2010, generally due to lower interest rates, increased market liquidity and other-than-temporary impairments recognized during the year.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Corporate debt securities account for 52% of the unrealized losses and OTTI greater than twelve months. Of the $141,273 of unrealized losses and OTTI over twelve months on corporate debt securities, 64% are on securities which continue to be rated investment grade. Of the $51,356 of unrealized losses and OTTI greater than twelve months on non-investment grade corporate debt securities, $42,036 of the losses are on perpetual debt investments issued by banks in the United Kingdom, which have senior debt ratings of A- or higher. The Company determined that the majority of the unrealized losses on the perpetual securities were due to widening credit spreads and low LIBOR based coupon rates on the securities. Based on our analysis, the Company concluded that the ability of the issuers to service the investment has not been compromised by these factors. Additionally, although foreign banks have suffered from the weak credit and economic environment, they benefit from central bank support. Management does not have the intent to sell these assets prior to a full recovery; therefore, an OTTI was not recognized in earnings.

Asset-backed securities account for 43% of the unrealized losses and OTTI greater than twelve months. Of the $114,852 of unrealized losses and OTTI over twelve months on asset-backed securities, 85% of the losses are on securities which continue to be rated investment grade. Of the securities which are not rated investment grade, 89% of the losses are on securities guaranteed by monoline insurers. The present value of the cash flows expected to be collected is not less than amortized cost. Management does not have the intent to sell these assets prior to a full recovery; therefore, an OTTI was not recognized in earnings.

See Note 6 for additional discussion regarding fair value measurements.

Other-than-temporary impairment recognition - The Company recorded other-than-temporary impairments on fixed maturity investments for the years ended December 31, 2011, 2010 and 2009 as follows:

	Year ended December 31, 2011
	OTTI recognized in realized gains/(losses)		OTTI recognized in OCI (2)
Fixed maturities:	Credit related (1)	Non-credit related	Non-credit related	Total
Corporate debt securities	$501	$-	$-	$501
Asset-backed securities	6,264	-	10,005	16,269

Total fixed maturities	$6,765	$-	$10,005	$16,770

(1)	Of the $6,264 in asset-backed fixed maturities, all is bifurcated credit loss recognized on one held security.
(2)	Amounts are recognized in OCI in the period incurred.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

	Year ended December 31, 2010
	OTTI recognized in realized gains/(losses)		OTTI recognized in OCI (2)
Fixed maturities:	Credit related (1)	Non-credit related	Non-credit related	Total
U.S. government direct obligations and U.S. agencies	$750	$10,035	$-	$10,785
Corporate debt securities	-	1,529	-	1,529
Asset-backed securities	64,896	-	16,242	81,138
Residential mortgage-backed securities	1,390	-	505	1,895
Collateralized debt obligations	34	-	-	34

Total fixed maturities	$67,070	$11,564	$16,747	$95,381

(1) Of the credit-related other-than-temporary impairment on asset-backed securities, $53,327 and $8,558 were related to Ambac Financial Group, Inc. and Financial Guaranty Insurance Company, respectively, for the year ended December 31, 2010. Of the $67,070 in total fixed maturities, $66,286 is the bifurcated credit loss recognized on securities.

(2) Amounts are recognized in OCI in the period incurred.

	Year ended December 31, 2009
	OTTI recognized in realized gains/(losses)		OTTI recognized in OCI (2)
Fixed maturities:	Credit related (1)	Non-credit related	Non-credit related	Total
U.S. government direct obligations and U.S. agencies	$-	$684	$-	$684
Corporate debt securities	3,652	6,181	-	9,833
Asset-backed securities	88,134	502	13,422	102,058
Residential mortgage-backed securities	-	28	-	28
Collateralized debt obligations	154	-	-	154

Total fixed maturities	$91,940	$7,395	$13,422	$112,757

(1) Of the credit-related other-than-temporary impairment on asset-backed securities, all of it was related to Financial Guaranty Insurance Company for the year ended December 31, 2009. Of the $91,940 in total fixed maturities, $88,134 is the bifurcated credit loss recognized on securities.

(2) Amounts are recognized in OCI in the period incurred.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The other-than-temporary impairments of fixed maturity securities where the loss portion is bifurcated and the credit related component is recognized in realized investment gains (losses) is summarized as follows:

	Year ended December 31,
	2011	2010	2009
Bifurcated credit loss:
Beginning balance	$181,611	$115,325	$43,871
Additions:
Initial impairments - credit loss on securities not previously impaired	6,264	66,286	88,134
Reductions:
Due to sales, maturities, or payoffs during the period	(876)	-	-
Non-credit losses reclassified out of retained earnings into AOCI	-	-	(16,680)

Ending balance	$186,999	$181,611	$115,325

Net Investment Income

The following table summarizes net investment income for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31,
	2011	2010	2009
Investment income:
Fixed maturity and short-term investments	$821,582	$823,828	$795,323
Mortgage loans on real estate	117,796	96,711	85,116
Policy loans	218,663	234,944	244,140
Limited partnership interests	6,915	5,767	2,514
Net interest on funds withheld balances under reinsurance agreements, related party	18,376	17,130	18,448
Derivative instruments (1)	(11,613)	7,182	10,489
Other	3,113	5,079	6,614

	1,174,832	1,190,641	1,162,644
Investment expenses	(16,346)	(15,897)	(13,560)

Net investment income	$1,158,486	$1,174,744	$1,149,084

(1) Includes gains (losses) on the hedged asset for fair value hedges.

Realized Investment Gains (Losses)

The following table summarizes realized investment gains (losses) for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31,
	2011	2010	2009
Realized investment gains (losses):
Fixed maturity and short-term investments	$78,637	$(15,793)	$(58,208)
Derivative instruments	(47,264)	(17,076)	(3,905)
Other	(2,048)	9,820	745
Provision for mortgage impairments, net of recoveries	(4,830)	(1,446)	(6,172)

Realized investment gains (losses)	$24,495	$(24,495)	$(67,540)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Included in net investment income and realized investment gains (losses) are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of investments that are segmented for the benefit of the participating fund account. The amounts of net investment income allocated to the participating fund account were $4,095, $4,481 and $4,799 for the years ended December 31, 2011, 2010 and 2009, respectively. The amounts of realized investment gains (losses) allocated to the participating fund account were $279, $438 and $234 for the years ended December 31, 2011, 2010 and 2009, respectively.

5.	Derivative Financial Instruments

Derivative transactions, excluding cross-currency swaps, are entered into pursuant to master agreements and other contracts that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration or termination of the agreement.

The Company holds $11,985 and $7,790 of unrestricted cash collateral from derivative counterparties to satisfy collateral netting agreements at December 31, 2011 and 2010, respectively. For a complete discussion of the Company’s policy surrounding derivative collateral, refer to Note 1, Organization and Significant Accounting Policies.

Cash flow hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate. Cross-currency swaps are used to manage the foreign exchange rate risk associated with investments denominated in other than U.S. dollars. Interest rate futures are used to manage the interest rate risks of forecasted acquisitions of fixed rate maturity investments. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities. The Company’s derivatives treated as cash flow hedges are eligible for hedge accounting.

At December 31, 2011, the Company estimates that $7,996 of net derivative gains included in accumulated other comprehensive income (loss) will be reclassified into net income within the next twelve months.

Fair value hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a fixed rate to a floating rate to manage the risk of the change in the fair value of certain fixed rate maturity investments. Interest rate futures are used to manage the risk of the change in the fair value of certain fixed rate maturity investments. The Company’s derivatives treated as fair value hedges are eligible for hedge accounting.

Derivatives not designated as hedging instruments

The Company enters into transactions in which derivatives are not designated as hedging instruments. Accordingly, hedge accounting is not elected. These derivative instruments include: exchange-traded interest rate swap futures, exchange-traded equity index futures on certain indices, OTC interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures and interest rate futures.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, manage interest rate risks of forecasted acquisitions of fixed rate maturity investments and forecasted liability pricing, and hedge equity based fee income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments at December 31, 2011 and 2010:

	December 31, 2011
		Net derivatives	Asset derivatives	Liability derivatives
	Notional amount	Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$184,200	20,894	$20,894	$-
Cross-currency swaps	69,030	6,241	6,241	-

Total cash flow hedges	253,230	27,135	27,135	-

Fair value hedges:
Interest rate swaps	35,800	(1,011)	-	1,011

Total fair value hedges	35,800	(1,011)	-	1,011

Total derivatives designated as hedges	289,030	26,124	27,135	1,011

Derivatives not designated as hedges:
Interest rate swaps	392,235	(8,316)	4,687	13,003
Futures on equity indices	2,680	-	-	-
Interest rate futures	59,090	-	-	-
Interest rate swaptions	890,400	944	944	-

Total derivatives not designated as hedges	1,344,405	(7,372)	5,631	13,003

Total cash flow hedges, fair value hedges and derivatives not designated as hedges	$1,633,435	$18,752	$32,766	$14,014

(1) The estimated fair value of all derivatives in an asset position are reported within other assets and the estimated fair value of all derivatives in a liability position are reported within other liabilities in the consolidated balance sheets.

	December 31, 2010
		Net derivatives	Asset derivatives	Liability derivatives
	Notional amount	Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$90,700	$10,255	$10,386	$131
Cross-currency swaps	30,000	(252)	-	252
Interest rate futures	80,700	-	-	-

Total cash flow hedges	201,400	10,003	10,386	383

Fair value hedges:
Interest rate futures	128,900	-	-	-

Total fair value hedges	128,900	-	-	-

Total derivatives designated as hedges	330,300	10,003	10,386	383

Derivatives not designated as hedges:
Interest rate swaps	612,902	4,036	9,484	5,448
Futures on equity indices	680	-	-	-
Interest rate futures	52,360	-	-	-
Interest rate swaptions	1,083,000	4,956	4,956	-

Total derivatives not designated as hedges	1,748,942	8,992	14,440	5,448

Total cash flow hedges, fair value hedges and derivatives not designated as hedges	$2,079,242	$18,995	$24,826	$5,831

(1) The estimated fair value of all derivatives in an asset position are reported within other assets and the estimated fair value of all derivatives in a liability position are reported within other liabilities in the consolidated balance sheets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Notional amounts are used to express the extent of the Company’s involvement in derivative transactions and represent a standard measurement of the volume of its derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged. Notional amounts are not paid or received.

The Company had 143 and 117 swap transactions with an average notional amount of $16,361 and $19,745 during the years ended December 31, 2011 and 2010, respectively. The Company added one cross-currency swap during the year ended December 31, 2011. The Company had 1,678 and 979 futures transactions with an average number of contracts per transaction of 18 and 26 during the years ended December 31, 2011 and 2010, respectively. The Company had 44 swaption transactions with an average notional amount of $5,986 during the year ended December 31, 2011. During the year ended December 31, 2010, the Company had three swaptions expire.

The change in notional amount of derivatives during the year was primarily due to the following:

o	The net decrease of $486,837 in interest rate swaps, interest rate futures and interest rate swaptions was primarily the result of a decrease in interest rates.
o	The increase of $39,030 in cross-currency swaps was due to a new swap added to hedge a floating rate British pound asset.

The Company recognized total derivative gains (losses) in net investment income of ($15,428), $1,366 and $2,105 for the years ended December 31, 2011, 2010 and 2009, respectively. The Company realized net investment gains (losses) on closed derivative positions of ($38,794), ($17,076) and ($3,905) for the years ended December 31, 2011, 2010 and 2009, respectively. The preceding amounts are all shown net of any gains (losses) on the hedged assets in a fair value hedge that has been recorded in net investment income.

The following tables present the effect of derivative instruments in the consolidated statement of income for the years ended December 31, 2011, 2010 and 2009 reported by cash flow hedges, fair value hedges and economic hedges:

	Gain (loss) recognized in OCI on derivatives (Effective portion)			Gain (loss) reclassified from OCI into net income (Effective portion)				Gain (loss) recognized in net income on derivatives (Ineffective portion and amount excluded from effectiveness testing)

	Year ended December 31,			Year ended December 31,				Year ended December 31,
	2011	2010	2009	2011	2010	2009		2011	2010	2009
Cash flow hedges:
Interest rate swaps	$21,322	$13,896	$(52,350)	$2,820	$1,582	$553	(A)	$9	$-	$ 6	(A)
Cross-currency swaps	1,123	3,065	(5,334)	-	-	-		-	-	-
Interest rate futures	-	-	-	-	-	-		(92)	92	-	(A)
Interest rate futures	(1,431)	332	466	43	110	53	(A)	6	545	-	(B)

Total cash flow hedges	$21,014	$17,293	$(57,218)	$2,863	$1,691	$606		$(77)	$637	$6

(A)	Income statement location: Net investment income.
(B)	Income statement location: Realized investment gains (losses), net. Represents realized gains (losses) on closed positions.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

	Gain (loss) on derivatives recognized in net income				Gain (loss) on hedged assets recognized in net income

	Year ended December 31,				Year ended December 31,
	2011	2010	2009		2011	2010	2009
Fair value hedges:
Interest rate swaps	$(1,011)	$-	$-	(A)	$-	$-	$-
Interest rate futures	(285)	(1,027)	6,030	(A)	-	-	-
Interest rate futures	(8,311)	(1,088)	(1,124)	(B)	-	-	-
Items hedged in interest rate swaps	-	-	-		1,011	-	-	(A	)
Items hedged in interest rate futures	-	-	-		(2,002)	3,632	(4,691)	(A	)
Items hedged in interest rate futures	-	-	-		8,470	-	-	(B	)

Total fair value hedges (1)	$(9,607)	$(2,115)	$4,906		$7,479	$3,632	$(4,691)

(1)	Hedge ineffectiveness of ($2,128), $1,517 and $215 for the years ended December 31, 2011, 2010 and 2009 respectively, was recognized.
(A)	Income statement location: Net investment income.
(B)	Income statement location: Realized investment gains (losses), net. Represents realized gains (losses) on closed positions.

	Gain (loss) on derivatives recognized in net income

	Year ended December 31,
	2011		2010		2009
Derivatives not designated as hedging instruments:
Futures on equity indices	(32	) (A)	(9	) (A)	-
Futures on equity indices	373	(B)	(363	) (B)	-
Interest rate swaps	(12,351	) (A)	4,036	(A)	-
Interest rate swaps	(38,377	) (B)	(4,476	) (B)	-
Interest rate futures	260	(A)	(3,600	) (A)	3,714	(A)
Interest rate futures	(251	) (B)	(11,640	) (B)	(2,781	) (B)
Interest rate swaptions	(3,798	) (A)	(3,450	) (A)	(3,560	) (A)
Interest rate swaptions	(704	) (B)	(54	) (B)	-

Total derivatives not designated as hedging instruments	$(54,880)		$(19,556)		$(2,627)

(A)	Income statement location: Net investment income.
(B)	Income statement location: Realized investment gains (losses), net. Represents realized gains (losses) on closed positions.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

6.	Fair Value Measurements

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments at December 31, 2011 and 2010:

	December 31, 2011		December 31, 2010
Assets	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Fixed maturities and short-term investments	$17,070,073	$17,070,073	$17,051,738	$17,051,738
Mortgage loans on real estate	2,513,087	2,679,474	1,722,422	1,809,356
Policy loans	4,219,849	4,219,849	4,059,640	4,059,640
Other investments	22,990	47,915	24,650	48,496
Collateral under securities lending agreements	7,099	7,099	51,749	51,749
Collateral under derivative counter-party collateral agreements	11,985	11,985	7,790	7,790
Derivative instruments	32,766	32,766	24,826	24,826
Separate account assets	22,331,391	22,331,391	22,489,038	22,489,038

	December 31, 2011		December 31, 2010
Liabilities	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Annuity contract benefits without life contingencies	$8,727,286	$8,888,585	$7,976,954	$7,912,850
Policyholders’ funds	382,816	382,816	372,980	372,980
Repurchase agreements	-	-	936,762	936,762
Commercial paper	97,536	97,536	91,681	91,681
Payable under securities lending agreements	7,099	7,099	51,749	51,749
Payable under derivative counterparty collateral agreements	11,985	11,985	7,790	7,790
Derivative instruments	14,014	14,014	5,831	5,831
Notes payable	532,463	515,104	532,332	532,332

Fixed maturity investments

The fair values for fixed maturity investments are based upon quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not readily available, such as for private fixed maturity investments, fair values are estimated. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flows calculated at current market rates on investments of similar quality and term. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Short-term investments, securities lending agreements, repurchase agreements and commercial paper

The amortized cost of short-term investments, collateral and payable under securities lending agreements, repurchase agreements and commercial paper is a reasonable estimate of fair value due to their short-term nature.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Policy loans

The policy loans accrue interest at variable rates which approximate current market interest rates. Additionally, policy loans are fully collateralized by the cash surrender value of the underlying insurance policy. Given the absence of borrower credit risk and the short time period between interest rate resets, carrying value approximates fair value.

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is commensurate with the credit, interest rate, term, servicing costs and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Other investments

Other investments include the Company’s percentage ownership of foreclosed lease interests in aircraft. The estimated fair value is based on the present value of anticipated lease payments plus the residual value of the aircraft. Real estate held for investments is also included in other investments. The estimated fair value for real estate is based on appraised value.

Derivative counterparty collateral agreements

Included in other assets and other liabilities is cash collateral received from derivative counterparties and the obligation to return the cash collateral to the counterparties. The amortized cost of the collateral is a reasonable estimate of fair value.

Derivative instruments

Included in other assets and other liabilities are derivative financial instruments. The estimated fair values of OTC derivatives, primarily consisting of interest rate swaps and interest rate swaptions which are held for other than trading purposes, are the estimated amounts the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates, counterparty credit risk and other relevant factors.

Separate account assets

Separate account assets include investments in mutual fund, fixed maturity and short-term securities. Mutual funds are recorded at net asset value, which approximates fair value, on a daily basis. The fixed maturity and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the fixed maturity and short-term investments of the Company.

Annuity contract benefits without life contingencies

The estimated fair values of annuity contract benefits without life contingencies are estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for the Company’s credit risk.

Policyholders’ funds

The carrying amount of policyholders’ funds approximates the fair value since the Company can change the interest crediting rates with thirty days notice.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Notes payable

The estimated fair values of the notes payable to GWL&A Financial are based upon quoted market prices from independent pricing services of securities with characteristics similar to those of the notes payable.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Fair value hierarchy

The following tables present the Company’s financial assets and liabilities carried at fair value on a recurring basis by fair value hierarchy category as of December 31, 2011 and 2010:

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2011
Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$-	$2,315,671	$-	$2,315,671
Obligations of U.S. states and their subdivisions	-	2,071,170	-	2,071,170
Corporate debt securities	-	8,859,250	36,496	8,895,746
Asset-backed securities	-	1,672,423	279,021	1,951,444
Residential mortgage-backed securities	-	591,542	-	591,542
Commercial mortgage-backed securities	-	747,797	-	747,797
Collateralized debt obligations	-	16,391	22	16,413

Total fixed maturities available-for-sale	-	16,274,244	315,539	16,589,783

Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	-	36,352	-	36,352
Corporate debt securities	-	60,243	-	60,243
Asset-backed securities	-	43,905	-	43,905
Commercial mortgage-backed securities	-	7,026	-	7,026

Total fixed maturities held for trading	-	147,526	-	147,526

Short-term investments available-for-sale	45,869	286,895	-	332,764
Collateral under securities lending agreements	7,099	-	-	7,099
Collateral under derivative counterparty collateral agreements	11,985	-	-	11,985
Derivative instruments designated as hedges:
Interest rate swaps	-	20,894	-	20,894
Cross-currency swaps	-	6,241	-	6,241
Derivative instruments not designated as hedges:
Interest rate swaps	-	4,687	-	4,687
Interest rate swaptions	-	944	-	944

Total derivative instruments	-	32,766	-	32,766

Separate account assets (1)	10,646,426	11,568,489	2,118	22,217,033

Total assets	$10,711,379	$28,309,920	$317,657	$39,338,956

Liabilities
Collateral under securities lending agreements	$7,099	$-	$-	$7,099
Collateral under derivative counterparty collateral agreements	11,985	-	-	11,985
Derivative instruments designated as hedges:
Interest rate swaps	-	1,011	-	1,011
Derivative instruments not designated as hedges:
Interest rate swaps	-	13,003	-	13,003

Total derivative instruments	-	14,014	-	14,014

Separate account liabilities (1)	74	278,796	-	278,870

Total liabilities	$19,158	$292,810	$-	$311,968

(1)	Includes only separate account instruments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2010
Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$-	$2,371,150	$-	$2,371,150
Obligations of U.S. states and their subdivisions	-	1,942,263	-	1,942,263
Corporate debt securities	-	7,979,736	58,692	8,038,428
Asset-backed securities	-	1,711,438	290,488	2,001,926
Residential mortgage-backed securities	-	739,062	-	739,062
Commercial mortgage-backed securities	-	820,349	-	820,349
Collateralized debt obligations	-	29,865	14	29,879

Total fixed maturities available-for-sale	-	15,593,863	349,194	15,943,057

Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	-	41,834	-	41,834
Corporate debt securities	-	49,961	-	49,961
Asset-backed securities	-	44,060	-	44,060
Commercial mortgage-backedsecurities	-	8,319	-	8,319

Total fixed maturities held for trading	-	144,174	-	144,174

Short-term investments available-for-sale	140,922	823,585	-	964,507
Collateral under securities lending agreements	51,749	-	-	51,749
Collateral under derivative counterparty collateral agreements	7,790	-	-	7,790
Derivative instruments designated as hedges:
Interest rate swaps	-	10,386	-	10,386
Derivative instruments not designated as hedges:
Interest rate swaps	-	9,484	-	9,484
Interest rate swaptions	-	4,956	-	4,956

Total derivative instruments	-	24,826	-	24,826

Separate account assets (1)	11,222,384	10,838,983	4,278	22,065,645

Total assets	$11,422,845	$27,425,431	$353,472	$39,201,748

Liabilities
Derivative instruments designated as hedges:
Interest rate swaps	$-	$131	$-	$131
Cross-currency swaps	-	252	-	252
Derivative instruments not designated as hedges:
Interest rate swaps	-	5,448	-	5,448

Total derivative instruments	-	5,831	-	5,831

Separate account liabilities (1)	93	301,108	-	301,201

Total liabilities	$93	$306,939	$-	$307,032

(1) Includes only separate account instruments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following tables present additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 financial assets and liabilities Year ended December 31, 2011
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Collateralized debt obligations	Separate accounts	Total
Balance, January 1, 2011	$58,692	$290,488	$14	$4,278	$353,472
Realized and unrealized gains (losses) included in:
Net income	3,961	(192)	-	37	3,806
Other comprehensive income (loss)	779	20,031	8	260	21,078
Sales	(14,430)	-	-	(1,847)	(16,277)
Settlements	(17,460)	(31,306)	-	(158)	(48,924)
Transfers into Level 3 (1)	7,333	-	-	1,400	8,733
Transfers out of Level 3 (1)	(2,379)	-	-	(1,852)	(4,231)

Balance, December 31, 2011	$36,496	$279,021	$22	$2,118	$317,657

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2011	$-	$-	$-	$-	$-

(1) Transfers into Level 3 are due primarily to decreased observability of inputs in valuation methodologies. Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors.

	Recurring Level 3 financial assets and liabilities Year ended December 31, 2010
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Commercial mortgage-backed securities	Collateralized debt obligations	Other assets and liabilities (1)	Separate accounts	Total
Balance, January 1, 2010	$188,936	$392,365	$58,270	$1,729	$(3,317)	$9,960	$647,943
Realized and unrealized gains (losses) included in:
Net income	475	(49,393)	-	(34)	-	-	(48,952)
Other comprehensive income (loss)	5,630	70,026	-	161	-	622	76,439
Purchases, issuances and settlements	(30,084)	(98,807)	-	(1,842)	-	(1,700)	(132,433)
Transfers in (out) of Level 3 (2)	(106,265)	(23,703)	(58,270)	-	3,317	(4,604)	(189,525)

Balance, December 31, 2010	$58,692	$290,488	$-	$14	$-	$4,278	$353,472

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2010	$-	$-	$-	$-	$-	$-	$-

(1)	Includes derivative financial instruments.
(2)	Transfers in and out of Level 3 are from and to Level 2 and are due primarily to the ability or inability to corroborate market prices with multiple pricing vendors.

	Recurring Level 3 financial assets and liabilities Year ended December 31, 2009
	Fixed maturities available-for-sale
	U.S. government and U.S. agencies	Corporate debt securities	Asset-backed securities	Commercial mortgage-backed securities	Collateralized debt obligations	Other assets and liabilities (1)	Separate accounts	Total
Balance, January 1, 2009	$14,711	$203,975	$521,351	$55,321	$213	$3,224	$532	$799,327
Realized and unrealized gains (losses) included in:
Net income	-	(2,597)	(84,990)	-	-	-	-	(87,587)
Other comprehensive income (loss)	2,227	47,030	178,951	3,281	1,592	(6,541)	1,902	228,442
Purchases, issuances and settlements	(256)	(52,008)	(124,017)	(332)	(12,027)	-	7,526	(181,114)
Transfers in (out) of Level 3(2)	(16,682)	(7,464)	(98,930)	-	11,951	-	-	(111,125)

Balance, December 31, 2009	$-	$188,936	$392,365	$58,270	$1,729	$(3,317)	$9,960	$647,943

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2009	$-	$-	$-	$-	$-	$-	$-	$-

(1)	Includes derivative financial instruments.
(2)	Transfers in and out of Level 3 are from and to Level 2 and are due primarily to the ability or inability to corroborate market prices with multiple pricing vendors.

Non-recurring fair value measurements - The Company held $19,745 and $980 of adjusted cost basis limited partnership interests which were impaired at December 31, 2011 and 2010, respectively, based on the fair value disclosed in the limited partnership financial statements. These limited partnership interests were recorded at estimated fair value and represent a non-recurring fair value measurement. The estimated fair value was categorized as Level 3.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

7.	Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains a maximum liability in the amount of $3,500 of coverage per individual life. Further, the maximum annual growth due to automatic increases is $175 per annum, with an overall maximum of $1,000.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2011 and 2010, the reinsurance receivables had carrying values in the amounts of $616,336 and $594,997, respectively. Included in these amounts are $502,093 and $483,564 at December 31, 2011 and 2010, respectively, associated with reinsurance agreements with related parties. At December 31, 2011 and 2010, 81% and 73%, respectively, of the total reinsurance receivable was due from CLAC, a related party.

The Company assumes risk from approximately forty insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life. Maximum capacity to be accepted by the Company is dictated at the treaty level and is monitored annually to ensure the risk acquired on any one life is managed to its maximum retention of $3,500.

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2011:

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$50,461,815	$37,007,795	$87,469,610
Reinsurance ceded	(11,157,504)	-	(11,157,504)
Reinsurance assumed	77,352,956	-	77,352,956

Net	$116,657,267	$37,007,795	$153,665,062

Percentage of amount assumed to net	66.3%	0.0%	50.3%

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$395,419	$1,960	$397,379
Reinsurance ceded	(40,654)	(66)	(40,720)
Reinsurance assumed	166,557	-	166,557

Net	$521,322	$1,894	$523,216

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2010:

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$50,976,256	$34,985,650	$85,961,906
Reinsurance ceded	(9,878,257)	-	(9,878,257)
Reinsurance assumed	80,618,669	-	80,618,669

Net	$121,716,668	$34,985,650	$156,702,318

Percentage of amount assumed to net	66.2%	0.0%	51.4%

	Premium income

	Life insurance	Annuities	Total
Written and earned direct	$674,726	$5,665	$680,391
Reinsurance ceded	(41,362)	(112)	(41,474)
Reinsurance assumed	166,705	-	166,705

Net	$800,069	$5,553	$805,622

The following table summarizes total premium income for the year ended December 31, 2009:

	Premium income

	Life insurance	Annuities	Total
Written and earned direct	$431,585	$3,039	$434,624
Reinsurance ceded	(48,687)	(74)	(48,761)
Reinsurance assumed	174,389	-	174,389

Net	$557,287	$2,965	$560,252

8.	Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in DAC and VOBA for the years ended December 31, 2011, 2010 and 2009:

	DAC	VOBA	Total
Balance, January 1, 2009	$625,144	$55,711	$680,855
Capitalized additions	74,642	-	74,642
Amortization and writedowns	(61,113)	(1,161)	(62,274)
Unrealized investment (gains) losses	(242,085)	(5,881)	(247,966)

Balance, December 31, 2009	396,588	48,669	445,257
Capitalized additions	80,020	-	80,020
Amortization and writedowns	(48,903)	(1,837)	(50,740)
Unrealized investment (gains) losses	(167,162)	(427)	(167,589)

Balance, December 31, 2010	260,543	46,405	306,948
Capitalized additions	88,165	-	88,165
Amortization and writedowns	(37,998)	(3,636)	(41,634)
Unrealized investment (gains) losses	(9,313)	(717)	(10,030)

Balance, December 31, 2011	$301,397	$42,052	$343,449

The estimated future amortization of VOBA for the years ended December 31, 2012 through December 31, 2016 is approximately $4,000 per annum.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

9.	Goodwill and Other Intangible Assets

The balance of goodwill, all of which is within the Retirement Services segment, at December 31, 2011 and 2010 was $105,255.

The following tables summarize other intangible assets, all of which are within the Retirement Services segment, as of December 31, 2011 and 2010:

	December 31, 2011
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$36,314	$(15,234)	$21,080
Preferred provider agreements	7,970	(7,195)	775

Total	$44,284	$(22,429)	$21,855

	December 31, 2010
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$36,314	$(12,701)	$23,613
Preferred provider agreements	7,970	(5,941)	2,029

Total	$44,284	$(18,642)	$25,642

Amortization expense for other intangible assets included in general insurance expenses was $3,787. $3,990 and $4,192 for the years ended December 31, 2011, 2010 and 2009, respectively. Except for goodwill, the Company has no intangible assets with indefinite lives. The Company did not incur costs to renew or extend the term of acquired intangible assets during the year ended December 31, 2010.

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2012 through December 31, 2016 is approximately $3,000 per annum.

10.	Commercial Paper

The Company maintains a commercial paper program that is partially supported by a $50,000 corporate credit facility.

The following table provides information regarding the Company’s commercial paper program at December 31, 2011 and 2010:

	December 31,
	2011	2010
Commercial paper outstanding	$97,536	$91,681
Maturity range (days)	4 - 75	3 - 74
Interest rate range	0.2% - 0.4%	0.3% - 0.4%

11.	Stockholder’s Equity and Dividend Restrictions

At December 31, 2011 and 2010, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which were issued or outstanding at either date. In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,032,000 of which were issued and outstanding at both December 31, 2011 and 2010.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

GWLA’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners, for the years ended December 31, 2011, 2010 and 2009 are as follows:

	2011(1)	2010(2)	2009(3)

Net income	$146,902	$405,343	$282,033
Capital and surplus	1,069,452	1,159,657	1,360,896

(1)	As filed with the Colorado Division of Insurance

(2)

As filed with the Colorado Division of Insurance. The Company subsequently filed an amended filing with the Colorado Division of Insurance whereby net income and capital and surplus were $398,555 and $1,152,654, respectively.

(3)	As filed in an amended filing with the Colorado Division of Insurance

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. During the years ended December 31, 2011, 2010 and 2009, the Company paid dividends in the amounts of $206,353, $160,917 and $24,682, respectively, to its parent company, GWL&A Financial.

The maximum amount of dividends that can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. As filed with the Colorado Division of Insurance, the statutory capital and surplus and net gain from operations at and for the year ended December 31, 2011 were $1,069,452 and $176,892, respectively. Based on the as filed amounts, gGWLA may pay up to $176,892 of dividends during the year ended December 31, 2012 without the prior approval of the Colorado insurance commissioner. Prior to any payments of dividends, the Company seeks approval from the Colorado Insurance Commissioner.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

12.	Other Comprehensive Income

The following tables present the composition of other comprehensive income (loss) for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31, 2011
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains arising during the year on available-for-sale fixed maturity investments	$511,663	$(179,082)	$332,581
Net changes during the year related to cash flow hedges	21,014	(7,355)	13,659
Reclassification adjustment for gains realized in net income	(74,165)	25,958	(48,207)

Net unrealized gains	458,512	(160,479)	298,033
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(96,860)	33,901	(62,959)

Net unrealized gains	361,652	(126,578)	235,074
Employee benefit plan adjustment	(49,566)	17,348	(32,218)

Other comprehensive income	$312,086	$(109,230)	$202,856

	Year ended December 31, 2010
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains arising during the year on available-for-sale fixed maturity investments	$724,296	$(253,504)	$470,792
Net changes during the year related to cash flow hedges	17,293	(6,053)	11,240
Reclassification adjustment for losses realized in net income	23,198	(8,119)	15,079

Net unrealized gains	764,787	(267,676)	497,111
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(182,357)	63,825	(118,532)

Net unrealized gains	582,430	(203,851)	378,579
Employee benefit plan adjustment	(5,142)	1,800	(3,342)

Other comprehensive income	$577,288	$(202,051)	$375,237

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

	Year ended December 31, 2009
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains arising during the year on available-for-sale fixed maturity investments	$1,174,693	$(411,143)	$763,550
Net changes during the year related to cash flow hedges	(57,218)	20,027	(37,191)
Reclassification adjustment for losses realized in net income	71,473	(25,016)	46,457

Net unrealized gains	1,188,948	(416,132)	772,816
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(250,468)	87,664	(162,804)

Net unrealized gains	938,480	(328,468)	610,012
Employee benefit plan adjustment	43,797	(15,329)	28,468

Other comprehensive income	$982,277	$(343,797)	$638,480

13.	General Insurance Expenses

The following table summarizes the significant components of general insurance expenses for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31,
	2011	2010	2009
Compensation	$303,514	$294,923	$273,934
Commissions	156,461	143,680	114,461
Other	75,661	59,783	47,083

Total general insurance expenses	$535,636	$498,386	$435,478

14.	Employee Benefit Plans

Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement Plans

The Company has a noncontributory Defined Benefit Pension Plan covering substantially all of its employees that were hired before January 1, 1999. Pension benefits are based principally on an employee’s years of service and compensation levels near retirement. The Company’s policy for funding the defined benefit pension plans is to make annual contributions, which equal or exceed regulatory requirements.

The Company sponsors an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provides health benefits to retired employees who are not Medicare eligible. The medical plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management.

The Company also provides supplemental executive retirement plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans as of the years ended December 31, 2011 and 2010:

`	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2011	2010	2011	2010	2011	2010	2011	2010
Change in projected benefit obligation:
Benefit obligation, January 1	$349,435	$318,278	$10,162	$12,136	$54,855	$44,430	$414,452	$374,844
Service cost	3,935	3,739	622	728	916	672	5,473	5,139
Interest cost	20,286	19,578	585	713	3,136	2,905	24,007	23,196
Actuarial (gain) loss	39,211	18,644	693	(2,843)	3,520	5,973	43,424	21,774
Regular benefits paid	(11,733)	(10,804)	(337)	(572)	(2,719)	(2,646)	(14,789)	(14,022)
Plan amendments	-	-	-	-	1,650	3,521	1,650	3,521

Benefit obligation, December 31	$401,134	$349,435	$11,725	$10,162	$61,358	$54,855	$474,217	$414,452

Accumulated benefit obligation	$393,487	$342,967	$11,725	$10,162	$50,033	$41,837	$455,245	$394,966

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2011	2010	2011	2010	2011	2010	2011	2010
Change in plan assets:
Value of plan assets, January 1	$282,616	$251,078	$-	$-	$-	$-	$282,616	$251,078
Actual return on plan assets	12,353	36,642	-	-	-	-	12,353	36,642
Employer contributions	10,100	5,700	337	572	2,719	2,646	13,156	8,918
Benefits paid	(11,733)	(10,804)	(337)	(572)	(2,719)	(2,646)	(14,789)	(14,022)

Value of plan assets, December 31	$293,336	$282,616	$-	$-	$-	$-	$293,336	$282,616

	2011	2010	2011	2010	2011	2010	2011	2010
Under funded status at December 31	$(107,798)	$(66,819)	$(11,725)	$(10,162)	$(61,358)	$(54,855)	$(180,881)	$(131,836)

The following table presents amounts recognized in the consolidated balance sheets at December 31, 2011 and 2010 for the Company’s Defined Benefit Pension, Post-retirement Medical and Supplemental Executive Retirement plans:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2011	2010	2011	2010	2011	2010	2011	2010
Amounts recognized in consolidated balance sheets:
Accumulated other comprehensive income (loss)	$(120,487)	$(76,314)	$15,741	$18,695	$(15,520)	$(13,079)	$(120,266)	$(70,698)

The following table provides information regarding amounts in accumulated other comprehensive income (loss) that have not yet been recognized as components of net periodic benefit cost at December 31, 2011:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(120,321)	$(78,208)	$7,600	$4,940	$(9,587)	$(6,231)	$(122,308)	$(79,499)
Net prior service (cost) credit	(166)	(108)	8,141	5,292	(5,933)	(3,856)	2,042	1,328

	$(120,487)	$(78,316)	$15,741	$10,232	$(15,520)	$(10,087)	$(120,266)	$(78,171)

The following table provides information regarding amounts in accumulated other comprehensive income (loss) that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2012:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(9,370)	$(6,091)	$537	$349	$586	$381	$(8,247)	$(5,361)
Prior service cost (credit)	51	33	(1,650)	(1,072)	934	607	(665)	(432)

	$(9,319)	$(6,058)	$(1,113)	$(723)	$1,520	$988	$(8,912)	$(5,793)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The expected benefit payments for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans for the years indicated are as follows:

	Defined benefit pension plan	Post-retirement medical plan	Supplemental executive retirement plan
2012	$12,569	$650	$3,611
2013	13,281	693	3,759
2014	13,973	733	3,574
2015	14,951	757	4,992
2016	16,524	782	3,447
2017 through 2021	103,331	4,117	29,048

Net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, 2011, 2010 and 2009 includes the following components:

	Defined benefit pension plan
	2011	2010	2009
Components of net periodic cost:
Service cost	$3,935	$3,739	$4,087
Interest cost	20,286	19,578	19,135
Expected return on plan assets	(21,093)	(18,618)	(16,073)
Amortization of transition obligation	(1,388)	(1,514)	(1,514)
Amortization of unrecognized prior service cost	51	82	88
Amortization of loss from earlier periods	5,115	5,091	10,131

Net periodic cost	$6,906	$8,358	$15,854

	Post-retirement medical plan
	2011	2010	2009
Components of net periodic benefit:
Service cost	$622	$728	$680
Interest cost	585	713	709
Amortization of unrecognized prior service benefit	(1,650)	(1,650)	(1,650)
Amortization of gain from earlier periods	(611)	(461)	(440)

Net periodic benefit	$(1,054)	$(670)	$(701)

	Supplemental executive retirement plan
	2011	2010	2009
Components of net periodic (benefit) cost:
Service cost	$916	$673	$716
Interest cost	3,136	2,905	2,856
Amortization of unrecognized prior service cost	2,584	899	675
Amortization of net (gain) loss	145	-	-

Net periodic (benefit) cost	$6,781	$4,477	$4,247

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following tables present the weighted average interest rate assumptions used in determining benefit obligations of the Defined Benefit Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans at December 31, 2011 and 2010:

	Defined benefit pension plan
	2011	2010
Discount rate	5.23%	5.87%
Expected return on plan assets	7.50%	7.50%
Rate of compensation increase	3.14%	3.14%

	Post-retirement medical plan
	2011	2010
Discount rate	4.70%	5.87%
Initial health care cost trend	8.00%	7.50%
Ultimate health care cost trend	5.25%	5.25%
Year ultimate trend is reached	2018	2016

	Supplemental executive retirement plan
	2011	2010
Discount rate	4.87%	5.87%
Rate of compensation increase	5.00%	6.00%

The following tables present the weighted average interest rate assumptions used in determining the net periodic benefit/cost of the Defined Benefit Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans for the years ended December 31, 2011 and 2010:

	Defined benefit pension plan
	2011	2010
Discount rate	5.87%	6.37%
Expected return on plan assets	7.50%	8.00%
Rate of compensation increase	3.14%	4.94%

	Post-retirement medical plan
	2011	2010
Discount rate	5.87%	6.37%
Initial health care cost trend	7.50%	8.00%
Ultimate health care cost trend	5.25%	5.25%
Year ultimate trend is reached	2016	2016

	Supplemental executive retirement plan
	2011	2010
Discount rate	5.87%	6.37%
Rate of compensation increase	6.00%	6.00%

The discount rate has been set based upon the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following table presents what a one-percentage-point change in assumed healthcare cost trend rates would have on the following:

	One percentage point increase	One percentage point decrease
Increase (decrease) on total service and interest cost on components	$ 162	$(139)
Increase (decrease) on post-retirement benefit obligation	1,199	(1,048)

The following table presents how the Company’s Defined Benefit Pension Plan assets are invested at December 31, 2011 and 2010:

	December 31,
	2011	2010
Equity securities	52%	65%
Debt securities	44%	33%
Other	4%	2%

Total	100%	100%

The following tables present information about the Defined Benefit Retirement Plan’s assets measured at fair value on a recurring basis as of December 31, 2011 and 2010 and indicates the fair value hierarchy of the valuation techniques utilized to determine such fair value:

	Defined Benefit Plan Assets Measured at Fair Value on a Recurring Basis December 31, 2011
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Common collective trust funds:
Equity index funds	$ -	$ 49,211	$ -	$ 49,211
Midcap index funds	-	48,406	-	48,406
World equity index funds	-	5,336	-	5,336
U.S. equity market funds	-	48,972	-	48,972

Total common collective trust funds	-	151,925	-	151,925

Fixed maturity investments:
U.S. government direct obligations and agencies	-	10,676	-	10,676
Obligations of U.S. states and their municpalities	-	22,467	-	22,467
Corporate debt securities	-	86,836	-	86,836
Asset-backed securities	-	7,711	-	7,711
Commercial mortgage-backed securities	-	2,487	-	2,487

Total fixed maturity investments	-	130,177	-	130,177

Preferred stock	-	111	-	111
Limited partnership investments	-	-	7,116	7,116
Money market funds	4,007	-	-	4,007

Total defined benefit plan assets	$ 4,007	$ 282,213	$ 7,116	$ 293,336

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

	Defined Benefit Plan Assets Measured at Fair Value on a Recurring Basis December 31, 2010
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Common collective trust funds:
Equity index funds	$-	$54,784	$-	$54,784
Midcap index funds	-	57,007	-	57,007
World equity index funds	-	15,549	-	15,549
U.S. equity market funds	-	55,487	-	55,487

Total common collective trust funds	-	182,827	-	182,827

Fixed maturity investments:
U.S. government direct obligations and agencies	-	10,767	-	10,767
Obligations of U.S. states and their municpalities	-	9,716	-	9,716
Corporate debt securities	-	61,350	-	61,350
Asset-backed securities	-	8,091	-	8,091
Commercial mortgage-backed securities	-	2,174	-	2,174

Total fixed maturity investments	-	92,098	-	92,098

Preferred stock	-	45	-	45
Limited partnership investments	-	-	6,030	6,030
Money market funds	1,616	-	-	1,616

Total defined benefit plan assets	$1,616	$274,970	$6,030	$282,616

The following tables present additional information at December 31, 2011 and 2010 about assets of the Defined Benefit Retirement Plan measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Limited partnership interest
Balance, December 31, 2010	$6,030
Actual return on plan assets:
Purchases	(34)
Issuances	1,542
Settlements	(422)

Balance, December 31, 2011	$7,116

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Limited partnership interests
Balance, December 31, 2009	$4,495
Actual return on plan assets:
Purchases	395
Issuances	1,653
Settlements	(513)

Balance, December 31, 2010	$6,030

The investment objective of the Defined Benefit Pension Plan is to provide a risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

The Defined Benefit Pension Plan utilizes various investment securities. Generally, investment securities are exposed to various risks, such as interest rate risks, credit risk and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur and that such changes could materially affect the amounts reported.

The following table presents the ranges the Company targets for the allocation of invested Defined Benefit Pension Plan assets at December 31, 2012:

December 31, 2012
Equity securities	25% - 75%
Debt securities	25% - 75%
Other	0% - 15%

Management estimates the value of these investments will be recoverable. The Company does not expect any plan assets to be returned to it during the year ended December 31, 2012. The Company expects to make payments of approximately $650 with respect to its Post-Retirement Medical Plan and $3,611 with respect to its Supplemental Executive Retirement Plan during the year ended December 31, 2012. The Company will make a contribution at least equal to the minimum contribution of $22,000 to its Defined Benefit Pension Plan during the year ended December 31, 2012.

Other employee benefit plans

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $13,330 and $14,139 at December 31, 2011 and 2010, respectively. The participant deferrals earned interest at the average rates of 6.72% and 7.55% during the years ended December 31, 2011 and 2010, respectively. The interest rate is based on the Moody’s Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 6.37% to 7.91% for retired participants.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets are $11,258 and $10,848 at December 31, 2011 and 2010, respectively.

15.	Federal Income Taxes

The provision for income taxes from continuing operations is comprised of the following:

	Year ended December 31,
	2011	2010	2009
Current	$70,201	$34,090	$(21,088)
Deferred	30,002	38,425	62,521

Total income tax provision from continuing operations	$100,203	$72,515	$41,433

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate from continuing operations for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31,
	2011	2010	2009
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Investment income not subject to federal tax	(2.7%)	(2.2%)	(4.9%)
Tax credits	(2.1%)	(2.9%)	(4.9%)
State income taxes, net of federal benefit	0.7%	0.7%	(2.8%)
Provision for policyholders’ share of earnings on participating business	0.3%	0.3%	0.3%
Income tax contingency provisions	2.0%	(3.9%)	0.9%
Other, net	(1.4%)	(0.8%)	1.4%

Effective federal income tax rate from continuing operations	31.8%	26.2%	25.0%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

A reconciliation of unrecognized tax benefits for the years ended December 31, 2011, 2010 and 2009 is as follows:

	Year ended December 31,
	2011	2010	2009
Balance, beginning of year	$35,256	$81,390	$60,079
Additions to tax positions in the current year	6,557	6,939	24,843
Reductions to tax positions in the current year	(420)	-	(2,670)
Additions to tax positions in the prior year	4,785	142	-
Reductions to tax positions in the prior year	(9,858)	(47,922)	(862)
Reductions to tax positions from statutes expiring	(4,197)	(5,253)	-
Settlements	-	(40)	-

Balance, end of year	$32,123	$35,256	$81,390

Included in the unrecognized tax benefits of $32,123 at December 31, 2011 was $6,379 of tax benefits that, if recognized, would impact the annual effective tax rate. Also included in the balance at December 31, 2011 is $25,744 of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company anticipates additional increases in its unrecognized tax benefits of $2,000 to $3,000 in the next twelve months. The Company expects that this increase in its unrecognized tax benefit will impact the effective tax rate.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income tax expense. The Company recognized approximately $2,629, ($13,403) and $2,430 in interest and penalties related to the uncertain tax positions during the years ended December 31, 2011, 2010 and 2009, respectively. The Company had approximately $4,204 and $1,575 accrued for the payment of interest and penalties at December 31, 2011 and 2010, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2007 and prior. Tax years 2008, 2009 and 2010 are open to federal examination by the I.R.S. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2011 and 2010, are as follows:

	December 31,
	2011		2010
	Deferred tax asset	Deferred tax liability	Deferred tax asset	Deferred tax liability
Policyholder reserves	$-	$210,457	$-	$200,110
Deferred acquisition costs	-	8,112	26,976	-
Investment assets	-	336,482	-	169,852
Policyholder dividends	18,449	-	18,706	-
Net operating loss carryforward	200,486	-	193,828	-
Pension plan accrued benefit liability	72,387	-	59,178	-
Goodwill	-	25,169	-	24,126
Experience rated refunds	21,623	-	19,335	-
Tax Credits	74,389	-	41,493
Other	-	4,843	-	23,226

Total deferred taxes	$387,334	$585,063	$359,516	$417,314

Amounts presented for investment assets above include ($264,078) and ($145,517) related to the net unrealized losses (gains) on the Company’s investments, which are classified as available-for-sale at December 31, 2011 and 2010, respectively.

The Company, together with certain of its subsidiaries, and Lifeco U.S. have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.

The Company has federal net operating loss carry forwards generated by a subsidiary that is included in the Lifeco U.S. consolidated federal income tax return. As of December 31, 2011, the subsidiary had net operating loss carry forwards expiring as follows:

Year	Amount
2020	$179,380
2021	112,600
2022	136,701
2023	81,693

Total	$510,374

During 2011 and 2010, the Company generated $34,020 and $36,039 of Guaranteed Federal Low Income Housing tax credit carryforwards respectively. These credits will expire in 2031 and 2030.

Included in due from parent and affiliates at December 31, 2011 and 2010 is $115,300 and $199,884, respectively, of income taxes receivable from Lifeco U.S. related to the consolidated income tax return filed by the Company and certain subsidiaries. Included in the consolidated balance sheets at December 31, 2011 and 2010 is $9,019 and $10,311, respectively, of income taxes receivable in other assets primarily related to the separate state income tax returns filed by certain subsidiaries.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

16.	Segment Information

The Company has three reportable segments: Individual Markets, Retirement Services and Other.

Individual Markets

The Individual Markets reporting and operating segment distributes life insurance and individual annuity products to both individuals and businesses through various distribution channels. Life insurance products in-force include participating and non-participating term life, whole life, universal life and variable universal life.

Retirement Services

The Retirement Services reporting and operating segment provides retirement plan enrollment services, communication materials, various retirement plan investment options and educational services to employer-sponsored defined contribution/defined benefit plans and 401(k) and 403(b) plans, as well as comprehensive administrative and record-keeping services for financial institutions and employers.

Other

The Company’s Other reporting segment is substantially comprised of activity under the assumption reinsurance agreement between GWSC and CLAC (“the GWSC operating segment”), corporate items not directly allocated to the other operating segments and interest expense on long-term debt.

The accounting principles used to determine segment results are the same as those used in the consolidated financial statements. The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes. Inter-segment transactions and balances have been eliminated in consolidation. The Company’s operations are not materially dependent on one or a few customers, brokers or agents.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information for the year ended and as of December 31, 2011:

	Year ended December 31, 2011
	Individual Markets	Retirement Services	Other	Total
Revenue:
Premium income	$395,923	$1,960	$125,333	$523,216
Fee income	65,487	416,405	4,903	486,795
Net investment income	714,228	399,222	45,036	1,158,486
Net realized gains on investments	20,533	3,311	651	24,495

Total revenues	1,196,171	820,898	175,923	2,192,992

Benefits and expenses:
Policyholder benefits	937,885	222,642	103,435	1,263,962
Operating expenses	102,016	423,895	88,821	614,732

Total benefits and expenses	1,039,901	646,537	192,256	1,878,694

Income (loss) from continuing operations before income taxes	156,270	174,361	(16,333)	314,298
Income tax expense (benefit)	51,667	54,808	(6,272)	100,203

Income (loss) from continuing operations	$104,603	$119,553	$(10,061)	$214,095

	December 31, 2011
	Individual Markets	Retirement Services	Other	Total
Assets:
Investments	$13,702,356	$8,752,301	$1,540,575	$23,995,232
Other assets	1,124,844	718,487	126,468	1,969,799
Separate account assets	5,884,676	16,446,714	-	22,331,391

Assets of continuing operations	$20,711,876	$25,917,502	$1,667,043	48,296,422

Assets of discontinued operations				39,621

Total assets				$48,336,043

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information for the year ended and as of December 31, 2010:

	Year ended December 31, 2010
	Individual Markets	Retirement Services	Other	Total
Revenue:
Premium income	$676,395	$5,509	$123,718	$805,622
Fee income	56,232	387,103	4,619	447,954
Net investment income	730,439	399,456	44,849	1,174,744
Net realized losses on investments	(1,239)	(23,229)	(27)	(24,495)

Total revenues	1,461,827	768,839	173,159	2,403,825

Benefits and expenses:
Policyholder benefits	1,218,791	221,943	99,673	1,540,407
Operating expenses	132,962	391,491	62,095	586,548

Total benefits and expenses	1,351,753	613,434	161,768	2,126,955

Income from continuing operations before income taxes	110,074	155,405	11,391	276,870
Income tax expense	30,006	37,916	4,593	72,515

Income from continuing operations	$80,068	$117,489	$6,798	$204,355

	December 31, 2010
	Individual Markets	Retirement Services	Other	Total
Assets:
Investments	$13,159,008	$8,277,926	$1,631,662	$23,068,596
Other assets	1,167,474	695,401	144,762	2,007,637
Separate account assets	6,264,046	16,224,992	-	22,489,038

Assets from continuing operations	$20,590,528	$25,198,319	$1,776,424	47,565,271

Assets from discontinued operations				62,091

Total assets				$47,627,362

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following table summarizes segment financial information for the year ended December 31, 2009:

	Year ended December 31, 2009
	Individual Markets	Retirement Services	Other	Total
Revenue:
Premium income	$428,142	$2,949	$129,161	$560,252
Fee income	49,845	331,242	5,114	386,201
Net investment income	718,040	383,446	47,598	1,149,084
Net realized losses on investments	(38,382)	(23,239)	(5,919)	(67,540)

Total revenues	1,157,645	694,398	175,954	2,027,997

Benefits and expenses:
Policyholder benefits	982,465	231,648	112,691	1,326,804
Operating expenses	101,662	362,775	70,823	535,260

Total benefits and expenses	1,084,127	594,423	183,514	1,862,064

Income (loss) from continuing operations before income taxes	73,518	99,975	(7,560)	165,933
Income tax expense	17,104	24,417	(88)	41,433

Income (loss) from continuing operations	$56,414	$75,558	$(7,472)	$124,500

17.	Share-Based Compensation

Lifeco, of which the Company is an indirect wholly-owned subsidiary, has a stock option plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant. Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options. The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant and expiring ten years from the date of grant.

During the year ended December 31, 2011, Lifeco granted 550,700 stock options to employees of the Company. These stock options vest over five-year periods ending in September 2016. Compensation expense of $2,472 will be recognized in the Company’s financial statements over the vesting period of these stock options using the accelerated method of recognition.

The Lifeco plan contains a provision that permits a retiring option holder with unvested stock options on the date of retirement to continue to vest in them after retirement for a period of up to five years. Upon the retirement of an option holder with unvested options, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.

At December 31, 2011, the Company had $2,710, net of estimated forfeitures, of unrecognized share-based compensation costs, which will be recognized in its earnings through 2016. The weighted-average period over which these costs will be recognized in earnings is 1.8 years.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding at December 31, 2011. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange, therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted average
	Shares under option	Exercise price (Whole dollars)	Remaining contractual term (Years)	Aggregate intrinsic value (1)
Outstanding, January 1, 2011	3,542,642	$24.30
Granted	550,700	26.44
Exercised	(740,582)	18.42
Cancelled/Expired	(456,200)	33.29

Outstanding, December 31, 2011	2,896,560		5.7	$495

Vested and expected to vest, December 31, 2011	2,809,546	$28.05	5.2	$403

Exercisable, December 31, 2011	1,478,607	$28.01	3.8	$403

(¹) The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2011 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents other information regarding stock options under the Lifeco plan during the year ended December 31, 2011:

December 31, 2011
Weighted average fair value of options granted	$4.49
Intrinsic value of options exercised (1)	1,197
Fair value of options vested	1,541

(¹) The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

The fair value of the options granted during the year ended December 31, 2011 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

Dividend yield	4.59%
Expected volatility	25.22%
Risk free interest rate	2.62%
Expected duration (years)	5.5

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

18.	Commitments and Contingencies

Commitments

Future Contractual Obligations

The following table summarizes the Company’s estimated future contractual obligations as of December 31, 2011:

	Payment due by period

	Less than one year	One to three years	Three to five years	More than five years	Total
Related party long-term debt - principal (1)	-	-	-	528,400	528,400
Related party long-term debt - interest (2)	37,177	74,355	74,355	940,714	1,126,601
Investment purchase obligations (3)	97,694	-	-	-	97,694
Operating leases (4)	4,894	6,913	2,492	1,043	15,342
Other liabilities (5)	64,119	10,179	10,208	55,165	139,671

Total	$203,884	$91,447	$87,055	$1,525,322	$1,907,708

(1) Related party long-term debt principal - Represents contractual maturities of principal due to the Company’s parent, GWL&A Financial, under the terms of two long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s consolidated balance sheet because the amounts shown above do not consider the discount upon the issuance of one of the surplus notes.

(2) Related party long-term debt interest - One long-term surplus note bears interest at a fixed rate through maturity. The second surplus note bears interest initially at a fixed rate that will change in the future based upon the then current three-month London Interbank Offering Rate. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2011 and do not consider the impact of future interest rate changes.

(3) Investment purchase obligations - The Company commits to fund limited partnership interests, mortgage loan and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment.

(4) Operating leases - The Company is obligated to make payments under various non-cancelable operating leases, primarily for office space. Contractual provisions exist that could increase the lease obligations presented, including operating expense escalation clauses. Management does not consider the impact of any such clauses to be material to the Company’s operating lease obligations. The Company incurred rent expense, net of sublease income, of $5,645, $6,047 and $6,767 for the years ended December 31, 2011, 2010 and 2009, respectively.

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business. However, these agreements and contracts are not material and are excluded from the table above.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

(5) Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected benefit payments to the Company’s defined benefit pension and post-retirement medical plans through 2021.
•	Miscellaneous purchase obligations to acquire goods and services.
•	Unrecognized tax benefits

The Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility matures on May 26, 2013. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, as defined, of $1,000,000 plus 50% of its net income, if positive and as defined in the credit facility agreement (both compiled on the unconsolidated statutory accounting basis prescribed by the National Association of Insurance Commissioners), for each quarter ending after March 31, 2010. The Company was in compliance with all covenants at December 31, 2011 or 2010.

The Company makes commitments to fund partnership interests and mortgage loans on real estate and other investments in the normal course of its business. The amounts of these unfunded commitments at December 31, 2011 and 2010 were $97,694 and $95,688, respectively, all of which is due within one year from the dates indicated.

Contingencies

The Company is involved in various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolutions of these proceedings are not expected to have a material effect on the Company’s consolidated financial position, results of its operations or cash flows.

19.	Subsequent Event

On February 3, 2012, the Company’s Board of Directors declared a dividend of $51,600 to be paid to its sole shareholder, GWL&A Financial, during the first quarter of 2012.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Schedule III

Supplemental Insurance Information

(In Thousands)

	As of and for the year ended December 31, 2011
Operations:	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs	$118,698	$182,699	$-	$301,397
Future policy benefits, losses, claims and expenses	12,812,079	8,620,044	356,296	21,788,419
Unearned premium reserves	39,855	-	-	39,855
Other policy claims and benefits payable	742,457	445	26,184	769,086
Premium income	395,923	1,960	125,333	523,216
Net investment income	714,228	399,222	45,036	1,158,486
Benefits, claims, losses and settlement expenses	937,885	222,643	103,434	1,263,962
Amortization of deferred acquisition costs	11,354	26,644	-	37,998
Other operating expenses	90,662	397,251	88,821	576,734

	As of and for the year ended December 31, 2010
Operations:	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs	$110,247	$150,296	$-	$260,543
Future policy benefits, losses, claims and expenses	12,140,361	7,888,725	351,955	20,381,041
Unearned premium reserves	39,834	-	-	39,834
Other policy claims and benefits payable	714,099	387	24,924	739,410
Premium income	676,395	5,509	123,718	805,622
Net investment income	730,439	399,456	44,849	1,174,744
Benefits, claims, losses and settlement expenses	1,218,791	221,943	99,673	1,540,407
Amortization of deferred acquisition costs	22,743	26,160	-	48,903
Other operating expenses	110,219	365,331	62,095	537,645

	For the year ended December 31, 2009
Operations:	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Premium income	428,142	2,949	129,161	560,252
Net investment income	718,040	383,446	47,598	1,149,084
Benefits, claims, losses and settlement expenses	982,465	231,648	112,691	1,326,804
Amortization of deferred acquisition costs	16,221	44,892	-	61,113
Other operating expenses	85,441	317,883	70,823	474,147

Maxim Series Account of

Great-West Life & Annuity

Insurance Company

Financial Statements for the Years Ended

December 31, 2011 and 2010

and Report of Independent Registered Public

Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

Maxim Series Account

and the Board of Directors of

Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the investment divisions which comprise Maxim Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) as listed in Appendix A as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 4 for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the mutual fund companies; where replies were not received from the mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the investment divisions constituting the Maxim Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 13, 2012

MAXIM SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY

INSURANCE COMPANY

APPENDIX A

Dreyfus Stock Index Fund

Fidelity VIP Contrafund Portfolio

Janus Aspen Flexible Bond Portfolio

Maxim Aggressive Profile I Portfolio

Maxim Ariel Mid-Cap Value Portfolio

Maxim Ariel Small-Cap Value Portfolio

Maxim Bond Index Portfolio

Maxim Conservative Profile I Portfolio

Maxim Index 600 Portfolio

Maxim Invesco ADR Portfolio

Maxim Loomis Sayles Bond Portfolio

Maxim Moderate Profile I Portfolio

Maxim Moderately Aggressive Profile I Portfolio

Maxim Moderately Conservative Profile I Portfolio

Maxim Money Market Portfolio

Maxim Small-Cap Growth Portfolio

Maxim Stock Index Portfolio

Maxim T. Rowe Price Equity/Income Portfolio

Maxim T. Rowe Price Mid Cap Growth Portfolio

Maxim U.S. Government Mortgage Securities Portfolio

Neuberger Berman AMT Partners Portfolio

Templeton FTVIPT Foreign Securities Portfolio

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	DREYFUS STOCK INDEX FUND	FIDELITY VIP CONTRAFUND PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MID-CAP VALUE PORTFOLIO	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
ASSETS:
Investments at fair value (1)	$486,774	$79,960	$188,761	$32,301	$403,844	$118,583
Investment income due and accrued	2,575
Purchase payments receivable	125		25
Due from Great West Life & Annuity Insurance Company

Total assets	489,474	79,960	188,786	32,301	403,844	118,583

LIABILITIES:
Payable for investments purchased	125		25
Due to Great West Life & Annuity Insurance Company	20	8	8	3	41	12

Total liabilities	145	8	33	3	41	12

NET ASSETS	$489,329	$79,952	$188,753	$32,298	$403,803	$118,571

NET ASSETS REPRESENTED BY:
Accumulation units	$489,329	$79,952	$188,753	$32,298	$403,803	$118,571
Contracts in payout phase

NET ASSETS	$489,329	$79,952	$188,753	$32,298	$403,803	$118,571

ACCUMULATION UNITS OUTSTANDING	41,692	4,291	9,001	2,099	10,171	3,326
UNIT VALUE (ACCUMULATION)	$11.74	$18.63	$20.97	$15.39	$39.70	$35.65

(1) Cost of investments:	$471,298	$99,997	$185,020	$42,428	$84,257	$134,728
Shares of investments:	16,512	3,473	15,371	3,968	354,249	14,033

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	MAXIM BOND INDEX PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM INDEX 600 PORTFOLIO	MAXIM INVESCO ADR PORTFOLIO	MAXIM LOOMIS SAYLES BOND PORTFOLIO	MAXIM MODERATE PROFILE I PORTFOLIO
ASSETS:
Investments at fair value (1)	$28,277	$13,114	$205,621	$186,993	$103,890	$154,312
Investment income due and accrued
Purchase payments receivable
Due from Great West Life & Annuity Insurance Company

Total assets	28,277	13,114	205,621	186,993	103,890	154,312

LIABILITIES:
Payable for investments purchased
Due to Great West Life & Annuity Insurance Company	3	1	21	19	11	16

Total liabilities	3	1	21	19	11	16

NET ASSETS	$28,274	$13,113	$205,600	$186,974	$103,879	$154,296

NET ASSETS REPRESENTED BY:
Accumulation units	$28,274	$13,113	$205,600	$186,974	$103,879	$154,296
Contracts in payout phase

NET ASSETS	$28,274	$13,113	$205,600	$186,974	$103,879	$154,296

ACCUMULATION UNITS OUTSTANDING	1,897	795	6,134	10,351	2,857	9,022
UNIT VALUE (ACCUMULATION)	$14.90	$16.49	$33.52	$18.06	$36.36	$17.10

(1) Cost of investments:	$26,386	$15,934	$225,055	$312,736	$97,889	$191,450
Shares of investments:	2,045	1,650	23,553	17,809	8,600	18,659

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MONEY MARKET PORTFOLIO	MAXIM SMALL- CAP GROWTH PORTFOLIO	MAXIM STOCK INDEX PORTFOLIO	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
ASSETS:
Investments at fair value (1)	$34,878	$4,223	$1,911,357	$152,874	$5,241,496	$867,932
Investment income due and accrued
Purchase payments receivable
Due from Great West Life & Annuity Insurance Company			15,297		36,764

Total assets	34,878	4,223	1,926,654	152,874	5,278,260	867,932

LIABILITIES:
Payable for investments purchased
Due to Great West Life & Annuity Insurance Company	4		195	16	597	59

Total liabilities	4		195	16	597	59

NET ASSETS	$34,874	$4,223	$1,926,459	$152,858	$5,277,663	$867,873

NET ASSETS REPRESENTED BY:
Accumulation units	$34,874	$4,223	$1,865,799	$152,858	$5,184,142	$867,873
Contracts in payout phase			60,660		93,521

NET ASSETS	$34,874	$4,223	$1,926,459	$152,858	$5,277,663	$867,873

ACCUMULATION UNITS OUTSTANDING	2,058	260	116,397	5,984	83,571	42,108
UNIT VALUE (ACCUMULATION)	$16.95	$16.24	$16.03	$25.54	$62.03	$20.61

(1) Cost of investments:	$40,107	$4,747	$1,911,357	$158,329	$3,285,284	$1,023,838
Shares of investments:	4,290	530	1,911,357	8,255	286,891	60,993

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	MAXIM T. ROWE PRICE MID CAP GROWTH PORTFOLIO	MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO	NEUBERGER BERMAN AMT PARTNERS PORTFOLIO	TEMPLETON FTVIPT FOREIGN SECURITIES PORTFOLIO
ASSETS:
Investments at fair value (1)	$158,302	$2,281,411	$439,454	$256,190
Investment income due and accrued
Purchase payments receivable			50	50
Due from Great West Life & Annuity Insurance Company		102

Total assets	158,302	2,281,513	439,504	256,240

LIABILITIES:
Payable for investments purchased			50	50
Due to Great West Life & Annuity Insurance Company	16	262	18	10

Total liabilities	16	262	68	60

NET ASSETS	$158,286	$2,281,251	$439,436	$256,180

NET ASSETS REPRESENTED BY:
Accumulation units	$158,286	$2,181,314	$439,436	$256,180
Contracts in payout phase		99,937

NET ASSETS	$158,286	$2,281,251	$439,436	$256,180

ACCUMULATION UNITS OUTSTANDING	5,788	52,891	33,090	16,797
UNIT VALUE (ACCUMULATION)	$27.35	$41.24	$13.28	$15.25

(1) Cost of investments:	$170,679	$2,205,086	$580,794	$297,520
Shares of investments:	9,748	183,688	43,989	20,046

The accompanying notes are an integral part of these financial statements.	(Concluded)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	DREYFUS STOCK INDEX FUND	FIDELITY VIP CONTRAFUND PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MID-CAP VALUE PORTFOLIO	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
INVESTMENT INCOME:
Dividends	$11,045	$856	$13,607	$317	$1,912	$
EXPENSES:
Mortality and expense risk	3,042	1,042	899	426	5,594		1,619

NET INVESTMENT INCOME (LOSS)	8,003	(186)	12,708	(109)	(3,682)		(1,619)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	3,602	(930)	547	(380)	(25,175)		(2,304)
Realized gain distributions	4,349		3,677	2,058

Net realized gain (loss)	7,951	(930)	4,224	1,678	(25,175)		(2,304)

Change in net unrealized appreciation (depreciation) on investments	(10,827)	(1,931)	(6,084)	(3,486)	(8,087)		(13,240)

Net realized and unrealized loss on investments	(2,876)	(2,861)	(1,860)	(1,808)	(33,262)		(15,544)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,127	$(3,047)	$10,848	$(1,917)	$(36,944)		$(17,163)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	MAXIM BOND INDEX PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM INDEX 600 PORTFOLIO	MAXIM INVESCO ADR PORTFOLIO	MAXIM LOOMIS SAYLES BOND PORTFOLIO	MAXIM MODERATE PROFILE I PORTFOLIO
INVESTMENT INCOME:
Dividends	$782	$271	$2,320	$5,098	$5,928	$2,312
EXPENSES:
Mortality and expense risk	364	165	2,704	2,657	1,195	2,001

NET INVESTMENT INCOME (LOSS)	418	106	(384)	2,441	4,733	311

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	269	(35)	(1,082)	(4,183)	(673)	(1,236)
Realized gain distributions	81	544	7,595			12,158

Net realized gain (loss)	350	509	6,513	(4,183)	(673)	10,922

Change in net unrealized appreciation (depreciation) on investments	778	(634)	(8,277)	(33,801)	(944)	(15,026)

Net realized and unrealized gain (loss) on investments	1,128	(125)	(1,764)	(37,984)	(1,617)	(4,104)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,546	$(19)	$(2,148)	$(35,543)	$3,116	$(3,793)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MONEY MARKET PORTFOLIO		MAXIM SMALL- CAP GROWTH PORTFOLIO		MAXIM STOCK INDEX PORTFOLIO	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
INVESTMENT INCOME:
Dividends	$510	$73	$		$		$77,503	$17,397
EXPENSES:
Mortality and expense risk	542	53		23,551		1,979	77,307	7,771

NET INVESTMENT INCOME (LOSS)	(32)	20		(23,551)		(1,979)	196	9,626

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(4,654)	(4)		1		(156)	(427,229)	(15,760)
Realized gain distributions	2,912	247					10,231

Net realized gain (loss)	(1,742)	243		1		(156)	(416,998)	(15,760)

Change in net unrealized appreciation (depreciation) on investments	(432)	(322)				(767)	397,061	(1,833)

Net realized and unrealized gain (loss) on investments	(2,174)	(79)		1		(923)	(19,937)	(17,593)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,206)	$(59)		$(23,550)		$(2,902)	$(19,741)	$(7,967)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	MAXIM T. ROWE PRICE MID CAP GROWTH PORTFOLIO	MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO	NEUBERGER BERMAN AMT PARTNERS PORTFOLIO		TEMPLETON FTVIPT FOREIGN SECURITIES PORTFOLIO
INVESTMENT INCOME:
Dividends	$2,102	$78,540	$		$7,553

EXPENSES:
Mortality and expense risk	2,286	32,854		2,663	1,730

NET INVESTMENT INCOME (LOSS)	(184)	45,686		(2,663)	5,823

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(2,730)	16,001		(34,774)	7,084
Realized gain distributions	13,329	9,446

Net realized gain (loss)	10,599	25,447		(34,774)	7,084

Change in net unrealized appreciation (depreciation) on investments	(17,603)	27,466		(22,920)	(40,248)

Net realized and unrealized gain (loss) on investments	(7,004)	52,913		(57,694)	(33,164)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,188)	$98,599		$(60,357)	$(27,341)

The accompanying notes are an integral part of these financial statements.	(Concluded)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	DREYFUS STOCK INDEX FUND		FIDELITY VIP CONTRAFUND PORTFOLIO		JANUS ASPEN FLEXIBLE BOND PORTFOLIO
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$8,003	$7,781	$(186)	$(190)	$12,708	$9,387
Net realized gain (loss)	7,951	(5,287)	(930)	(14,350)	4,224	1,336
Change in net unrealized appreciation (depreciation) on investments	(10,827)	76,088	(1,931)	26,617	(6,084)	780

Increase (decrease) in net assets resulting from operations	5,127	78,582	(3,047)	12,077	10,848	11,503

CONTRACT TRANSACTIONS:
Purchase payments received	12,403	17,665			4,850	14,990
Transfers for contract benefits and terminations	(178,562)	(19,157)	(1,743)	(25,380)	(1)	(14,072)
Net transfers	4,953	(17,104)		(1,700)	(9,181)	9,813
Contract maintenance charges	(129)	(135)	(21)	(89)	(23)	(24)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(161,335)	(18,731)	(1,764)	(27,169)	(4,355)	10,707

Total increase (decrease) in net assets	(156,208)	59,851	(4,811)	(15,092)	6,493	22,210

NET ASSETS:
Beginning of period	645,537	585,686	84,763	99,855	182,260	160,050

End of period	$489,329	$645,537	$79,952	$84,763	$188,753	$182,260

CHANGES IN UNITS OUTSTANDING:
Units issued	2,871	1,933			273	1,277
Units redeemed	(16,934)	(3,980)	(89)	(1,593)	(504)	(755)

Net increase (decrease)	(14,063)	(2,047)	(89)	(1,593)	(231)	522

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	MAXIM AGGRESSIVE PROFILE I PORTFOLIO		MAXIM ARIEL MID-CAP VALUE PORTFOLIO		MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(109)	$(206)	$(3,682)	$(4,648)	$(1,619)	$(1,556)
Net realized gain (loss)	1,678	(872)	(25,175)	(62,728)	(2,304)	(11,633)
Change in net unrealized appreciation (depreciation) on investments	(3,486)	5,816	(8,087)	136,426	(13,240)	44,782

Increase (decrease) in net assets resulting from operations	(1,917)	4,738	(36,944)	69,050	(17,163)	31,593

CONTRACT TRANSACTIONS:
Purchase payments received
Transfers for contract benefits and terminations	(584)	(3,832)	(7,987)	(39,382)	(2,880)	(19,431)
Net transfers			(3,080)
Contract maintenance charges	(20)	(52)	(83)	(248)	(49)	(61)
Adjustments to net assets allocated to contracts in payout phase

Decrease in net assets resulting from contract transactions	(604)	(3,884)	(11,150)	(39,630)	(2,929)	(19,492)

Total increase (decrease) in net assets	(2,521)	854	(48,094)	29,420	(20,092)	12,101
NET ASSETS:
Beginning of period	34,819	33,965	451,897	422,477	138,663	126,562

End of period	$32,298	$34,819	$403,803	$451,897	$118,571	$138,663

CHANGES IN UNITS OUTSTANDING:
Units issued			114
Units redeemed	(37)	(242)	(411)	(1,086)	(80)	(565)

Net decrease	(37)	(242)	(297)	(1,086)	(80)	(565)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	MAXIM BOND INDEX PORTFOLIO		MAXIM CONSERVATIVE PROFILE I PORTFOLIO		MAXIM INDEX 600 PORTFOLIO
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$418	$825	$106	$107	$(384)	$(1,251)
Net realized gain (loss)	350	1,817	509	1,954	6,513	(2,257)
Change in net unrealized appreciation (depreciation) on investments	778	(251)	(634)	(1,140)	(8,277)	51,746

Increase (decrease) in net assets resulting from operations	1,546	2,391	(19)	921	(2,148)	48,238

CONTRACT TRANSACTIONS:
Purchase payments received		2,500			2,000
Transfers for contract benefits and terminations	(6,579)	(18,994)	(4)	(1,546)	(12,246)	(33,347)
Net transfers					(5,000)
Contract maintenance charges	(18)	(20)			(42)	(64)
Adjustments to net assets allocated to contracts in payout phase

Decrease in net assets resulting from contract transactions	(6,597)	(16,514)	(4)	(1,546)	(15,288)	(33,411)

Total increase (decrease) in net assets	(5,051)	(14,123)	(23)	(625)	(17,436)	14,827

NET ASSETS:
Beginning of period	33,325	47,448	13,136	13,761	223,036	208,209

End of period	$28,274	$33,325	$13,113	$13,136	$205,600	$223,036

CHANGES IN UNITS OUTSTANDING:
Units issued		174			57
Units redeemed	(470)	(1,352)		(99)	(518)	(1,047)

Net decrease	(470)	(1,178)	0	(99)	(461)	(1,047)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	MAXIM INVESCO ADR PORTFOLIO		MAXIM LOOMIS SAYLES BOND PORTFOLIO		MAXIM MODERATE PROFILE I PORTFOLIO
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,441	$786	$4,733	$6,621	$311	$(275)
Net realized gain (loss)	(4,183)	(16,810)	(673)	(8,378)	10,922	10,079
Change in net unrealized appreciation (depreciation)
on investments	(33,801)	25,627	(944)	17,795	(15,026)	8,325

Increase (decrease) in net assets resulting from operations	(35,543)	9,603	3,116	16,038	(3,793)	18,129

CONTRACT TRANSACTIONS:
Purchase payments received
Transfers for contract benefits and terminations	(4,108)	(32,029)	(5,079)	(97,229)	(5,526)	(56,207)
Net transfers			8,080
Contract maintenance charges	(46)	(114)	(26)	(41)	(37)	(37)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(4,154)	(32,143)	2,975	(97,270)	(5,563)	(56,244)

Total increase (decrease) in net assets	(39,697)	(22,540)	6,091	(81,232)	(9,356)	(38,115)

NET ASSETS:
Beginning of period	226,671	249,211	97,788	179,020	163,652	201,767

End of period	$186,974	$226,671	$103,879	$97,788	$154,296	$163,652

CHANGES IN UNITS OUTSTANDING:
Units issued			363	652
Units redeemed	(204)	(1,546)	(280)	(3,534)	(309)	(3,342)

Net increase (decrease)	(204)	(1,546)	83	(2,882)	(309)	(3,342)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO		MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO		MAXIM MONEY MARKET PORTFOLIO
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(32)	$(30)	$20	$(57)	$(23,551)	$(25,414)
Net realized gain (loss)	(1,742)	2,949	243	(3,834)	1
Change in net unrealized depreciation on investments	(432)	1,995	(322)	5,012

Increase (decrease) in net assets resulting from operations	(2,206)	4,914	(59)	1,121	(23,550)	(25,414)

CONTRACT TRANSACTIONS:
Purchase payments received				1,250	2,400	3,775
Transfers for contract benefits and terminations	(8,816)	(1,104)	(1)	(65,463)	(227,127)	(206,984)
Net transfers					160,654	135,857
Contract maintenance charges	(92)	(156)	(2)	(30)	(1,286)	(1,652)
Adjustments to net assets allocated to contracts in payout phase					1,584	1,680

Decrease in net assets resulting from contract transactions	(8,908)	(1,260)	(3)	(64,243)	(63,775)	(67,324)

Total increase (decrease) in net assets	(11,114)	3,654	(62)	(63,122)	(87,325)	(92,738)

NET ASSETS:
Beginning of period	45,988	42,334	4,285	67,407	2,013,784	2,106,522

End of period	$34,874	$45,988	$4,223	$4,285	$1,926,459	$2,013,784

CHANGES IN UNITS OUTSTANDING:
Units issued	82			78	10,392	10,931
Units redeemed	(646)	(75)		(4,271)	(16,119)	(14,172)

Net decrease	(564)	(75)	0	(4,193)	(5,727)	(3,241)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	MAXIM SMALL-CAP GROWTH PORTFOLIO		MAXIM STOCK INDEX PORTFOLIO		MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(1,979)	$(1,736)	$196	$2,906	$9,626	$9,418
Net realized loss	(156)	(3,670)	(416,998)	(547,252)	(15,760)	(46,733)
Change in net unrealized appreciation (depreciation) on investments	(767)	34,454	397,061	1,266,811	(1,833)	175,259

Increase (decrease) in net assets resulting from operations	(2,902)	29,048	(19,741)	722,465	(7,967)	137,944

CONTRACT TRANSACTIONS:
Purchase payments received	1,500		6,150	6,150	10,200	8,840
Transfers for contract benefits and terminations	(1,148)	(13,226)	(498,905)	(631,478)	(139,576)	(112,483)
Net transfers			(116,038)		(42,163)	(98,094)
Contract maintenance charges	(73)	(155)	(5,639)	(6,427)	(240)	(323)
Adjustments to net assets allocated to contracts in payout phase			13,902	11,494

Increase (decrease) in net assets resulting from contract transactions	279	(13,381)	(600,530)	(620,261)	(171,779)	(202,060)

Total increase (decrease) in net assets	(2,623)	15,667	(620,271)	102,204	(179,746)	(64,116)

NET ASSETS:
Beginning of period	155,481	139,814	5,897,934	5,795,730	1,047,619	1,111,735

End of period	$152,858	$155,481	$5,277,663	$5,897,934	$867,873	$1,047,619

CHANGES IN UNITS OUTSTANDING:
Units issued	54		208	194	799	1,394
Units redeemed	(46)	(589)	(10,010)	(13,015)	(10,699)	(9,187)

Net increase (decrease)	8	(589)	(9,802)	(12,821)	(9,900)	(7,793)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	MAXIM T. ROWE PRICE MID CAP GROWTH PORTFOLIO		MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO		NEUBERGER BERMAN AMT PARTNERS PORTFOLIO
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(184)	$(2,966)	$45,686	$60,072	$(2,663)	$945
Net realized gain (loss)	10,599	9,978	25,447	47,791	(34,774)	(25,048)
Change in net unrealized appreciation (depreciation) on investments	(17,603)	47,106	27,466	4,222	(22,920)	96,094

Increase (decrease) in net assets resulting from operations	(7,188)	54,118	98,599	112,085	(60,357)	71,991

CONTRACT TRANSACTIONS:
Purchase payments received					9,651	19,790
Transfers for contract benefits and terminations	(25,819)	(93,696)	(378,375)	(271,086)	(84,810)	(20,414)
Net transfers					5,593	(16,309)
Contract maintenance charges	(90)	(139)	(2,347)	(2,758)	(130)	(126)
Adjustments to net assets allocated to contracts in payout phase			11,133	12,396

Decrease in net assets resulting from contract transactions	(25,909)	(93,835)	(369,589)	(261,448)	(69,696)	(17,059)

Total increase (decrease) in net assets	(33,097)	(39,717)	(270,990)	(149,363)	(130,053)	54,932
NET ASSETS:
Beginning of period	191,383	231,100	2,552,241	2,701,604	569,489	514,557

End of period	$158,286	$191,383	$2,281,251	$2,552,241	$439,436	$569,489

CHANGES IN UNITS OUTSTANDING:
Units issued			422	327	2,077	1,784
Units redeemed	(1,007)	(3,541)	(9,154)	(7,371)	(6,811)	(3,292)

Net decrease	(1,007)	(3,541)	(8,732)	(7,044)	(4,734)	(1,508)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	TEMPLETON FTVIPT FOREIGN SECURITIES PORTFOLIO
	2011	2010
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$5,823	$5,652
Net realized loss	7,084	(3,558)
Change in net unrealized appreciation on investments	(40,248)	25,526

Increase (decrease) in net assets resulting from operations	(27,341)	27,620

CONTRACT TRANSACTIONS:
Purchase payments received	4,200	4,340
Transfers for contract benefits and terminations	(112,253)	(26,072)
Net transfers	(3,817)	(14,163)
Contract maintenance charges	(112)	(106)
Adjustments to net assets allocated to contracts in payout phase

Decrease in net assets resulting from contract transactions	(111,982)	(36,001)

Total decrease in net assets	(139,323)	(8,381)

NET ASSETS:
Beginning of period	395,503	403,884

End of period	$256,180	$395,503

CHANGES IN UNITS OUTSTANDING:
Units issued	412	401
Units redeemed	(6,723)	(2,810)

Net decrease	(6,311)	(2,409)

The accompanying notes are an integral part of these financial statements.	(Concluded)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

1      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Maxim Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. The Series Account is a funding vehicle for both group and individual variable annuity contracts (Contracts). The Series Account consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Valuations based on unadjusted quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs. These may include quoted prices for similar assets in active markets.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2011, the only investments of each of the Investment Divisions of the Series Account were in underlying registered investment companies that are actively traded, therefore 100% of the investments are valued using Level 1 inputs. The Series Account recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no transfers between Levels 1 and 2 during the year.

Risk Factors

Investing in the Series Account may involve certain risks including, but not limited to, those described below.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Investment Divisions. These events may have adverse effects on the Investment Divisions such as a decline in the value and liquidity of many securities held by the Investment Divisions, and a decrease in net asset value.

The Investment Divisions investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the Investment Divisions to be subject to larger short-term declines in value.

The Investment Divisions may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Investment Divisions to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

The Series Account may have Investment Divisions that primarily invest in bonds. Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Investment Divisions may be invested in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

The Investment Divisions may invest in securities of governmental agencies. Investments in securities of governmental agencies may only be guaranteed by the respective agency’s limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Contracts in the Payout Phase

Net assets of each Investment Division allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Any adjustments to these amounts are reflected in Adjustments to net assets allocated to contracts in payout phase on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Application of Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” (ASU No. 2010-06). ASU No. 2010-06 provides for disclosure of significant transfers in and out of the fair value hierarchy Levels 1 and 2, and the reasons for these transfers. In addition, ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy roll forward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Series Account adopted the disclosure provisions of ASU 2010-06 for its fiscal year beginning January 1, 2010 and adopted the Level 3 purchase, sales, issuances and settlement provisions for its fiscal year beginning January 1, 2011. The adoption of ASC No. 2010-06 did not have an impact on the Series Account’s financial position or the results of its operations.

In May 2011, the FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs” (ASU No. 2011-04). ASU No. 2011-04 does not extend the use of the existing concept or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Series Account will adopt ASU No. 2011-04 for its fiscal year beginning January 1, 2012. At this time, the Series Account is evaluating the impact, if any, of ASU No. 2011-04 on financial statements and related disclosures.

2      PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

Investment Division	Purchases	Sales
Dreyfus Stock Index Fund	$49,350	$198,340
Fidelity VIP Contrafund Portfolio	856	2,807
Janus Aspen Flexible Bond Portfolio	22,884	10,853
Maxim Aggressive Profile I Portfolio	2,379	1,035
Maxim Ariel Mid-Cap Value Portfolio	6,912	21,750
Maxim Ariel Small-Cap Value Portfolio	-	4,551
Maxim Bond Index Portfolio	863	6,961
Maxim Conservative Profile I Portfolio	815	169
Maxim Index 600 Portfolio	11,915	19,994
Maxim Invesco ADR Portfolio	5,098	6,815
Maxim Loomis Sayles Bond Portfolio	19,008	11,299
Maxim Moderate Profile I Portfolio	14,469	7,564
Maxim Moderately Aggressive Profile I Portfolio	4,746	10,775
Maxim Moderately Conservative Profile I Portfolio	320	56
Maxim Money Market Portfolio	171,529	260,445
Maxim Small-Cap Growth Portfolio	1,500	3,200
Maxim Stock Index Portfolio	93,795	697,872
Maxim T. Rowe Price Equity/Income Portfolio	31,121	193,282
Maxim T. Rowe Price Mid Cap Growth Portfolio	15,431	28,199
Maxim U.S. Government Mortgage Securities Portfolio	87,986	413,606
Neuberger Berman AMT Partners Portfolio	31,582	103,946
Templeton FTVIPT Foreign Securities Portfolio	14,403	120,568

3.      EXPENSES AND RELATED PARTY TRANSACTIONS

Below is a description of the types of charges assessed by the Series Account. The chart that follows the descriptions indicates the fees for each Contract.

Contract Maintenance Charges (or Certificate Maintenance Charges, as applicable)

On the last valuation date of each contract year before the retirement date, the Company deducts from each participant account a maintenance charge as compensation for the administrative services provided to contract owners. If the account is established after the beginning of the year, the charge is deducted on the first day of the next calendar quarter and prorated for the portion of the year remaining and is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Total or Partial Surrenders

Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed and accrued daily, from the unit value of each Investment Division of the Series Account investments to compensate the Company for its assumption of certain mortality, death benefit, and expense risks. The level of the charge is guaranteed and will not change. These charges are recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Divisions.

Deductions for Premium Taxes

The Company may deduct from each participant’s account an amount to pay any premium tax levied by any governmental entity as a result of the existence of the policy owners’ accounts or of the Series Account. This charge is netted with Purchase payments received on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Fee Table

	Maxim I	Maxim II	Maxim III
			MVP	AICPA
Contract/Certificate Maintenance Charge*	$30	$35	$27	$30	**

Transfers	$0	$0	$0	$24	***

Mortality & Expense Risks	1.25%	1.40%	1.25%	.5%

*	Fee is charged annually.
**	Fee is waived if account balance is greater than $25,000 on the contract anniversary date.
***	Fee is assessed per transfer if there are more than 24 transfers per calendar year.

Related Party Transactions

The portfolios of Maxim Series Fund, Inc., which are underlying certain Investment Divisions, are registered investment companies affiliated with the Company. GW Capital Management, LLC, (doing business as Maxim Capital Management, LLC (“MCM”)) a wholly owned subsidiary of the Company, serves as investment adviser to Maxim Series Fund, Inc. Fees are assessed against the average daily net assets of the portfolios of Maxim Series Fund, Inc. to compensate MCM for investment advisory services.

4.      FINANCIAL HIGHLIGHTS

The financial highlights for the Series Account are presented by contract by Investment Division. For each Investment Division available to Maxim Series II Account contract and Maxim Series III Account contract, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Maxim Series II Account contract and Maxim Series III Account contract are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented.

The Expense Ratios represent the annualized contract expenses of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period and is not annualized for periods less than one year. As the total returns for Maxim Series II Account contract and Maxim Series III Account contract are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year ended December 31
	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
Maxim Series II Account:		(a)		(b)						(a)		(b)
INVESTMENT DIVISIONS

MAXIM MONEY MARKET PORTFOLIO
2011	43	$20.97	to	$21.02	$906	0.00%	1.40%	to	1.40%	(1.36) %	to	(1.41) %
2010	41	$21.26	to	$21.32	$870	0.00%	1.40%	to	1.40%	(1.39) %	to	(1.39) %
2009	44	$21.56	to	$21.62	$940	0.01%	1.40%	to	1.40%	(1.37) %	to	(1.37) %
2008	51	$21.86	to	$21.92	$1,108	1.23%	1.40%	to	1.40%	0.51%	to	0.50%
2007	54	$21.75	to	$21.81	$1,173	4.62%	1.25%	to	1.40%	3.42%	to	3.27%
MAXIM STOCK INDEX PORTFOLIO
2011	64	$71.70	to	$72.77	$4,745	1.39%	1.40%	to	1.40%	(0.19) %	to	(0.19) %
2010	72	$71.84	to	$72.91	$5,289	1.44%	1.40%	to	1.40%	13.87%	to	13.87%
2009	80	$63.09	to	$64.03	$5,140	1.75%	1.40%	to	1.40%	24.99%	to	25.00%
2008	83	$50.47	to	$51.23	$4,331	1.65%	1.40%	to	1.40%	(38.15) %	to	(38.14) %
2007	96	$81.60	to	$82.82	$8,024	1.28%	1.40%	to	1.40%	3.67%	to	3.68%
MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
2011	47	$43.34	to	$43.77	$2,156	3.32%	1.40%	to	1.40%	4.26%	to	4.24%
2010	56	$41.57	to	$41.99	$2,424	3.62%	1.40%	to	1.40%	4.08%	to	4.09%
2009	61	$39.94	to	$40.34	$2,546	4.07%	1.40%	to	1.40%	4.53%	to	4.53%
2008	67	$38.21	to	$38.59	$2,661	4.42%	1.40%	to	1.40%	5.00%	to	4.98%
2007	80	$36.39	to	$36.76	$3,019	4.45%	1.40%	to	1.40%	5.02%	to	5.03%

(a) The amounts in these columns are associated with the highest Expense Ratio.
(b) The amounts in these columns are associated with the lowest Expense Ratio.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31
	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
Maxim Series III Account:		(a)		(b)						(a)		(b)
INVESTMENT DIVISIONS
DREYFUS STOCK INDEX FUND
2011	42	$11.74	to	$11.74	$489	1.81%	0.50%	to	0.50%	1.38%	to	1.38%
2010	56	$11.58	to	$11.58	$646	1.83%	0.50%	to	0.50%	14.31%	to	14.31%
2009	58	$10.13	to	$10.13	$586	2.09%	0.50%	to	0.50%	25.68%	to	25.68%
2008	61	$8.06	to	$8.06	$495	2.14%	0.50%	to	0.50%	(37.47) %	to	(37.47) %
2007	60	$12.89	to	$12.89	$772	1.73%	0.50%	to	0.50%	4.71%	to	4.71%
FIDELITY VIP CONTRAFUND PORTFOLIO
2011	4	$18.63	to	$18.63	$80	1.03%	1.25%	to	1.25%	(3.72) %	to	(3.72) %
2010	4	$19.35	to	$19.35	$85	1.05%	1.25%	to	1.25%	15.73%	to	15.73%
2009	6	$16.72	to	$16.72	$100	1.26%	1.25%	to	1.25%	34.08%	to	34.08%
2008	7	$12.47	to	$12.47	$92	0.91%	1.25%	to	1.25%	(43.24) %	to	(43.24) %
2007	8	$21.97	to	$21.97	$202	0.92%	1.25%	to	1.25%	16.12%	to	16.12%
JANUS ASPEN FLEXIBLE BOND PORTFOLIO
2011	9	$20.97	to	$20.97	$189	7.54%	0.50%	to	0.50%	6.23%	to	6.23%
2010	9	$19.74	to	$19.74	$182	6.18%	0.50%	to	0.50%	7.40%	to	7.40%
2009	9	$18.38	to	$18.38	$160	4.65%	0.50%	to	0.50%	12.69%	to	12.69%
2008	8	$16.31	to	$16.31	$123	4.23%	0.50%	to	0.50%	5.50%	to	5.50%
2007	9	$15.46	to	$15.46	$139	4.78%	0.50%	to	0.50%	6.47%	to	6.47%
MAXIM AGGRESSIVE PROFILE I PORTFOLIO
2011	2	$15.39	to	$15.39	$32	0.93%	1.25%	to	1.25%	(5.58) %	to	(5.58) %
2010	2	$16.30	to	$16.30	$35	0.66%	1.25%	to	1.25%	14.15%	to	14.15%
2009	2	$14.28	to	$14.28	$34	0.69%	1.25%	to	1.25%	31.37%	to	31.37%
2008	3	$10.87	to	$10.87	$37	0.67%	1.25%	to	1.25%	(40.83) %	to	(40.83) %
2007	4	$18.37	to	$18.37	$78	1.20%	1.25%	to	1.25%	5.82%	to	5.82%
MAXIM ARIEL MID-CAP VALUE PORTFOLIO
2011	10	$39.70	to	$39.70	$404	0.43%	1.25%	to	1.25%	(8.04) %	to	(8.04) %
2010	10	$43.17	to	$43.17	$452	0.11%	1.25%	to	1.25%	18.08%	to	18.08%
2009	12	$36.56	to	$36.56	$422	0.22%	1.25%	to	1.25%	60.92%	to	60.92%
2008	13	$22.72	to	$22.72	$290	2.32%	1.25%	to	1.25%	(41.12) %	to	(41.12) %
2007	16	$38.59	to	$38.59	$625	0.47%	1.25%	to	1.25%	(2.45) %	to	(2.45) %
MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
2011	3	$35.64	to	$35.64	$119	0.00%	1.25%	to	1.25%	(12.45) %	to	(12.45) %
2010	3	$40.71	to	$40.71	$139	0.00%	1.25%	to	1.25%	27.70%	to	27.70%
2009	4	$31.88	to	$31.88	$127	0.11%	1.25%	to	1.25%	64.16%	to	64.16%
2008	4	$19.42	to	$19.42	$86	1.26%	1.25%	to	1.25%	(46.60) %	to	(46.60) %
2007	6	$36.37	to	$36.37	$217	0.54%	1.25%	to	1.25%	(3.71) %	to	(3.71) %
MAXIM BOND INDEX PORTFOLIO
2011	2	$14.90	to	$14.90	$28	2.68%	1.25%	to	1.25%	5.82%	to	5.82%
2010	2	$14.08	to	$14.08	$33	3.25%	1.25%	to	1.25%	5.23%	to	5.23%
2009	4	$13.38	to	$13.38	$47	4.05%	1.25%	to	1.25%	4.86%	to	4.86%
2008	4	$12.76	to	$12.76	$49	3.67%	1.25%	to	1.25%	5.02%	to	5.02%
2007	10	$12.15	to	$12.15	$123	4.83%	1.25%	to	1.25%	5.47%	to	5.47%

(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31						For the year or period ended December 31
	Units (000s)		Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
Maxim Series III Account:			(a)		(b)						(a)		(b)
INVESTMENT DIVISIONS
MAXIM CONSERVATIVE PROFILE I PORTFOLIO
2011	1		$16.50	to	$16.50	$13	2.05%	1.25%	to	1.25%	(0.18) %	to	(0.18) %
2010	1		$16.53	to	$16.53	$13	2.09%	1.25%	to	1.25%	7.41%	to	7.41%
2009	1		$15.39	to	$15.39	$14	2.97%	1.25%	to	1.25%	18.93%	to	18.93%
2008	1		$12.94	to	$12.94	$12	4.36%	1.25%	to	1.25%	(14.92) %	to	(14.92) %
2007	1		$15.21	to	$15.21	$9	2.84%	1.25%	to	1.25%	4.25%	to	4.25%
MAXIM INDEX 600 PORTFOLIO
2011	6		$33.52	to	$33.52	$206	1.07%	1.25%	to	1.25%	(0.89) %	to	(0.89) %
2010	7		$33.82	to	$33.82	$223	0.67%	1.25%	to	1.25%	24.11%	to	24.11%
2009	8		$27.25	to	$27.25	$208	0.74%	1.25%	to	1.25%	23.41%	to	23.41%
2008	10		$22.08	to	$22.08	$227	0.87%	1.25%	to	1.25%	(32.19) %	to	(32.19) %
2007	11		$32.56	to	$32.56	$367	0.60%	1.25%	to	1.25%	(2.08) %	to	(2.08) %
MAXIM INVESCO ADR PORTFOLIO
2011	10		$18.06	to	$18.06	$187	2.40%	1.25%	to	1.25%	(15.88) %	to	(15.88) %
2010	11		$21.47	to	$21.47	$227	1.58%	1.25%	to	1.25%	4.27%	to	4.27%
2009	12		$20.59	to	$20.59	$249	2.14%	1.25%	to	1.25%	29.01%	to	29.01%
2008	14		$15.96	to	$15.96	$217	2.18%	1.25%	to	1.25%	(40.95) %	to	(40.95) %
2007	18		$27.03	to	$27.03	$485	1.89%	1.25%	to	1.25%	6.08%	to	6.08%
MAXIM LOOMIS SAYLES BOND PORTFOLIO
2011	3		$36.36	to	$36.36	$104	6.18%	1.25%	to	1.25%	3.15%	to	3.15%
2010	3		$35.25	to	$35.25	$98	5.69%	1.25%	to	1.25%	11.37%	to	11.37%
2009	6		$31.65	to	$31.65	$179	5.78%	1.25%	to	1.25%	36.72%	to	36.72%
2008	6		$23.15	to	$23.15	$150	7.81%	1.25%	to	1.25%	(22.73) %	to	(22.73) %
2007	7		$29.96	to	$29.96	$207	6.12%	1.25%	to	1.25%	6.77%	to	6.77%
MAXIM MODERATE PROFILE I PORTFOLIO
2011	9		$17.10	to	$17.10	$154	1.44%	1.25%	to	1.25%	(2.51) %	to	(2.51) %
2010	9		$17.54	to	$17.54	$164	1.11%	1.25%	to	1.25%	10.18%	to	10.18%
2009	13		$15.92	to	$15.92	$202	1.67%	1.25%	to	1.25%	22.84%	to	22.84%
2008	13		$12.96	to	$12.96	$165	2.24%	1.25%	to	1.25%	(24.21) %	to	(24.21) %
2007	19		$17.10	to	$17.10	$330	2.15%	1.25%	to	1.25%	5.75%	to	5.75%
MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
2011	2		$16.95	to	$16.95	$35	1.17%	1.25%	to	1.25%	(3.36) %	to	(3.36) %
2010	3		$17.54	to	$17.54	$46	1.18%	1.25%	to	1.25%	11.72%	to	11.72%
2009	3		$15.70	to	$15.70	$42	1.45%	1.25%	to	1.25%	27.02%	to	27.02%
2008	4		$12.36	to	$12.36	$47	1.89%	1.25%	to	1.25%	(31.10) %	to	(31.10) %
2007	6		$17.94	to	$17.94	$108	2.16%	1.25%	to	1.25%	5.90%	to	5.90%
MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
2011	0	*	$16.23	to	$16.23	$4	1.70%	1.25%	to	1.25%	(1.40) %	to	(1.40) %
2010	0	*	$16.46	to	$16.46	$4	1.10%	1.25%	to	1.25%	8.72%	to	8.72%
2009	4		$15.14	to	$15.14	$67	1.99%	1.25%	to	1.25%	20.64%	to	20.64%
2008	4		$12.55	to	$12.55	$56	3.03%	1.25%	to	1.25%	(19.14) %	to	(19.14) %
2007	6		$15.52	to	$15.52	$86	3.67%	1.25%	to	1.25%	5.15%	to	5.15%

(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31
	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
Maxim Series III Account:		(a)		(b)						(a)		(b)
INVESTMENT DIVISIONS

MAXIM MONEY MARKET PORTFOLIO
2011	73	$13.21	to	$12.77	$1,021	0.00%	0.50%	to	1.25%	(1.20) %	to	(0.55) %
2010	81	$13.37	to	$12.84	$1,136	0.00%	0.50%	to	1.25%	(1.26) %	to	(0.47) %
2009	82	$13.54	to	$12.90	$1,159	0.01%	0.50%	to	1.25%	(1.24) %	to	(0.54) %
2008	88	$13.71	to	$12.97	$1,257	1.89%	0.50%	to	1.25%	0.59%	to	1.41%
2007	91	$13.63	to	$12.79	$1,216	4.63%	0.50%	to	1.25%	3.41%	to	4.24%
MAXIM SMALL-CAP GROWTH PORTFOLIO
2011	6	$25.54	to	$25.54	$153	0.00%	1.25%	to	1.25%	(1.84) %	to	(1.84) %
2010	6	$26.02	to	$26.02	$155	0.00%	1.25%	to	1.25%	22.16%	to	22.16%
2009	7	$21.30	to	$21.30	$140	0.00%	1.25%	to	1.25%	30.51%	to	30.51%
2008	7	$16.32	to	$16.32	$118	0.00%	1.25%	to	1.25%	(42.00) %	to	(42.00) %
2007	11	$28.14	to	$28.14	$312	0.00%	1.25%	to	1.25%	10.83%	to	10.83%
MAXIM STOCK INDEX PORTFOLIO
2011	19	$27.75	to	$27.75	$533	1.38%	1.25%	to	1.25%	(0.07) %	to	(0.07) %
2010	21	$27.77	to	$27.77	$594	1.37%	1.25%	to	1.25%	14.05%	to	14.05%
2009	26	$24.35	to	$24.35	$642	1.75%	1.25%	to	1.25%	25.19%	to	25.19%
2008	29	$19.45	to	$19.45	$572	1.65%	1.25%	to	1.25%	(38.06) %	to	(38.06) %
2007	34	$31.40	to	$31.40	$1,081	1.18%	1.25%	to	1.25%	3.84%	to	3.84%
MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
2011	42	$30.84	to	$16.30	$868	1.80%	0.50%	to	1.25%	(2.13) %	to	(1.39) %
2010	52	$31.51	to	$16.53	$1,048	1.74%	0.50%	to	1.25%	13.67%	to	14.47%
2009	60	$27.72	to	$14.44	$1,112	2.04%	0.50%	to	1.25%	23.64%	to	24.59%
2008	61	$22.42	to	$11.59	$934	2.69%	0.50%	to	1.25%	(36.99) %	to	(36.49) %
2007	65	$35.58	to	$18.25	$1,644	1.74%	0.50%	to	1.25%	1.95%	to	2.70%
MAXIM T. ROWE PRICE MID CAP GROWTH PORTFOLIO
2011	6	$27.34	to	$27.34	$158	1.15%	1.25%	to	1.25%	(2.95) %	to	(2.95) %
2010	7	$28.17	to	$28.17	$191	0.00%	1.25%	to	1.25%	25.98%	to	25.98%
2009	10	$22.36	to	$22.36	$231	0.00%	1.25%	to	1.25%	43.06%	to	43.06%
2008	11	$15.63	to	$15.63	$167	0.00%	1.25%	to	1.25%	(41.11) %	to	(41.11) %
2007	11	$26.54	to	$26.54	$323	0.05%	1.25%	to	1.25%	15.44%	to	15.44%
MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
2011	6	$21.88	to	$21.88	$125	3.35%	1.25%	to	1.25%	4.39%	to	4.39%
2010	6	$20.96	to	$20.96	$128	3.65%	1.25%	to	1.25%	4.28%	to	4.28%
2009	8	$20.10	to	$20.10	$155	4.09%	1.25%	to	1.25%	4.69%	to	4.69%
2008	8	$19.20	to	$19.20	$152	5.31%	1.25%	to	1.25%	5.15%	to	5.15%
2007	5	$18.26	to	$18.26	$88	4.12%	1.25%	to	1.25%	5.18%	to	5.18%
NEUBERGER BERMAN AMT PARTNERS PORTFOLIO
2011	33	$13.28	to	$13.28	$439	0.00%	0.50%	to	0.50%	(11.82) %	to	(11.82) %
2010	38	$15.06	to	$15.06	$569	0.69%	0.50%	to	0.50%	15.14%	to	15.14%
2009	39	$13.08	to	$13.08	$515	2.76%	0.50%	to	0.50%	55.34%	to	55.34%
2008	36	$8.42	to	$8.42	$302	0.52%	0.50%	to	0.50%	(52.64) %	to	(52.64) %
2007	36	$17.78	to	$17.78	$643	0.65%	0.50%	to	0.50%	8.75%	to	8.75%

(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31
	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
Maxim Series III Account:		(a)		(b)						(a)		(b)
INVESTMENT DIVISIONS

TEMPLETON FTVIPT FOREIGN SECURITIES PORTFOLIO
2011	17	$15.25	to	$15.25	$256	2.18%	0.50%	to	0.50%	(10.92) %	to	(10.92) %
2010	23	$17.12	to	$17.12	$396	2.05%	1.25%	to	1.25%	8.15%	to	8.15%
2009	26	$15.83	to	$15.83	$404	3.74%	0.50%	to	0.50%	36.70%	to	36.70%
2008	27	$11.58	to	$11.58	$315	2.67%	0.50%	to	0.50%	(40.55) %	to	(40.55) %
2007	28	$19.48	to	$19.48	$541	2.10%	0.50%	to	0.50%	15.20%	to	15.20%

*	The Investment Division has units that round to less than 1,000 units.

(a) The amounts in these columns are associated with the highest Expense Ratio.
(b) The amounts in these columns are associated with the lowest Expense Ratio.	(Concluded)

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

The consolidated balance sheets of Great-West Life & Annuity Insurance Company (“Great-West”) and subsidiaries as of December 31, 2011 and 2010, and the related consolidated statements of income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2011, and the statements of assets and liabilities of each of the investment divisions of Maxim Series Account of Great-West as of December 31, 2011, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, are filed herewith in the Statement of Additional Information.

(b)	Exhibits
(1)

Copy of resolution of Board of Directors of Depositor establishing Registrant is incorporated by reference to Registrant’s Post Effective Amendment No. 8 on Form N-4 (File No. 33-82610) filed on April 27, 2001.

(2)	Not Applicable.

(3)

Underwriting Agreement between Great-West and GWFS Equities, Inc. (formerly, BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Pre- Effective Amendment No. 1 (File No. 333-44839) filed on August 14, 1998.

(4)

Form of variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 (File No. 2-73879) on its Form S-6 filed on March 10, 1982. Form of variable annuity contract currently being offered by Registrant is incorporated by reference to Registrant’s Post Effective Amendment No. 8 on Form N-4 (File No. 33-82610) filed on April 27, 2001.

(5)

Form of application used with variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 (File No. 2-73879) on Form S-6 filed on March 10, 1982. Form of application used with variable annuity contract currently is incorporated by reference to Registrant’s Post Effective Amendment No. 8 on Form N-4 (File No. 333-44839) filed on April 27, 2001.

(6)

Articles of Incorporation and Bylaws of Depositor are incorporated by reference to Pre-Effective Amendment No. 2 to the Depositor’s Registration Statement on Form S-1 (File No. 333-01173) filed on October 29, 1996; Amended Bylaws of Depositor are incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed by FutureFunds Series Account on Form N-4 on April 24, 2006 (File No. 2-89550).

(7)	Not Applicable.

(8)(a)

Participation Agreement, dated April 1, 1982, with Maxim Series Fund, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 15 on Form N-4 (File No. 33-82610) filed on April 26, 2006.

(8)(b)

Amended and Restated Participation Agreement, dated October 26, 2006, with Variable Insurance Products Funds and Fidelity Distributors Corporation is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed by COLI VUL-2 Series Account on Form N-6 (File No. 333-70963) on April 30, 2007.

(8)(c)

Rule 22c-2 Shareholder Information Agreement, dated April 16, 2007, with Maxim Series Fund, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form N-4 (File No. 33-82610) filed on April 23, 2007.

(8)(d)

SEC Rule 22c-2 Amendment, dated March 27, 2007 with Fidelity Distributors Corporation is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form N-4 (File No. 33-82610) filed on April 23, 2007.

(8)(e)

Amendment to Participation Agreement, dated June 28, 2007, with Fidelity Distributors Corporation is incorporated by reference to Registrant’s Post-Effective Amendment No. 18 on Form N-4 (File No. 33-82610) filed on April 16, 2008.

(9)

Copy of opinion of counsel for contracts no longer being offered by Registrant are incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-4 (File No. 2-73879) filed on April 30, 1987. Copy of opinion of counsel for contracts currently being offered by Registrant is incorporated by reference to Registrant’s Post Effective Amendment No. 8 (File No. 333-44839) filed on April 27, 2001.

(10)(a)	Written Consent of Jorden Burt LLP is filed herewith.

(10)(b)	Written Consent of Deloitte & Touche LLP is filed herewith.

(11)	Not Applicable.

(12)	Not Applicable.

(13)

Powers of Attorney for Messrs. Balog, Bernbach, A. Desmarais, P. Desmarais, Jr., Louvel, Nickerson, Plessis-Bélair and Walsh are incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form N-4 (File No. 33-82610) filed on April 23, 2007. Powers of Attorney for Messrs. Orr and P. Ryan are incorporated by reference to Registrant’s Post-Effective Amendment No. 18 on Form N-4 (File No. 33-82610) filed on April 16, 2008. Powers of Attorney for Messrs. McFeetors, T. Ryan, Royer and Rousseau are incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on Form N-4 (File No. 33-82610) filed on April 30, 2010.

Item 25.	Directors and Officers of the Depositor

Name	Principal Business Address	Positions and Offices with Depositor

R. L. McFeetors	(1)	Chairman of the Board

J. Balog	2205 North Southwinds Boulevard, Apt. 307 Vero Beach, Florida 32963	Director

J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director

A. Desmarais	(4)	Director

P. Desmarais, Jr.	(4)	Director

M.T.G. Graye	(2)	Director, President, Chief Executive Officer and Principal Financial Officer

A. Louvel	PO Box 1073 38 Beach Lane Wainscott, NY 11975	Director

J. E. A. Nickerson	H.B. Nickerson & Sons Limited P.O. Box 130 255 Commercial Street North Sydney, Nova Scotia, Canada B2A 3M2	Director

R.J. Orr	(4)	Director

M. Plessis-Bélair	(4)	Director

H.P. Rousseau	(4)	Director

R. Royer	(4)	Director

P.K. Ryan	(4)	Director

T.T. Ryan	SIFMA 120 Broadway, 35th Floor New York, NY 10271-0080	Director

B. E. Walsh	Saquenay Capital, LLC Two Manhattanville Rd. #403 Purchase, NY 10577	Director

S.M. Corbett	(2)	Executive Vice President and Chief Investment Officer

R.K. Shaw	(2)	Executive Vice President, Individual Markets

C.P. Nelson	(2)	President, Great-West Retirement Services

C.H. Cumming	(2)	Senior Vice President, Defined Contributions Markets

M.R. Edwards	(2)	Senior Vice President, FASCore Operations

E.P. Friesen	(2)	Senior Vice President, Investments

R.J. Laeyendecker	(2)	Senior Vice President, Executive Benefits Markets

S.A. Miller	(3)	Senior Vice President and Chief Information Officer

G.E. Seller	18111 Von Karman Avenue, #560 Irvine, CA 92612	Senior Vice President, Government Markets

R.G. Schultz	(3)	Senior Vice President, General Counsel and Secretary

C.S. Tocher	(2)	Senior Vice President, Investments

J. Van Harmelen	(2)	Senior Vice President and Controller

D.C. Aspinwall	(3)	Chief Litigation Officer & Legal Counsel, Financial Services

B.A. Byrne	(3)	Chief Compliance Officer & Legal Counsel, Financial Services

(1)	100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5
(2)	8515 East Orchard Road, Greenwood Village, Colorado 80111
(3)	8525 East Orchard Road, Greenwood Village, Colorado 80111
(4)	Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3

Item 26.	Persons controlled by or under common control with the Depositor or Registrant as of 12/31/11

The Registrant is a separate account of Great-West Life & Annuity Insurance Company (the “Depositor”), a stock life insurance company organized under the laws of the State of Colorado. The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set out below.

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais

99.999% - Pansolo Holding Inc.

 100% - 3876357 Canada Inc.

 100% - 3439496 Canada Inc.

 100% - Capucines Investments Corporation

  32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)

   94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)

   53.62% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by Mr. Paul G. Desmarais is as follows. There are issued and outstanding as of December 31, 2011 411,042,894 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 899,590,614.

Pansolo Holding Inc. owns directly 15,216,033 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 18,892,953 or 2.1 % of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., 3439496 Canada Inc. and Capucines Investments Corporation which respectively own 40,686,080 SVS, 3,236,279 SVS, 3,125,000 SVS of PCC, representing respectively 4.52%, 0.36%, 0.35 % of the aggregate voting rights of PCC.

Gelco Entreprises Ltd owns directly 48,235,700 PPS, representing 53.62% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence, the total voting rights of PCC under the direct and indirect control of Mr. Paul G. Desmarais is approximately 60.95%; note that this is not the equity percentage.

Mr. Paul G. Desmarais also owns personally 1,561,750 SVS of PCC.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.	Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

    66.06% - Power Financial Corporation

      68.24% - Great-West Lifeco Inc.

        100.0% - Great-West Financial (Canada) Inc.

          100.0% - Great-West Financial (Nova Scotia) Co.

            100.0% - Great-West Lifeco U.S. Inc.

              100.0% - GWL&A Financial Inc.

60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

  60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

  60.0% - Great-West Life & Annuity Insurance Capital, LLC

  60.0% - Great-West Life & Annuity Insurance Capital, LLC II

100.0% - Great-West Life & Annuity Insurance Company

100.0% - First Great-West Life & Annuity Insurance Company

100.0% - Advised Assets Group, LLC

100.0% - GWFS Equities, Inc.

100.0% - Great-West Life & Annuity Insurance Company of South Carolina

100.0% - Emjay Corporation

100.0% - FASCore, LLC

  50.0% - Westkin Properties Ltd.

  59.92% - Maxim Series Fund, Inc.

100.0% - GW Capital Management, LLC

100.0% - Orchard Trust Company, LLC

100.0% - Lottery Receivables Company One LLC

100.0% - LR Company II, L.L.C.

100.0% - Singer Collateral Trust IV

100.0% - Singer Collateral Trust V

43.87% - 2001 Books Holdings, LLC

B.	Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

66.06% - Power Financial Corporation

68.24% - Great-West Lifeco Inc.

100.0% - Great-West Financial (Canada) Inc.

100.0% - Great-West Financial (Nova Scotia) Co.

100% - Great-West Lifeco U.S. Inc.

100% - Putnam Investments, LLC

100.0% - Putnam Acquisition Financing Inc.

100.0% - Putnam Acquisition Financing LLC

100.0% - Putnam U.S. Holdings, LLC

100.0% - The Putnam Advisory Company, LLC

100.0% - Putnam Investment Management, LLC

100.0% - Putnam Fiduciary Trust Company (NH)

100.0% - Putnam Investor Services, Inc.

100.0% - Putnam U.S. Holdings I, LLC

100.0% - Putnam Retail Management GP, Inc.

99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail

              Management GP, Inc.)

80.0% - PanAgora Asset Management, Inc.

100.0% -Putnam GP Inc.

99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)

100.0% - Putnam Investment Holdings, LLC

100.0% - Savings Investments, LLC

100.0% - Putnam Aviation Holdings, LLC

100.0% - Putnam Capital, LLC

  80.0% - TH Lee Putnam Capital Management, LLC

100.0% - Putnam International Holdings LLC

100.0% - Putnam Investments Inc. (Canada)

100.0% - Putnam Investments (Ireland) Limited

100.0% - Putnam Investments Australia Pty Limited

100.0% - Putnam Investments Securities Co., Ltd. (Japan)

100.0% - Putnam International Distributors, Ltd. (Cayman)

100.0% - Putnam Investments Argentina S.A.

100.0% - Putnam Investments Limited (U.K.)

C.	The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

66.06% - Power Financial Corporation

68.24% - Great-West Lifeco Inc.

100.0% - 2142540 Ontario Inc.

100.0% - Great-West Lifeco Finance (Delaware) LP

100.0% - Great-West Lifeco Finance (Delaware) LLC

100.0% - 2023308 Ontario Inc.

100.0% - Great-West Life & Annuity Insurance Capital, LP

40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

40.0% - Great-West Life & Annuity Insurance Capital, LLC

100.0% - Great-West Life & Annuity Insurance Capital, LP II

40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

40.0% - Great-West Life & Annuity Insurance Capital, LLC II

100.0% - 2171866 Ontario Inc

100.0% - Great-West Lifeco Finance (Delaware) LP II

100.0% - Great-West Lifeco Finance (Delaware) LLC II

100.0% - 2023310 Ontario Inc.

100.0% - 2023311 Ontario Inc.

100.0% - 6109756 Canada Inc.

100.0% - 6922023 Canada Inc.

100.0% - The Great-West Life Assurance Company

71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)

100.0% - GWL THL Private Equity II Inc.

100.0% - Great-West Investors Holdco Inc.

100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.

100.0% - Great-West Investors GP Inc.

100.0% - Great-West Investors LP

100.0% - T.H. Lee Interests

100.0% - GWL Realty Advisors Inc.

100.0% - GWL Realty Advisors U.S., Inc.

100.0% - RA Real Estate Inc.

  0.1% RMA Real Estate LP

100.0% - Vertica Resident Services Inc.

100.0% - 2278372 Ontario Inc. (0.0001% interest in NF Real Estate Limited Partnership)

100.0% - GLC Asset Management Group Ltd.

100.0% - 801611 Ontario Limited

100.0% - 118050 Canada Inc.

100.0% - 1213763 Ontario Inc.

  99.9% - Riverside II Limited Partnership

  70.0% - Kings Cross Shopping Centre Ltd.

100.0% - 681348 Alberta Ltd.

100.0% - The Owner: Condominium Plan No 8510578

  50.0% - 3352200 Canada Inc.

100.0% - 1420731 Ontario Limited

100.0% - 1455250 Ontario Limited

100.0% - CGWLL Inc.

  65.0% - The Walmer Road Limited Partnership

  50.0% - Laurier House Apartments Limited

100.0% - 2024071 Ontario Limited

100.0% - 431687 Ontario Limited

 0.1% - Riverside II Limited Partnership

100.0% - High Park Bayview Inc.

  75.0% - High Park Bayview Limited Partnership

    5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)

100.0% - 647679 B.C. Ltd.

100.0% - Red Mile Acquisitions Inc.

  70.0% - TGS North American Real Estate Investment Trust

100.0% - TGS Trust

  70.0% - RMA Investment Company (Formerly TGS Investment Company)

100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)

100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)

100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)

    100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]

100.0% - RMA American Realty Corp.

1% - RMA American Realty Limited Partnership [(99% owned by RMA

    (U.S.) Realty LLC (Delaware)]

  99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)

100.0% - 1218023 Alberta Ltd.

    50% - special shares in RMA (U.S.) Realty LLC (Delaware)

100.0% - 1214931 Alberta Ltd.

    50% - special shares in RMA (U.S.) Realty LLC (Delaware)

  70.0% - RMA Real Estate LP

100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)

100.0% - S-8025 Holdings Ltd.

100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.

  70.0% - KS Village (Millstream) Inc.

  70.0% - 0726861 B.C. Ltd.

  70.0% - Trop Beau Developments Limited

  70.0% - Kelowna Central Park Properties Ltd.

  70.0% - Kelowna Central Park Phase II Properties Ltd.

  40.0% - PVS Preferred Vision Services

100.0% - London Insurance Group Inc.

100.0% - Trivest Insurance Network Limited

100.0% - London Life Insurance Company

100.00% - 1542775 Alberta Ltd.

100.0% - 0813212 B.C. Ltd.

  30.0% - Kings Cross Shopping Centre Ltd.

  30.0% - 0726861 B.C. Ltd.

  30.0% - TGS North American Real Estate Investment Trust

    100.0% - TGS Trust

  30.0% - RMA Investment Company (Formerly TGS Investment Company)

100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)

100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)

100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty

Holdings Corporation Ltd.)

100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]

100.0% - RMA American Realty Corp.

1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]

99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)

100.0% - 1218023 Alberta Ltd.

  50% - special shares in RMA (U.S.) Realty LLC (Delaware)

100.0% - 1214931 Alberta Ltd.

  50% - special shares in RMA (U.S.) Realty LLC (Delaware)

  30.0% - RMA Real Estate LP

100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)

100.0% - S-8025 Holdings Ltd.

100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.

100.0% - 1319399 Ontario Inc.

100.0% - 3853071 Canada Limited

  50.0% - Laurier House Apartments Limited

  30.0% - Kelowna Central Park Properties Ltd.

  30.0% - Kelowna Central Park Phase II Properties Ltd.

  30.0% - Trop Beau Developments Limited

100.0% - 4298098 Canada Inc.

100.0% - GWLC Holdings Inc.

100% - GLC Reinsurance Corporation

100.0% - 389288 B.C. Ltd.

100.0% - Quadrus Investment Services Ltd.

  35.0% - The Walmer Road Limited Partnership

100.0% - 177545 Canada Limited

100.0% - Lonlife Financial Services Limited

  88.0% - Neighborhood Dental Services Ltd.

100.0% - Quadrus Distribution Services Ltd.

100.0% - Toronto College Park Ltd.

25.0% - High Park Bayview Limited Partnership

  30.0% - KS Village (Millstream) Inc.

100.0% - London Life Financial Corporation

  89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)

100.0% - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)

100.0% - London Life & Casualty Reinsurance Corporation

    100.0% - Trabaja Reinsurance Company Ltd.

    100.0% - London Life and Casualty (Barbados) Corporation

100.0% - LRG (US), Inc.

    100.0% - London Life International Reinsurance Corporation

    100.0% - London Life Reinsurance Company

  15.2% - Books Holdings, LLC (43.87% owned by GWL&A and 2.4% owned by The Canada Life Assurance Company)

100.0% - Canada Life Financial Corporation

    100.0% - The Canada Life Assurance Company

    100.0% - Canada Life Brasil LTDA

    100.0% - Canada Life Capital Corporation, Inc.

    100.0% - Canada Life International Holdings, Limited

    100.0% - Canada Life International Services Limited

    100.0% - Canada Life International, Limited

    100.0% - CLI Institutional Limited

    100.0% - Canada Life Irish Holding Company, Limited

    100.0% - Lifescape Limited

    100.0% - Setanta Asset Management Limited

    100.0% - Canada Life Group Services Limited

    100.0% - Canada Life Europe Investment Limited

        78.67% - Canada Life Assurance Europe Limited

        100.0% - Canada Life Europe Management Services, Limited

        21.33% - Canada Life Assurance Europe Limited

    100.0% - Canada Life Assurance (Ireland), Limited

    100.0% - F.S.D. Investments, Limited

    100.0% - Canada Life International Re, Limited

    100.0% - Canada Life Reinsurance International, Ltd.

    100.0% - Canada Life Reinsurance, Ltd.

    100.0% - The Canada Life Group (U.K.), Limited

    100.0% - Canada Life Pension Managers & Trustees, Limited

    100.0% - Canada Life Asset Management Limited

    100.0% - Canada Life European Real Estate Limited

    100% - Hotel Operations (Walsall) Limited

    100.0% - Canada Life Trustee Services (U.K.), Limited

    100.0% - CLFIS (U.K.), Limited

    100.0% - Canada Life, Limited

    100.0% - Canada Life (U.K.), Limited

    100.0% - Albany Life Assurance Company, Limited

    100.0% - Canada Life Management (U.K.), Limited

    100.0% - Canada Life Services (U.K.), Limited

    100.0% - Canada Life Fund Managers (U.K.), Limited

  100.0% - Canada Life Group Services (U.K.), Limited

  100.0% - Canada Life Holdings (U.K.), Limited

100.0% - Canada Life Irish Operations, Limited

    100.0% - Canada Life Ireland Holdings, Limited.

100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)

100.0% - Canada Life Finance (U.K.), Limited

100.0% - CLH International Capital Management Hungary, Limited Liability Company

100.0% - The Canada Life Insurance Company of Canada

       94.4% - MAM Holdings Inc. (5.6% owned by GWL)

    100.0% - Mountain Asset Management LLC

100.0% - CL Capital Management (Canada), Inc.

100.0% - GRS Securities, Inc.

100.0% - 587443 Ontario, Inc.

100.0% - Canada Life Mortgage Services, Ltd.

100.0% - Adason Properties, Limited

    100.0% - Adason Realty, Ltd.

100.0% - Crown Life Insurance Company

    2.4% - Books Holdings, LLC (43.87% owned by GWL&A and 15.2% owned by The Great-West Life Assurance Company)

D.	IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

66.06% - Power Financial Corporation

57.64% - IGM Financial Inc.

    100.0% - Investors Group Inc.

    100.0% - Investors Group Financial Services Inc.

    100.0% - I.G. International Management Limited

          100.0% - I.G. Investment Management (Hong Kong) Limited

    100.0% - Investors Group Trust Co. Ltd.

          100.0% - 391102 B.C. Ltd.

    100.0% - I.G. Insurance Services Inc.

    100.0% - Investors Syndicate Limited

    100.0% - Investors Group Securities Inc.

    100.0% - I.G. Investment Management, Ltd.

          100% - Investors Group Corporate Class Inc.

          100.0% - Investors Syndicate Property Corp.

          19.63% - I.G. (Rockies) Corp.

    100.0% - I.G. Investment Corp.

    80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)

    100.0% 4400020 Canada Inc. (Dissolution pending)

    100.0% - Mackenzie Inc.

100.0% - Mackenzie Financial Corporation

100.0% - Mackenzie Financial Charitable Foundation

25.0% - Strategic Charitable Giving Foundation

100.0% - Execuhold Investment Limited

100.0% - Winfund Software Corp.

100.0% - Anacle I Corporation

100.0% - Mackenzie M.E.F. Management Inc.

    100.0% - Canterbury Common Inc.

100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.

100.0% - Mackenzie Financial Capital Corporation

100.0% - Multi-Class Investment Corp.

100.0% - MSP 2009 GP Inc.

100.0% - MSP 2010 GP Inc.

100.0% - MMLP GP Inc.

  93.90% - Investment Planning Counsel Inc.

100.0% - IPC Investment Corporation

100.0% - 9132-2115 Quebec Inc.

100.0% - IPC Save Inc.

100.0% - IPC Estate Services Inc.

100.0% - IPC Securities Corporation

  89.36% - IPC Portfolio Services Inc. (and 10.64% owned by advisors of IPC Portfolio Services Inc.)

    100.0% - Counsel Portfolio Services Inc.

E.	Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

66.06% - Power Financial Corporation

    100.0% - Power Financial Europe B.V.

50.0% - Parjointco N.V.

  76.0% - Pargesa Holding SA (56.5% capital)

    100.0% - Pargesa Netherlands B.V.

    52.0% - Groupe Bruxelles Lambert (50.0% capital)

    Capital

        6.9% - Suez Environment Company (1)

      21.0% - Lafarge (2)

        9.8% - Pernod Ricard (1)

        0.2% - Iberdrola (1)

      10.0% - Arkema (1)

    100.0% - Belgian Securities B.V.

    Capital

57.0% - Imerys (1)

    100.0% - Brussels Securities

    Capital

100.0% - Sagerpar

    3.8% - Groupe Bruxelles Lambert

100.0% - GBL Overseas Finance N.V.

    100.0% - GBL Treasury Center

    Capital

    100.0% - GBL Energy S.á.r.l.

Capital

    4.0% - Total (1)

    100.0% - GBL Verwaltung GmbH

    100.0% - Immobilière Rue de Namur S.á.r.l.

    100.0% - GBL Verwaltung S.à.r.l.

    Capital

    100.0% - GBL Investments Limited

    100.0% - GBL R

    5.2% - GDF SUEZ (1)

    43.0% - ECP 1

    42.4% - ECP 2

    100.0% - ECP3

100.0% - Pargesa Compagnie S.A.

100.0% - Pargesa Netherlands B.V.

    100.0% - SFPG

(1) Based on Company’s published capital as of December 31, 2011

(2) Based on Company’s published capital as of November 30, 2011

F.	Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada

100.0% - Square Victoria Communications Group Inc.

    100.0% - Gesca Ltée

    100.0% - La Presse, ltée

          100.0% 7991347 Canada inc.

    100.0% - Gesca Ventes Média Ltée

    100.0% - Gesca Numérique Ltée

          100.0% - 3855082 Canada Inc.

100.0% - Cyberpresse inc.

    100.0% - 6645119 Canada Inc.

    100.0% - Les Éditions La Presse II Inc.

    100.0% - 3819787 Canada Inc.

        100.0% - 3834310 Canada Inc.

    20.0% - 3859282 Canada Inc.

    100.0% - Square Victoria Digital Properties inc.

        100.0% - 4400046 Canada Inc.

            68.96% - 9059-2114 Québec Inc.

    83.3% VR Estates Inc.

    97.74% - DuProprio Inc.

    16.7% - VR Estates Inc.

    100% - 0757075 B.C. Ltd.

    0.1% - Lower Mainland Comfree LP

    99.9% - Lower Mainland Comfree LP

    100% - Comfree Commission Free Realty Inc.

    100% - CF Real Estate First Inc.

    100% - CF Real Estate Max Inc.

    100% - CF Real Estate Ontario Inc.

    100% - CF Real Estate Maritimes Inc.

    100% - DP Immobilier Québec Inc.

    100.0% - Les Productions La Presse Télé Ltée

        100.0% - La Presse Télé Ltée

        100.0% - La Presse Télé II Ltée

        100.0% - La Presse Télé III Ltée

100.0% - Les Éditions Gesca Ltée

        100.0% - Groupe Espaces Inc.

100.0% - Les Éditions La Presse Ltée

100.0% - (W.illi.am) 6657443 Canada Inc.

100.0% - 7787146 Canada Inc. (lerenard.ca)

3.81% - Acquisio Inc.

50.0% - Workopolis Canada

25.0% - Olive Média

    100.0% - Attitude Digitale Inc.

100.0% - Square Victoria C.P. Holding Inc.

33.3% - Canadian Press Enterprises Inc.

    100.0% - Broadcast News Limited

    100.0% - Press News Limited

          100.0% - Pagemasters North America Inc.

100.0% - 7575343 Canada Inc.

G.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada

100.0% - Power Corporation (International) Limited

   99.9% - Power Pacific Corporation Limited

    25.0% - Barrick Power Gold Corporation of China Limited

    100.0% - Power Pacific Mauritius Limited

    7.88% - Vimicro International Corporation

    0.1% - Power Pacific Equities Limited

99.9% - Power Pacific Equities Limited

    4.3% - CITIC Pacific Limited

    5.8% - Yaolan Limited

100.0% - Power Communications Inc.

   0.1% - Power Pacific Corporation Limited

H.	Other PCC Companies

Power Corporation of Canada

100.0% - 152245 Canada Inc.

  100.0% - Power Tek, LLC

  100% - 3540529 Canada Inc.

100.0% - Gelprim Inc.

100.0% - 3121011 Canada Inc.

100.0% - 171263 Canada Inc.

100.0% - Victoria Square Ventures Inc.

  13.76% - Bellus Health Inc.

  31.1% Potentia Solar Inc.

  25% Les Remparts de Québec

100.0% - Power Communications Inc.

  100.0% - Brazeau River Resources Investments Inc.

  100.0% - Communications BP S.A.R.L

100.0% - PCC Industrial (1993) Corporation

100.0% - Power Corporation International

100.0% - 3249531 Canada Inc.

  100% - Sagard Capital Partners GP, Inc.

100.0% - Sagard Capital Partners, L.P.

100.0% - Power Corporation of Canada Inc.

100.0% - Square Victoria Real Estate Inc.

100.0% - PL S.A.

100.0% - 4190297 Canada Inc.

    100% Sagard Capital Partners Management Corp.

100.0% - Sagard S.A.S.

100.0% - Marquette Communications (1997) Corporation

    3.6% - Mitel Networks Corporation

100.0% - 4507037 Canada Inc.

100.0% - 4524781 Canada Inc.

100.0% - 4524799 Canada Inc.

100.0% - 4524802 Canada Inc.

I.	Other PFC Companies

Power Financial Corporation

100.0% - 4400003 Canada Inc.

100.0% - 3411893 Canada Inc.

100.0% - 3439453 Canada Inc.

100.0% - 4400020 Canada Inc.

100.0% - 4507045 Canada Inc.

100.0% - 4507088 Canada Inc.

100.0% - Power Financial Capital Corporation

100.0% - 7973594 Canada Inc.

100.0% - 7973683 Canada Inc.

100.0% - 7974019 Canada Inc.

Item 27.	Number of Owners

As of March 31, 2012, there were 137 Owners. 103 of the Owners are qualified, while the other 34 Owners are non-qualified.

Item 28.	Indemnification

Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer, or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 - INDEMNIFICATION

Section 7-109-101. Definitions.

As used in this Article:

(1)        “Corporation” includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2)        “Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation’s request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of or to hold a similar position with, another domestic or foreign entity or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation’s request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.

(3)        “Expenses” includes counsel fees.

(4)        “Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)        “Official capacity” means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)        “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7)        “Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to Indemnify Directors.

(1)        Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

(a)        The person conducted himself or herself in good faith; and

(b)        The person reasonably believed:

(I)        In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation’s best interests; and

(II)        In all other cases, that his or her conduct was at least not opposed to the corporation’s best interests; and

(c)        In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

(2)        A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

(3)        The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4)        A corporation may not indemnify a director under this section:

(a)        In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)        In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(5)        Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1)        A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

(a)        The director furnishes the corporation a written affirmation of the director’s good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

(b)        The director furnishes the corporation a written undertaking, executed personally or on the director’s behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

(c)        A determination is made that the facts then know to those making the determination would not preclude indemnification under this article.

(2)        The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)        Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1)        Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner

(a)        If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification.

(b)        If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1)        A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

(2)        The determinations required by subsection (1) of this section shall be made:

(a)        By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

(b)        If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3)        If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a)        By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b)        By the shareholders.

(4)        Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

(1)	Unless otherwise provided in the articles of incorporation:

(a)        An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b)        A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

(c)        A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108. Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or entity or of an employee benefit plan against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Limitation of Indemnification of Directors.

(1)        A provision concerning a corporation’s indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2)        Sections 7-109-101 to 7-109-108 do not limit a corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of Great-West

Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:

(a)        “expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)        “liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)        “party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)        “proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)	the person conducted himself or herself in good faith; and

(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)

the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:

(i)	the person conducted himself or herself in good faith; and

(ii)

the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(c)	if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 29.	Principal Underwriter

(a)

GWFS Equities, Inc. is the distributor of securities for the Registrant. GWFS Equities also serves as distributor or principal underwriter for Maxim Series Fund, Inc., an open-end management investment company, FutureFunds Series Account of Great-West Life & Annuity Insurance Company (“Great-West”), Variable Annuity-1 Series Account of Great-West, Variable Annuity-2 Series Account of Great-West, COLI VUL-2 Series Account of Great-West, COLI VUL-4 Series Account of Great-West, Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company (“First Great-West”), Variable Annuity-2 Series Account of First Great-West, COLI VUL-2 Series Account of First Great-West, and COLI VUL-4 Series Account of First Great-West.

(b)	Directors and Officers of GWFS Equities, Inc.

Name	Principal Business Address	Positions & offices with Underwriter
C. P. Nelson	(1)	Chairman, President and Chief Executive Officer
G. E. Seller	18111 Von Karman Street. Suite 560 Irvine, CA 92612	Director and Senior Vice President
R.K. Shaw	(1)	Director and Executive Vice President
R.J. Laeyendecker	(1)	Senior Vice President
W.S. Harmon	(1)	Director and Vice President
S.A. Bendrick	(1)	Director and Vice President
C.H. Cumming	(1)	Senior Vice President
M.R. Edwards	(1)	Senior Vice President
S.M. Gile	(1)	Vice President
B. Neese	(1)	Vice President
C. Bergeon	(1)	Vice President
S.A. Ghazaleh	(1)	Vice President
B.A. Byrne	(1)	Secretary and Chief Compliance Officer
T.L. Luiz	(1)	Compliance Officer
M.C. Maiers	(1)	Vice President and Treasurer

(1) 8515 E. Orchard Road, Greenwood Village, Colorado 80111

(c) Commissions and other compensation received by Principal Underwriter during Registrant’s last fiscal year:

Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation

GWFS	-0-	-0-	-0	-0-

Item 30.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

(a)

Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)

Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)

Great-West represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Great-West.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Greenwood Village, and State of Colorado, on this 22nd day of April 2012.

MAXIM SERIES ACCOUNT of
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Registrant)

By:	/s/ M.T.G. Graye
M.T.G. Graye
President, Chief Executive Officer and Principal Financial Officer of Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)

By:	/s/ M.T.G. Graye
M.T.G. Graye
President, Chief Executive Officer and Principal Financial Officer

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature and Title	Date

/s/ R.L. McFeetors	April 22, 2012
R.L. McFeetors*
Director, Chairman of the Board

/s/ M.T.G. Graye	April 22, 2012
M.T.G. Graye
Director, President, Chief Executive Officer and Principal Financial Officer

/s/ J. Van Harmelen	April 22, 2012
J. Van Harmelen Senior Vice President and Controller

/s/ J. Balog	April 22, 2012
J. Balog* Director

/s/ J.L. Bernbach	April 22, 2012
J.L. Bernbach* Director

	/s/ A. Desmarais	April 22, 2012
A. Desmarais* Director

	/s/ P. Desmarais	April 22, 2012
P. Desmarais, Jr.* Director

	/s/ A. Louvel	April 22, 2012
A. Louvel* Director

	/s/ J.E.A. Nickerson	April 22, 2012
J.E.A. Nickerson* Director

	/s/ R.J. Orr	April 22, 2012
R.J. Orr* Director

	/s/ M. Plessis-Bélair	April 22, 2012
M. Plessis-Bélair* Director

	/s/ H.P. Rousseau	April 22, 2012
H.P. Rousseau* Director

	/s/ R. Royer	April 22, 2012
R. Royer* Director

	/s/ P.K. Ryan	April 22, 2012
P.K. Ryan* Director

	/s/ T.T. Ryan	April 22, 2012
T.T. Ryan* Director

	/s/ B.E. Walsh	April 22, 2012
B.E. Walsh* Director

*By:	/s/ R.G. Schultz	April 22, 2012
R.G. Schultz
Attorney-in-Fact pursuant to Power of Attorney